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Exhibit 10.4

DISBURSEMENT AND DEVELOPMENT LOAN AGREEMENT

        THIS DISBURSEMENT AND DEVELOPMENT LOAN AGREEMENT ("Development Agreement") is dated this October 10, 2002, by and between COMSTOCK BLOOMS MILL II, L.C., a Virginia Limited Liability Company (the "Borrower") and BRANCH BANKING AND TRUST COMPANY OF VIRGINIA, having a principal address of 1308 Devils Reach Road, Woodbridge, Virginia 22192 (the "Lender").

RECITALS

        (A)  The Lender agreed to make a secured refinance, revolving development and revolving construction loan to Borrower in the face amount of up to Thirteen Million and No/100 Dollars ($13,000,000.00), (the "Loan") to be secured by real property subdivided (or to be subdivided) into three hundred seventy-five (375) residential building lots comprised of eighty-two (82) single family lots; ninety-one (91) twenty (20) foot wide townhouse lots; one hundred eleven (111) twenty-two foot wide townhouse lots; and ninety-one (91) carriage home lots (collectively, the "Lots") together with all Improvements (as defined below), and more fully described in Exhibit A, attached hereto and made a part hereof (collectively, the "Real Property").

        (B)  In connection with the Loan, the Borrower intends to grant to Lender a perfected first priority secured interest in the Real Property in favor of the Lender as of the date hereof, and to enter into that certain: (i) Credit Line Deed of Trust executed by the Borrower of even date herewith (the "Deed of Trust"), (ii) Assignment Of Leases, Interests, Contracts, Plans and Profits executed by the Borrower of even date herewith (the "Assignment of Interests"), (iii) two (2) Deed of Trust Notes executed by the Borrower of even date herewith, in the face amounts of $9,000,000.00 ("Note 1") and $4,000,000.00 ("Note 2") (together totaling the Loan), in favor of the Lender (hereinafter collectively, the "Notes"), and all other Loan Documents (as defined herein) to further secure the Loan.

        (C)  This Development Agreement sets forth the terms and conditions under which the Lender agrees to disburse the portion of the Loan for the refinance and development portion of the Loan, interest reserve, and certain other costs to the Borrower, not to exceed an aggregate total funding amount of $16,390,637.00, provided $9,000,000.00 is never disbursed and remaining outstanding at any one time (hereinafter, the "Disbursement and Development Portion"). [In this Development Agreement, all references to the "Loan" hereinafter shall refer to this Disbursement and Development Portion of the Loan only, unless the context expressly states otherwise]. The Disbursement and Construction Loan Agreement dated of even date herewith (the "Construction Loan Agreement") sets forth the terms and conditions under which the Lender agrees to disburse revolving construction proceeds of up to Four Million and No/100 Dollars ($4,000,000.00).

        (D)  The exhibits attached hereto are identified as follows:

            (i)  Exhibit A—contains the legal description of the Real Property.

           (ii)  Exhibit B—contains the definitions of certain basic words and terms used in this Development Agreement.

          (iii)  Exhibit C—contains the conditions precedent to the refinance of the Loan.

          (iv)  Exhibit D—contains the conditions precedent to all subsequent disbursements, other than the final disbursement.

           (v)  Exhibit E—contains the Events of Default under the Development Agreement, and the remedies of the Lender.

        (E)  Accordingly, capitalized words and/or terms used throughout this Development Agreement indicate that the words and/or terms have been defined in Exhibit B, attached hereto and/or are set forth in the main body of the Development Agreement, and the words and/or terms shall be construed to have the meanings and statements as set forth. The definitions listed in the main body of the Development Agreement and in Exhibit B shall not be construed as limiting, undermining or modifying any of terms and conditions contained in any of the other Loan Documents, and shall have the meanings, interpretation and significance as defined, unless otherwise required by the context of the paragraph.

        (F)  The proceeds of the Loan, together with certain of the Borrower's Funds are to be used by the Borrower for the sole purpose (the "Purpose") of refinancing the Real Property which is to be subdivided into the Lots and to perform certain development work to finish the Lots, such that they are ready for the ultimate construction of dwellings at the Real Property (also referred to as the "Project") in accordance with the terms of the Construction Loan Agreement.

        (G)  To induce the Lender to make the Loan, the Borrower agrees to the terms and conditions in this Development Agreement.

W I T N E S S E T H

        In consideration of the Loan to the Borrower, the mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I. INTRODUCTION

        1.    Incorporation of Recitals.    Each and every one of the Recitals stated above are hereby expressly incorporated herein by reference as if fully set forth in this Development Agreement.

        2.    Specific Incorporation of Exhibits.    Exhibit A, Exhibit B, Exhibit C, Exhibit D and Exhibit E attached hereto (collectively referred to as the "Exhibits") are hereby incorporated into this Development Agreement and expressly made a part hereof as if fully set forth herein. The Borrower's signature on the last page of this Development Agreement shall evidence Borrower's express acceptance and agreement with all of the terms, conditions, words and definitions set forth in this Development Agreement, which is hereby deemed to include each and every one of the Exhibits.

        3.    Compliance With Loan Documents.    Borrower agrees and covenants to comply with and perform all of the terms, covenants and conditions of this Development Agreement and each and every one of the other Loan Documents.

        4.    Use of Proceeds.    All Loan Disbursements shall be used by the Borrower for the specific Purpose stated herein, subject to the requirements of the Lender as set forth herein and in each of the other Loan Documents.

        5.    Borrower As Fiduciary.    If Borrower receives the Loan Disbursements made under this Development Agreement, Borrower shall hold the funds advanced as a fiduciary prior to payment, and shall apply such advances to the payment of the legitimate Costs then due for the Work performed in connection with the development of the Improvements. Borrower hereby agrees, at any time and from time-to-time upon request of Lender, to exhibit to Lender receipts, vouchers, statements, bills of sale or other evidence satisfactory to Lender of actual payment of such Costs within ten (10) days after such request.

II. INITIAL ADVANCE

        The Lender shall make an initial advance of Loan funds for refinancing the Property prior to the commencement of development in an amount that does not exceed $1,975,574.00 (the "Initial Advance") provided however:

          (A)  Any Initial Advance may be reduced by any unavailability of the Borrower's Funds, or any other sources of repayment of the Loan (other than the sale of the Real Property) that were disclosed in the Financial Statements as determined by the Lender; and

          (B)  The Initial Advance is further subject to the Borrower remaining in compliance with all of the underwriting standards, representations and warranties made in connection with the Loan and the Loan Documents; and

          (C)  The Borrower shall provide the Lender on or around closing with evidence that it has invested the Borrower Equity (as defined below) into the Project. The Initial Advance may be paid directly to the Borrower's closing attorney, at the option of the Lender. All advances hereunder shall be deemed to be evidenced by Note 1 and secured by the Deed of Trust.

III. REQUIREMENTS FOR INITIAL ADVANCE

        The Lender agrees to disburse the Initial Advance subject to the Borrower's compliance as determined by Lender, with all terms and conditions set forth in this Development Agreement, including each and every one of the Conditions Precedent To Initial Advance, set forth in Exhibit C, attached hereto and made a part hereof.

IV. SUBSEQUENT DISBURSEMENTS

        The Borrower may submit (not more than twice a month) a properly completed Draw Application accompanied by the Inspection Fee (which may be deducted from each draw) for each subsequent Loan Disbursement under the Loan, in an amount which equals the lesser of: (i) the Completion Percentage as reasonably determined by Lender's Inspector, less all amounts previously advanced under the Loan, or (ii) the budgeted amounts available for the development of said Improvements under the Development Budget, as approved by the Lender. Requests for site development advances shall be supported by receipts for payment for labor performed and materials installed, or invoices for work performed, in a manner deemed sufficient by the Lender, provided however:

          (A)  The Borrower shall provide a detailed budget outlining costs, preliminarily budgeted as follows:

Land Advance*	$730,000
Engineering/Zoning	1,608,000
Lot Development Costs**	10,019,637
Storm Water Pond	475,000
Amenities	588,000
Marketing/Adm.***	0
Misc. Costs	150,000
Access Road	1,820,000
Landscaping	350,000
Interest Reserve****	650,000

*
These Proceeds shall not be disbursed until the Lender has verified that at least $2,000,000 of equity remains in the Lots, based on the appraisal provided to the Lender.

**
The Borrower shall provide equity in the amount of $659,105.00 toward the payment of Lot Development Costs, and this amount shall be generated by cash flow resulting from sales occurring at the Project, and represents a "back-end" equity requirement.

***
Six Hundred Fifty Thousand Dollars ($650,000) shall be allocated by the Borrower to fund marketing/administration and other miscellaneous costs incurred in the initial phase of development at the Project, and the Lender shall not be required to fund any advance under the Loan for such purpose. Funding for this amount shall come from the Borrower's Equity.

****
Proceeds from the Loan shall be allocated by the Lender for the purpose of paying the monthly payments of interest coming due under Note 1 up to $650,000. Nothing contained herein shall adversely affect the Borrower's obligations under any note.

All budgeted items are subject to verification by a consulting engineer, with requests for advances to be approved by the Lender's designated inspector and/or consulting engineer at a reasonable cost to be determined by the Lender, to be deducted from each draw;

          (B)  Any amounts necessary to effect corrections to the Work that arise from violations of building codes or structural defects, defective workmanship or materials, or other matters, may be deducted from a disbursement by the Lender; and

          (C)  In no event shall the total aggregate amount of any remaining disbursements for refinance and development exceed the lesser of: (i) the applicable Loan-To-Value Ratio as determined by an Appraisal, or (ii) $ 9,000,000.00 outstanding at any one time (the "Development Disbursements").

          (D)  Disbursements from the Lender that comprise the Development Disbursements, shall revolve and when the Borrower shall repay any portion of the Development Disbursements, the Borrower may request subsequent disbursements for site development at the Project in accordance with the terms herein, provided however, in no event (i) shall the amount outstanding at any one time exceed $9,000,000.00 and (ii) shall the total aggregate amount disbursed exceed $16,390,637.00.

        All subsequent Loan Disbursements shall be further subject to the Borrower's compliance with all of the terms and provisions set forth herein, including Exhibit D, and paying all of the remaining development Costs from the Borrower's Funds.

        Within five (5) business days after approval of a Draw Application, which shall not be unreasonably withheld or delayed, Lender shall make a subsequent Loan Disbursement based on the Draw Application as approved by the Lender and on the terms and conditions of this Development Agreement.

V. LOAN LIMITATIONS

        1.     The Borrower shall restrict development to the Real Property and any off-site easements or construction as may be necessary to develop the Lots in accordance with the Purpose.

        2.     The Borrower shall demonstrate at closing to the satisfaction of the Lender, that it shall have invested a minimum of $3,000,000.00 equity into the Project (collectively, the "Borrower's Equity"). Two million dollars ($2,000,000) of the Borrower's Equity shall be demonstrated to be in the land at closing, and one million dollars ($1,000,000) shall be allocated by the Borrowerto fund marketing/administration and other miscellaneous costs incurred in the initial phase of development at the Project, and the Lender shall not be required to fund any advance under the Loan for such purpose.

        3.     As each section or phase of the Project receives final site plan approval from the County (the "Approved Section"), the Lender shall disburse development costs to the Borrower in connection therewith, subject to the terms of this Development Agreement. On a case-by-case basis, however, if the Borrower requests additional development disbursements with respect to a section of the Project that has not received final site plan approval, the Lender, in its reasonable discretion, may disburse funds to the Borrower for the development of sections or phases that: (i) have received preliminary site plan approval, and (ii) are within sixty (60) days of receiving final site plan approval from all necessary government departments, as determined by the Borrower's engineers.

        4.     So long as: (i) the Borrower is not in default hereunder, (ii) the Borrower complies with the terms of the Deed of Trust, and (iii) the Borrower has paid to the Lender such other amounts as may be due the Lender under the Deed of Trust and in connection with all amounts advanced and remaining outstanding under the construction portion of the Loan in connection with the Lot to be released, the Lender shall permit a Lot to be released from the lien of the Deed of Trust, upon payment to the Lender of the following amounts (herein referred to collectively, as the "Partial Release Payment"):

  (a)
  $75,000.00 per lot for each single family lot

  (b)
  $55,000.00 per lot for each carriage home lot

  (c)
  $45,000.00 per lot for each 20' wide town house lot

  (d)
  $50,000.00 per lot for each 22' wide town house lot

        5.     The Borrower must have a binding commitment for development bonding prior to the date hereof, and said bonds for the Approved Section must be duly posted with the County of Prince William, and evidence of same provided to the Lender.

VI. GENERAL REQUIREMENTS

        1.    Appraisal.    Lender shall order and shall have received at Borrower's expense prior to settlement, an Appraisal for Lender's use. The Lender may obtain at Borrower's expense an updated Appraisal of any part of the Real Property performed by a third party appraiser engaged directly by the Lender. Borrower shall disclose all known defects of the Real Property to the appraiser and provide the appraiser a copy of the Title Commitment.

        2.    Financial Statements.    Borrower and Guarantors shall deliver to Lender its Financial Statements or other information at the times and for the periods that Lender may prescribe from time-to-time as long as the Loan remains outstanding.

        3.    Insurance.    The Borrower shall have in effect all Insurance Coverage at the closing of the Loan. In the event of a major casualty loss, the Lender shall apply any proceeds received from Insurance Coverage in accordance with the applicable provisions set forth in the Deed of Trust.

        4.    Commencement; Development.    Borrower shall commence development of the Improvements as promptly as is practical, and shall continue such development with reasonable diligence and dispatch, pursuant to the Development Schedule. Development shall be performed in accordance with the Plans and Specifications, the Contracts, and the Development Budget and the Lender shall not be obligated to review any proposed change unless it has received a Change Order in a form, substance and containing such evidence as is satisfactory solely to the Lender. All development shall be done in a good and workmanlike manner using new materials and first-class equipment, and be performed to meet or exceed all applicable building codes. Borrower shall disclose the existence of any cemetery and the areas of ingress and egress thereto, to the Lender and the Appraiser in writing, prior to commencing any construction, and shall not construct any Improvements near or around any cemetery or its areas of access. The Borrower shall not allow any development to disturb any "wetlands" that may be protected under Federal and/or state laws that require a permit for such disturbance, except as may be authorized under Corps. of Engineers permit.

        5.    Plans of Development; Contracts.    The Improvements shall be constructed by the General Contractor after obtaining all necessary Building Permits. Borrower assumes responsibility for complying with all of the terms and conditions of this Development Agreement, including compliance with the Plans and Specifications, the restrictions governing the Real Property, with all laws, government requirements, building codes, and sound engineering practices.

          (a)   A master set of Plans and Specifications shall have been delivered to the Lender and shall govern all questions that may arise with respect to the construction of the Improvements. Each page of the Plans and Specifications has been identified and approved by Lender and Borrower. No substantive changes to the Plans and Specifications shall be effective unless requested by Change Order and approved by the Lender.

          (b)   If requested by Lender, a master copy of all Contracts shall have been delivered to the Lender and shall govern all questions that may arise with respect to the development and construction of the Improvements.

          (c)   The Borrower shall diligently work to record each Approved Section for the Property and shall meet all government requirements for the timely recordation of each Approved Section. In no event shall the legal subdivision of the entire Property be recordedlater than 210 days after the date hereof.

        6.    Development Budget Constraints.    The Lender shall not be required to: (a) make any advance for any Costs not set forth in the Development Budget, (b) make any advance for any line item in the Development Budget that, when added to all prior advances for that line item, would exceed the lesser of (i) the actual cost incurred by Borrower for such line item, or (ii) the sum allocated in the Development Budget approved by the Lender for such line item, or (c) make any advance for any contingency line item unless Lender consents to such advance in its sole discretion. Without prior written approval of Lender, whose approval shall not be unreasonably withheld, Borrower shall not reallocate unused Loan funds from one Development Budget line item to another or otherwise amend the Development Budget.

        7.    Reports and Vouchers.    If requested by Lender, Borrower shall promptly deliver to Lender: (i) copies of those Engineering Reports, title reports, studies, inspections and tests made on the Real Property, the Improvements or the materials, and (ii) any Contracts, bills of sale, statements, receipted vouchers or agreements under which Borrower claims title to any materials, fixtures or articles to be incorporated into the Improvements.

        8.    Secured Advances.    All Loan Disbursements made by the Lender to the Borrower hereunder shall be: (i) subject to the Loan-To-Value Ratio, and (ii) secured by the Deed of Trust and each of the Loan Documents. Lender does not intend to make any unsecured advances to the Borrower under the Loan.

        9.    Inspection.    Prior to any Loan Disbursement, the Inspector may enter the Real Property at any reasonable time to inspect the Improvements which have been satisfactorily completed and to determine the Completion Percentage. The Lender may enter upon the Real Property to inspect the Real Property, the Improvements and any materials at any reasonable time. Borrower will make available to Lender upon reasonable notice for inspection and copying, all Plans and Specifications, drawings, books and records, and other documents and information required by Lender.

        10.    Termination of Loan Disbursements.    In addition to all other rights of the Lender granted under any of the Loan Documents to terminate Loan Disbursements, the Lender's commitment to make Loan Disbursements shall expire and terminate: (i) automatically after the Final Disbursement, (ii) automatically if the Loan is prepaid in full and the Deed of Trust is released after Project completion, (iii) in the event the outstanding Loan Amount exceeds the Loan-To-Value Ratio at any time which is not cured by the Borrower, as determined by the Lender, after notice thereof, (iv) if the

Improvements are completed for an amount less than the Development Budget, or (v) the Borrower defaults under this Development Agreement or under any of the other Loan Documents, that continues after the expiration of any applicable notice and cure period.

        11.    Borrower To Cover Deficiency.

        (a)   If at any time the remaining portion of the Loan not yet disbursed is determined to be less than the remaining development costs required for completion of construction of the Improvements, as estimated by the Inspector and/or Lender (the "Deficiency"), and Lender has given Borrower twenty (20) days notice thereof, Lender shall not be required to make any Loan Disbursements under the Loan, unless the Borrower first deposits the Borrower's Funds (or provides adequate assurances to the Lender of the immediate availability of the Borrower's Funds) in the amount of the Deficiency. Any amount deposited by Borrower with Lender to pay the Deficiency shall be applied, to pay the deficiency amount of the remaining Costs of constructing the Improvements. Notwithstanding any of the provisions of this Development Agreement, the Lender shall also have the right to withhold from any Loan Disbursement an amount sufficient to cover: (i) the Deficiency or any unpaid balance of the Costs to complete the Project, or (ii) any surplusage resulting when all Loan Disbursements, total more than the actual construction Costs incurred (or to be incurred) by the Borrower.

        (b)   Any amount deposited by the Borrower with the Lender in the amount of the Deficiency, shall be deposited with the Lender in an account which shall be deemed to be a General Account.

        (c)   The Borrower hereby unconditionally grants, pledges, assigns, transfers and conveys to the Lender all funds and interest deposited in the General Account, together with all of the Borrowers right, title, interest and estate in and to the General Account, as additional collateral and security for the Loan, and hereby further expressly grants in favor of the Lender, the full and unconditional right of setoff thereto.

        12.    Completion.    The Borrower shall complete construction of all the Improvements free and clear of all liens except the Loan Documents, on or before the Completion Date subject to any Excusable Delays. Excusable Delays shall not extend the Completion Date unless the Lender provides written approval in its reasonable discretion, and the Borrower continues to comply with all provisions set forth in the Loan Documents. Except as otherwise provided under the Notes, Lender is under no obligation to extend the Completion Date. Borrower shall correct, using Borrower's Funds, any: (A) material defect in the structure or Improvements, (B) material deviations from the Plans and Specifications, and (C) encroachments or setback violations that are necessary prior to completing construction of the Project.

        13.    Storage of Materials.    The Borrower shall cause all materials intended to be utilized in the construction of the Improvements, and when delivered, to be stored on the Real Property, with adequate safeguards.

        14.    Payment.    Lender shall make Loan Disbursement checks payable to the Borrower, but reserves the right, for good cause shown, in Lender's reasonable discretion, to make Loan Disbursement checks payable: (A) solely to the closing attorney, (B) solely to the Title Company to be disbursed to those contractors and materialmen entitled to payment, or (C) jointly to the Borrower and the persons entitled to payment. Any advance requested by Borrower may be deposited with the Title Company pending the appropriate endorsement to the Title Policy. If Lender chooses not to deposit any Loan Disbursements with the Title Company, advances shall be made at the principal office of Lender or at such other place as Lender may from time to time designate.

        15.    Loan Expenses:    Except for items to be paid for loan proceeds per the Loan budget, all fees, premiums, expenses and charges incurred in procuring, processing and administering the Loan, including without limitation charges for the Title Policy, title examination, title bring downs, title endorsements, inspections, surveys, recordings, taxes, Lender's reasonable attorneys fees, Lender's fees, service charges, closing attorney, Borrower's attorney, Insurance Coverage, real estate taxes, assessments, engineers, architects, water, sewer, utilities, brokers, liens, encumbrances, Work corrections, Loan Document modifications, broker's fees and any other matters in connection with the Real Property, the Project, the Improvements and the Loan, shall be paid for by the Borrower. All such amounts shall be paid by the Borrower when due, or, subject to Borrower's approval (not to be unreasonably withheld) Lender may, at its option, deduct any amounts necessary for the payment of these items from any Loan Disbursement. All sums so applied shall be deemed advances under this Development Agreement and secured by the Loan Documents.

        16.    Loan Fees.    The Borrower agrees to pay the Loan Fees in addition to any loan fees charged in the Construction Loan Agreement.

        17.    Construction Consultant.    Lender, only upon the reasonable determination that it is necessary, may hire, at the cost and expense of the Borrower, any engineer, architect or consultant that Lender considers necessary or useful to assist the Lender in performing any of its rights and obligations under this Development Agreement (the "Construction Consultant"). The services of the Construction Consultant are confidential and solely for the benefit of Lender and Borrower in administering the Loan, and shall not be disclosed to any other party.

        18.    Deposit of Funds.    The Borrower agrees that it shall use the Borrower's Funds for paying for the balance of any and all development costs in excess of the development disbursements in connection with the development of the Real Property, and shall deposit with the Lender the Borrower's Funds if the actual Costs exceed the Loan Disbursements, or the projected Costs will exceed the unadvanced portion of the Loan to which Borrower is entitled, in the amount of the Deficiency as determined by the Lender, with interest earned thereon, if any, to be part of the Borrower's Funds. The Borrower's Funds shall be deposited with the Lender into a General Account. Upon a Default, Lender may (but shall have no obligation to) apply all or any part of the Borrower's Funds against any unpaid indebtedness arising under any of the Loan Documents, in such order as Lender determines. Lender may apply all or a portion of the Borrower's Funds prior to any Loan Disbursement.

        19.    Pledge and Use of Deposited Funds.    The Borrower hereby unconditionally grants, bargains, conveys, pledges, assigns and transfers the General Account and the Interest Reserve, any and all funds deposited therein (together with any interest earned thereon) in favor of the Lender as additional collateral for the Loan, and hereby grants, bargains, assigns, and conveys in favor of the Lender a security interest therein, together with the unconditional and immediate right of setoff thereto, in the event of a Default as defined herein. In addition, in the event the Borrower fails to complete the development of contemplated Improvements within the budgeted amounts set forth in the Development Budget as approved by the Lender, and after twelve (12) days advance notice from the Lender, fails to commence completion using Borrower's Funds, or thereafter, fails to diligently pursue completion using Borrower's Funds, the Borrower hereby grants the Lender the right, at its sole option, (but not the obligation) to pay for the completion of the development of Improvements contemplated by the Lender, and/or use the proceeds that remain in any and all accounts to pay down any fees, costs, accrued interest and/or principal that remains due and outstanding under the Loan.

VII. CONDITIONS TO FINAL ADVANCE

        Remaining Loan proceeds shall not be disbursed, unless all requirements specified in Exhibits C and D hereof shall have been (and continue to be) satisfied, and:

          A.    The Lender has received the Certificate of Completion from the General Contractor;

          B.    The Improvements including any off-site Improvements have been completed with new materials, in a good and workmanlike manner substantially in accord with the Plans and Specifications, and in accordance with all applicable laws and regulations;

          C.    Evidence satisfactory to Lender that all Work and Improvements requiring inspection by governmental or regulatory authorities having or claiming jurisdiction has been duly inspected and approved by such authorities having or claiming jurisdiction;

          D.    Two (2) copies of the "as-built" Physical Survey dated within thirty (30) days of the request for the final advance, and executed by a certified land engineer in a form and substance acceptable to Lender and the Title Company, which in addition to any other requirements imposed herein, shall clearly designate (1) the location of the perimeter of the Real Property by courses and distances; (2) the location of all easements, cemeteries, rights of way, alleys, streams, waters, encroachments, fences, parking lots and spaces, and means of ingress and egress, together with the deed book and page number indicated; (3) the location of all building restriction lines and setbacks, however established; (4) the location of any streets or roadways abutting the Property; (5) the "as-built" location of any on-site and off-site easements, rights of way, building restriction lines and applicable setbacks and their relation by feet and inches to the perimeter of the Property; (6) encroachments on any easements, rights of way, flood prone areas, restricted areas, the Real Property, or onto adjoining premises, (7) the flood zone areas, and (8) such other matters as Lender may reasonably require, including certification to the Lender and the Title Company as to the correctness, accuracy, location and statements made, and that no part of the Real Property is located in an identified flood hazard area; and

          E.    A final endorsement to the Title Policy is obtained containing no exceptions unacceptable to Lender, insuring Lender in the full Loan Amount, an endorsement removing any exception for mechanics or materialmen's liens or pending disbursements, and with no additional title changes or exceptions objectionable to Lender.

VIII. MISCELLANEOUS

        1.    Representations and Warranties.    Borrower represents and warrants that: (i) a copy of any Contract furnished or to be furnished to Lender is and shall be a true and complete copy thereof, (ii) that the copies of the Plans and Specifications to be delivered to Lender are and shall be true and complete copies, that there have been no modifications thereof which are not fully set forth in the copies delivered, and that the Borrower's interest therein is not subject to any claim, setoff, or encumbrance, (iii) that all of the real estate taxes have been paid with respect to the Real Property, and the Borrower has paid all taxes and governmental charges in connection with the construction of the Improvements thereby shown to be owing, (iv) the Plans and Specifications and the Contracts are satisfactory to Borrower, have been accepted by each contractor, are complete in all material respects, contain all detail necessary, are adequate for the construction of the Improvements, and comply with the Loan Documents, all applicable laws, restrictive covenants, and governmental requirements, rules, and regulations, (v) Borrower has obtained (or will obtain) a separate tax lot or lots with a separate tax assessment or assessments for each Lot, independent of any other lands or improvements, (vi) the Real Property and Improvements will comply with all laws and governmental requirements, including all subdivision and platting requirements, without reliance on any adjoining or neighboring property, (vii) the Plans and Specifications do, and the Improvements when constructed, will comply with all legal requirements regarding access and facilities for handicapped or disabled persons, if applicable, (viii) the Borrower has not directly or indirectly conveyed, assigned or otherwise disposed of or transferred (or agreed to do so) any development rights, air rights, mineral rights or other similar rights, privileges or attributes with respect to the Real Property, including those arising under any zoning or land use ordinance or other law or governmental requirement, (ix) the Development Schedule for the Project is realistic and the Completion Date is a reasonable estimate of the time required to complete the Project, (x) the Financial Statements delivered to Lender are true and correct, and there has been no material change of Borrower's financial condition from the financial condition of Borrower indicated in any applications and Financial Statements previously submitted to the Lender,

(xi) all utility services necessary for the development of the Real Property and the construction of the Improvements and the operation thereof for their intended purpose are available at the boundaries of the Real Property, including, without limitation, telephone service, and adequate drainfield sites, (xii) except as otherwise provided for in the Loan Documents, the Borrower has made no agreement or arrangement of any kind which would give rise to a lien on the Real Property, and (xiii) the Purpose of the Loan and the current or anticipated use of the Real Property complies with applicable zoning ordinances, regulations and restrictive covenants affecting the Real Property, all use requirements, proffer statements and conditions of approval by any governmental authority having jurisdiction over the Real Property and the Project, have been satisfied, and no violation of any law or regulation exists with respect thereto.

        2.    (Reserved).

        3.    No Liability To Lender For Approvals.    Notwithstanding any approvals, consents, or judgments made by Lender herein, Borrower agrees that Lender shall have no obligation, liability or responsibility whatsoever in the construction of the Improvements, or for the adequacy, quality, sufficiency, form or content of any of the plans, budgets, schedules, contracts, surveys, plats, changes, leases, or any other matter incident to the Real Property or the construction of the Improvements. Lender's acceptance of an assignment of the Plans and Specifications shall not constitute approval of the Plans and Specifications. Any inspection or audit of the Real Property or the books and records of Borrower, or the procuring of documents, Financial Statements, financial information and other data, by or on behalf of Lender shall be for Lender's protection only in the interests of Lender protecting its collateral, and shall not constitute any assumption of responsibility from Borrower or from anyone else with regard to the condition, construction quality, development, maintenance, location or operation of the Real Property, or relieve Borrower of any of Borrower's obligations under any of the Loan Documents. Borrower is hereby deemed to have selected all surveyors, architects, engineers, contractors, materialmen and all other persons or entities furnishing services or materials to the Project notwithstanding Lender's input. Lender has the right, but not the duty to supervise or to inspect the Real Property and the development of the Improvements. However, any such action is in connection with the Lender acting as a lender protecting the value of its collateral, and neither Lender, nor any of its Inspectors, Development Consultants, employees or agents has any duty of care to Borrower or to any other person to protect against, or inform Borrower or any other person of, the existence of negligent, faulty, inadequate or defective design or development of the Improvements. Lender shall not be liable or responsible for any defect in the Real Property or the Improvements, the performance or default of Borrower, Borrower's architect, engineer, contractor, the Development Consultant, or any other party, or for any failure to construct, complete, protect or insure the Improvements, or for the payment of costs of labor, materials, or services supplied for the development of the Improvements, or for the performance of any obligation of Borrower whatsoever. No action from the Lender, and no advance or acceptance of any document or instrument from the Borrower, General Contractor or any other party, shall be construed as a representation or warranty, express or implied, to any party by Lender. Inspection shall not constitute an acknowledgment or representation by Lender, its employees or the Development Consultant that there has been or will be compliance with the Plans and Specifications, Loan Documents, applicable laws and governmental requirements or that the construction is free from defective materials or workmanship. Inspection whether or not followed by notice of Default shall not constitute a waiver of any default then existing, or a waiver of Lender's right thereafter to insist that the Improvements be constructed in accordance with the Plans and Specifications, Loan Documents, applicable laws, and governmental requirements. Lender's failure to inspect shall not constitute a waiver of any of Lender's rights under the Loan Documents or at law or in equity.

        4.    Disclaimer.    Borrower acknowledges that Lender does not have among its investment department personnel, any architects, contractors, engineers or other construction related experts, and that Lender does not claim to have any general or specific expertise in technical matters related to construction. Lender's inspection of any of the Plans and Specifications and Improvements is only in the capacity of a lender evaluating the value of the Project as security and collateral for the Loan. Lender has not reviewed such items in the capacity of an expert and any approvals given or objections withheld shall in no way constitute a warranty or endorsement of the technical soundness of the Project, whether as to the structure or components of same.

        5.    Indemnity.    Except for willful misconduct, or gross negligence, the Borrower, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, jointly and severally, on behalf of Borrower, and its successors and/or assigns, (the "Borrower's Parties") do hereby remise, release, acquit, satisfy and forever discharge Lender and its BB&T Mortgage Division, and each one of its respective past, present and future subsidiaries, divisions, mortgage companies, affiliates, parent corporations, joint venturers, officers, directors, employees, agents, attorneys, representatives, participants, successors and assigns (collectively referred to as the "Entities") from any and all manner of action and actions, cause or causes of actions, suits, claims, unintentional torts, counterclaims, demands, damages, judgments, liabilities, contingent claims or contingent liabilities, debts, sums of money, attorneys fees, costs, accounts, covenants, contracts, controversies, obligations, agreements, promises, expenses, variances, trespasses, liens, and/or claims of lien of any nature whatsoever, whether at law or in equity, whether now accrued or hereafter maturing and whether known or unknown, which the Borrower's Parties (and any people comprising Borrower) now has or hereafter can, shall or may have by reason of any matter, cause or thing, from the beginning of the world until two (2) years and one (1) day after the Loan is paid back to the Lender in full, arising out of or in connection with: (A) all of the Lender's obligations, duties, approvals, and decisions made in good faith pursuant to the terms and conditions of this Development Agreement (B) the inspections, discretions and approvals made or not made by the Lender in good faith hereunder, (C) the implementation, procedures, collections, administration, or actions taken by the Lender in good faith in accordance with this Development Agreement, (D) the remedies pursued by the Lender, and all actions in connection therewith taken by the Lender in good faith, as attorney-in-fact pursuant to this Development Agreement in the event of a Default, (E) the actions, decisions or remedies not taken by the Lender in good faith under this Development Agreement, and (F) all of the Borrower's obligations, duties and liabilities under the Loan Documents all of the Borrower's Parties hereby jointly and severally indemnify and hold each of the Entities harmless from same.

        6.    Publicity.    Lender may announce and publicize the source of the financing contemplated by the Loan by the placement of a sign for display upon the Real Property, provided however, the Lender agrees to include its display on the Project marketing sign. Any such display shall be furnished by Lender. Borrower agrees to provide a prominent and suitable location for the display of the sign and to maintain the display of such sign for the duration of the construction on the Real Property or until the Loan has been repaid in full, whichever shall first occur.

        7.    No Assignment.    Neither this Development Agreement nor the proceeds of the Loan shall be assigned by Borrower without the written consent of Lender, and any attempted assignment without such written consent shall be void and shall constitute an Event of Default.

        8.    Notices.    All notices required or contemplated hereunder including all Exhibits, shall be in writing and shall be deemed to have been given properly when deposited in the United States Mail, postage prepaid, certified or registered, return receipt requested, or when deposited with Federal Express or another comparable overnight express delivery service, addressed as follows:

  To Borrower:

  COMSTOCK BLOOMS MILL II, L.C.
  11465 Sunset Hills Road
  Suite 510,
  Reston, Virginia 20190.
  Attn. C. Clemente

  To Lender:

  BRANCH BANKING AND TRUST COMPANY OF VIRGINIA
  1308 Devils Reach Road
  Woodbridge, Virginia 22192
  Attn: J. Arvai

  (or to such other address as may be specified by notice given as required herein).

        9.    No Waiver Of Lender's Rights.    Notwithstanding anything in this Development Agreement or any other Loan Document to the contrary, Lender, in its sole discretion, may defer or relinquish any requirements hereunder, including without limitation any condition to any Loan Disbursement. However, no such deferral or relinquishment shall constitute a waiver of the Lender's right to invoke any of said requirements subsequently. Moreover, no delay, omission or acquiescence of the Lender to exercise any right, power or remedy accruing upon the happening of a Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Default. No delay or omission on the part of the Lender to exercise any rights or privileges herein, or any other option granted to the Lender hereunder in any one or more instances, shall constitute a waiver of any of such rights or privileges. Lender may make any advances or part of advances after the occurrence of a Default without thereby waiving the right to demand payment of the Loan and without becoming liable to make any other or further advances. If Lender makes advances before they are due in accordance with the Development Budget because Lender, in its sole discretion, believes it advisable so to do, such advances shall be deemed to be made in pursuance and not in modification hereof and shall not be deemed to be a waiver of any of the strict procedures, terms and conditions set forth in this Development Agreement. No acceptance by the Lender of any partial payment on account of the Loan in the event of a Default, shall constitute a waiver of any Default and all of Lender's rights and remedies shall remain continuously in full force and effect.

        10.    Remedies Not Exclusive.    No remedy herein conferred upon or reserved to the Lender is intended to be exclusive of any other remedies provided for in the Notes or in any of the other Loan Documents. Each and every remedy herein shall be cumulative, and shall be in addition to every other remedy given under any of the other Loan Documents, or now or hereafter existing at law or in equity or by statute. Every right, power and remedy given to the Lender herein and in any of the other Loan Documents shall be concurrent and may be pursued separately, successively or together against the Borrower, or the Real Property or any part thereof, or any personal property secured by the Loan Documents, and every right, power and remedy given in any of the Loan Documents may be exercised from time to time as often as may be deemed expedient by the Lender.

        11.    Further Assurances.    Borrower will, on request of Lender: (A) promptly correct any defect, error or omission in this Development Agreement or in any other Loan Document; (B) execute, acknowledge, deliver, procure, record or file such further documents and do such further acts deemed necessary, desirable or proper by Lender to carry out the purposes of the Loan Documents, (C) execute and deliver any renewals, continuation statements, additions, substitutions, replacements, or appurtenances to the Real Property or Loan Documents; (D) execute, acknowledge, deliver, procure, file, record or re-record any document or instrument deemed necessary, desirable, or proper by Lender to protect the liens or the security interest under the Loan Documents against the rights or interests of third persons; and (E) provide such certificates, documents, reports, information, affidavits and other instruments and so such further acts deemed necessary, desirable or proper by Lender to comply with the requirements of any Federal agency having jurisdiction over Lender.

        12.    Successor And Assigns.    This Development Agreement shall inure to the benefit of and be binding upon the parties hereto and their successor and/or assigns; but nothing herein shall authorize the assignment hereof by Borrower.

        13.    Governing Law.    This Development Agreement shall be governed by and construed according to the laws of the Commonwealth of Virginia.

        14.    Non-Merger.    The covenants of Borrower set forth herein and the terms and provisions of this Development Agreement shall survive the closing of the Loan, the recordation of any and all deeds and the delivery of the Loan Documents.

        15.    Interpretation Among Documents.    In the event of any inconsistency or conflict between the Commitment and this Development Agreement, the provisions of this Development Agreement shall govern. Nothing herein shall be construed to limit or adversely affect in any way the terms and provisions of the Notes, and the rights and remedies of the Lender pursuant to the Deed of Trust.

        16.    Construction Of This Document.    Words of any gender used in this Development Agreement shall be held and construed to include any other gender and words in the singular number shall be held to include the plural and vice versa, unless the context requires otherwise. References to "money", "cash" "funds" "deposit" or other similar monetary terms are references to lawful money of the United States. References to persons shall include any legal entities, businesses, agencies and natural persons as the context may call for. The words "including" shall be interpreted as if followed by the words "without limitation" if those words are not present. Captions and headings in the Development Agreement are for convenience only and shall not affect construing this Development Agreement.

        17.    Severability.    If any provision of this Development Agreement, or the application thereof to any circumstance, is deemed to be unenforceable, the remainder of the Development Agreement shall not be affected thereby and shall remain enforceable.

        18.    Time Of The Essence.    TIME IS OF THE ESSENCE with respect to the performance of the Borrower's obligations hereunder.

        19.    No Partnership.    Nothing in this Development Agreement or in any of the other Loan Documents shall be construed as making the Lender a partner, a joint venturer, having an association, or having a special relationship with any other party herein, or creating a principal-agent relationship or any other relationship except for that of "lender" and "borrower".

        20.    No Lender Control.    The Borrower agrees that Lender's rights and interests under the Loan Documents, and the administration thereof, shall not be construed or deemed to indicate that the Lender is in control of the Real Property, the Project, construction, or the business operations of the Borrower.

        21.    Counterparts.    This Development Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

        22.    Written Agreement.    This Development Agreement, together with each of the Loan Documents constitutes the entire understanding and agreements between Borrower and Lender, and no prior oral statements shall be binding upon the Lender with respect to the matters addressed in the Loan Documents.

        THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

(SIGNATURES FOLLOW NEXT)

        WITNESS the following signatures:

Borrower:
COMSTOCK BLOOMS MILL, II L.C. a Virginia Limited Liability Company
By:	Comstock Holding Company, inc. a Virginia corporation Manager
By:	/s/ CHRISTOPHER D. CLEMENTE Christopher D. Clemente Title: Chief Executive Officer
Lender:
BRANCH BANKING AND TRUST COMPANY OF VIRGINIA
By

Print:

Title:

EXHIBIT A

EXHIBIT B

DEFINITIONS

        1.    DEFINITIONS:    The definitions listed below are hereby incorporated into the Development Agreement, and shall provide the meaning and full significance to any word or words that are capitalized and not otherwise defined in the body of the Development Agreement:

          A.    Activity.    See "Development Plan" herein.

          B.    Appraisal:    The word "Appraisal" shall mean and refer to a report of value, and/or any updated value or new Appraisal, in a form and substance acceptable to Lender, in connection with the Real Property, which: (i) establishes the present "as-is" market value of the un-subdivided real property acceptable to the Lender, as determined solely by the Lender; (ii) establishes the value of the Real Property assuming the proper subdivision and/or timely completion of any Improvements to be constructed on the Real Property; and (iii) conforms in every particular with the appraisal standards established by the Lender.

          C.    Architect:    N/A

          D.    Assignment of Interests:    In addition to the definition in the Recital above, the words "Assignment Of Interests" shall refer the loan document entitled Assignment of Leases, Interests, Contracts, Plans and Profits, by which Borrower assigns to Lender all of Borrower's profits and interests in business entities, warranties, plans, plats, contracts for the Construction of the Improvements (as defined below), operating contracts, permits, subdivision rights, deposits, bonds and other matters in connection with the development, management and use of the Real Property, as additional security for the Loan.

          E.    (Reserved);

          F.    Borrower's Funds:    The words "Borrower's Funds" shall mean and refer to the Borrower's: (i) cash or proceeds other than received from the Lender, (ii) other available funds shown on Borrower's application and Financial Statements relied upon by the Lender, and (iii) portion of the Real Property purchase price and development Costs of the Real Property which are scheduled to be paid by Borrower from non-loaned funds set aside and committed, in an amount satisfactory to the Lender.

          G.    Building Permits:    The words "Building Permits" shall mean and refer to all necessary building, environmental, activity, well, septic and drainfield permits and authorizations from all necessary Federal, state and local authorities, allowing all development activities contemplated to proceed to completion and authorizing all on-site and off-site temporary and permanent easements and storm water management systems to be in place on the Real Property.

          H.    Certificate of Completion:    The words "Certificate of Completion" shall mean a certificate executed by the General Contractor (as defined below) and the Borrower, certifying that the Improvements have been completed strictly in accordance with the Plans and Specifications and that no structural defects exist in the construction of the Improvements.

          I.    Change Order:    The words "Change Order" shall mean and refer to any written request to allow any material additions, deletions, modifications, substitutions or extras to any Contract, the Plans and Specifications, or the Development Budget, in a form and substance acceptable solely to the Lender, where: (i) the request contains supporting documentation and information, (ii) the Borrower has obtained the approval of the General Contractor, the Architect, all applicable contractors, all sureties, and government entities, (iii) the structural integrity, quality and standard of workmanship of the Improvements is not impaired, (iv) no violation of any law or requirement would result, (v) the Borrower is not doing so to cover any excess Costs of the Improvements, and (vi) the Completion Date will not be affected; all as determined by the Lender.

          J.    Conditional Loan Fee:    N/A.

          K.    Costs:    The word "Costs" shall mean all settlement costs and development, construction, material, labor and other costs in connection with the Work and the final completion of the Project through the maturity date of the Loan (as the same may be extended) after taking into account the requirements of this Development Agreement.

          L.    Completion Date:    The words "Completion Date" shall refer to the maturity date set forth in the Note which is the last date by which the Borrower covenants and represents that the Improvements (as defined below) shall be properly developed on the Real Property, fully completed and ready for sale or use.

          M.    Completion Percentage:    The words "Completion Percentage" shall mean and refer to the amount of the Improvements completed and installed on the Real Property in accordance with the Development Budget and Development Plan, expressed as a percentage of all Work remaining outstanding that is necessary and contemplated as reasonably determined by the Lender or Lender's Inspector.

          N.    Contracts:    The word "Contract" or "Contracts" shall mean and refer to: (a) any written or oral contract sub-contract, purchase order or agreement for supplying or performing any Work for the development of the Improvements, (b) any management, leasing, maintenance or other agreement pertaining to the Real Property not described in clause (a) preceding this clause, or (c) the modification, amendment, or substitution of any such contracts.

          O.    Deed of Trust:    In addition to the definition in the Recital above, the words "Deed of Trust" shall refer to the loan document entitled "This Is A Credit Line Deed Of Trust" of even date herewith, which grants the Lender a perfected first trust interest and encumbrance on the Real Property and the Improvements (as defined below).

          P.    Default:    the word "Default" or the words "Event of Default" shall mean and refer to: (i) those breaches of the Development Agreement, continuing after the expiration of any applicable notice and cure period, that shall give rise to certain and specific remedies identified in the Development Agreement including all Exhibits, in favor of the Lender, in addition to all other remedies permitted by law or equity, and (ii) those breaches or defaults under any of the other Loan Documents, continuing after the expiration of any notice and cure period, which are hereby expressly deemed to be a default or an event of default under the Development Agreement.

          Q.    Development Budget:    The words "Development Budget" shall refer to the approved projected construction cost breakdown by trade, and shall list each Activity and materials used in connection with the development, and shall include an itemization of Costs and estimates: (a) for each activity to complete the Work stage, (b) for each item of contract Work, (i.e. labor, supplies and materials) comprising each Activity (the "Items"), (c) on a per unit basis for each of the Items used, (d) cumulatively, for costs already incurred for each Item comprising each Activity, (e) for the type and quantity of materials stored at the Project, (f) for each type and quantity of materials used in each Activity, (g) for the balance of money needed to complete or finish each Item in connection with each Activity (h) for each contractor, sub-contractor and laborer used in support of each activity (i) for the total costs associated with the completion of each activity, and (j) as to the aggregate Costs associated with the completion of the stage and the Project; together with all copies of bids and executed Contracts and subcontractors in support of each cost breakdown.

          R.    Development Plan:    The words "Development Plan shall mean and refer to the schedule for site development and construction of Improvements on the Real Property in a form, content, and detail satisfactory to the Lender.

          S.    Draw Application:    The words "Draw Application" shall mean and refer to American Institute of Architects documents G-702 and G-703, entitled Application And Certificate For Payment, and Continuation Sheets, respectively, or any other letter or form acceptable to the Lender which must be properly completed and approved by the Inspector.

          T.    Engineering Reports:    The words "Engineering Reports" shall mean and refer to written reports prepared by licensed, professional engineers acceptable to the Lender certifying that: (a) the subsurface conditions of the Real Property are suitable in all respects for the construction of the proposed Improvements thereupon, (b) all Improvements have been made in compliance with all building codes and restrictive covenants (c) no encroachments exist upon any easements, rights-of-way, or adjoining property, (d) all utilities required for use at the Real Property are available to the Real Property, and (e) such other engineering notes as the Lender may require.

          U.    Environmental Report:    The words "Environmental Report" shall mean and refer to a final written report from an independent soil scientist or environmental engineer acceptable to the Lender, assessing surface and sub-surface conditions of the Real Property and surrounding areas to a degree and complexity acceptable to the Lender, with respect to the presence of any and all hazardous or toxic substances, as those terms are used by, implied or referenced in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act, the United States Department of Transportation Table, the Environmental Protection Agency, the Toxic Substances Control Act, or such other Federal, state or local agencies, regulations, acts, laws, or policies governing the disposal of hazardous substances and toxic substances.

          V.    Excusable Delays.    The Words "Excusable Delays" shall mean unusually adverse weather conditions which have not been taken into account in the Development Plan, including events such as fire, earthquake or other acts of God, strike, lockout, acts of public enemy, riot or insurrection or any unforeseen circumstances or events (except financial circumstances or events or matters which may be resolved by the payment of money) beyond the control of Borrower, not to exceed a total of twenty-five (25) days, provided Borrower promptly notifies Lender of the delays and

            (a)   Other than an individual:

              (1)   The words "Financial Statements" shall mean and refer to: (i) a balance sheet, income statement, statements of cash flow and amount and sources of contingent liabilities, (ii) a reconciliation of changes in equity, (iii) business entity tax returns, and (iv) a consolidation statement (if the Borrower is a holding or parent company); or

            (b)   An individual:

              (1)   The words "Financial Statements shall mean and refer to: (i) a balance sheet and statements of amount and sources of contingent liabilities, (ii) sources and uses of cash, (iii) individual tax returns, and (iv) Financial Statements of all entities owned by the Borrower; and

            (c)   Submitting Financial Statements to the Lender:

              (1)   All Financial Statements shall be in a form and detail satisfactory to Lender and shall contain or be attached to the signed, dated and written certification of the reporting party stating that Financial Statements constitute a true and correct statement of the reporting party's financial condition. All Financial Statements shall contain all reports and disclosures required by accepted accounting principles, consistently applied, and certified to be true and correct by a corporate officer of the Borrower; and

              (2)   Items provided under the heading "Financial Statements" shall be in form and detail satisfactory to Lender.

          X.    Financing Statements:    The words "Financing Statements" shall refer to any loan document or Uniform Commercial Code (UCC-1) statement that acts as a financing statement to be executed by the Borrower and filed in any and/or all of the appropriate local and central jurisdictions to perfect the security interests created in any of the Loan Documents.

          Y.    Guarantor:    The word "Guarantor" shall mean and refer to each and every one of the following who shall execute a Guaranty Agreement (as defined below), and agree to jointly and severally guarantee repayment of the Loan and performance and completion under all of the Loan Documents:

      Christopher D. Clemente
      Gregory V. Benson
      Comstock Holding Company, Inc.

          Z.    Guaranty:    The word "Guaranty" shall refer to the loan document entitled "Unconditional Guaranty Agreement" by which each Guarantor unconditionally, jointly and severally guarantees the payment by Borrower of the Notes and the performance and completion by the Borrower of all obligations under the Loan Documents.

          AA.    General Contractor:    The words "General Contractor" shall mean and refer to the Borrower, or any general contractor or successor general contractor first approved by Lender.

          BB.    General Accounts.    The words "General Accounts" shall mean and refer to any account that the Borrower is required in this Development Agreement to open with the Lender, and each and every one of said accounts shall expressly be deemed to be "general accounts" and not "special accounts", such that funds may be setoff and commingled.

          CC.    Improvements:    The word "Improvements" shall mean and refer to the Real Property and all work product and valuable additions benefiting the Real Property, currently affixed, to become affixed, or unique to the Real Property, now existing or hereafter acquired, to include but not be limited to any and all on-site and off-site storm water management systems, sewer and water systems, erosion control systems, excavation, cement, footers, foundations, pipe lines, plumbing, ingress/egress areas, roadways, driveways, pathways, culverts, dirt, gravel, septic fields, drainfields, curb and guttering, wells, water supplies, grading, sodding, seeding, shrubbery, trees, materials, supplies, parking facilities, fixtures, appendages, chattels, equipment, personal property, mixed property, goods, inventory, subdivision plats, site plans, zoning permits, building permits, bonds, surveys, structures, buildings and other facilities to be constructed in accordance with the Plans and Specifications.

          DD.    Inspector:    The word "Inspector" shall refer to Lender's inspecting structural engineer, employee, agent or representative, to be appointed by and in the sole discretion of the Lender to inspect the Project.

          EE.    Inspection Fee:    The words "Inspection Fee" shall mean and refer to an approximate charge of $350.00 due and payable to the Lender, for each and every inspection visit, regardless of the number of lots inspected, and may at Lender's option, be deducted from the amount of any Loan Disbursement or advance under the Loan.

          FF.    Insurance Coverage:    The words "Insurance Coverage" or "Insurance" shall refer to each and every policy of insurance that the Borrower is to have, or cause to have, in effect pursuant to the Commitment, in connection with the Project, the Improvements and the Real Property, including but not limited to Title Insurance, builders risk insurance, workmens compensation insurance, liability insurance and flood insurance, and: (i) all policies must contain deductibles and/or co-insurance provisions acceptable to the Lender, and (ii) all policies must be underwritten by insurance companies acceptable to the Lender, and (iii) all policies must name the Lender as an additional insured and/or loss payee, (iv) all policies must contain a mortgagee clause granting coverage to the Lender and its successors and assigns, as their respective interests may appear, (v) all policies must provide that they shall not be cancelled unless the insurance company issuing such insurance policy shall first give the Lender at least thirty (30) days' prior written notice, (vi) the issuance and renewal of each and every insurance policy required hereunder, and the payment of the premium therefore, shall be performed by the Borrower with written notice to the Lender, and (vii) the Borrower shall deliver a copy of each such insurance policy to the Lender.

          GG.    Loan Disbursements:    The words "Loan Disbursements" or "Loan Disbursement" shall mean and refer to any and all advancement of funds under the Loan Documents for the development Purpose stated, after all conditions precedent thereto have been met and satisfied as determined by the Lender.

          HH.    Loan Documents:    The words "Loan Documents" shall mean and refer to any and all papers, letters, documents, instruments, agreements, statements, certificates, certifications, affidavits, and indemnities in a form and substance acceptable solely to Lender, and shall include but not be limited to this Development Agreement, the Commitment, the Notes, the Deed of Trust, the Assignment of Interests, the Construction Loan Agreement, agreements, disbursement and construction loan agreements, security agreements, hazardous waste indemnity agreements, credit agreements, unconditional guaranty agreements, financing statements, affidavits, compliance agreements, closing agreements, certificates, indemnities and certifications; and any and all amendments or modifications thereto.

          II.    Loan Fees:    The words "Loan Fees" shall collectively mean and refer to a non-refundable loan fee which shall be deemed to be earned by the Lender as stated below, and shall be paid by the Borrower as follows:

            (a)   Three-quarters of one percent (0.75%) of the amount of each and every disbursement, shall be paid by the Borrower to the Lender at the time of such disbursement.

          JJ.    Loan-To-Value Percentage:    The words "Loan-To-Value Percentage", "Loan-To-Value Ratio" or "Loan-To-Value Amount" may be expressed as a ratio, a sum or an amount but nevertheless shall mean that all aggregate advances made under the Loan shall never exceed seventy-five percent (75.00%) of the appraised value of the Lots, as determined by the Lender, and in addition, in no event shall any disbursements exceed 100% of the actual costs incurred, as determined by the Lender.

          KK.    Non-Refundable Loan Fee.    See "Loan Fee".

          LL.    (Reserved).

          MM.    Physical Survey:    The words "Physical Survey" shall mean and refer to a current of the Real Property, in a form and content acceptable to the Lender.

          NN.    Plans And Specifications:    The words "Plans and Specifications" shall mean and refer to a complete and final set of professional engineering drawings, construction plans, and working plans and specifications relating to the development of the Project and construction of Improvements on the Real Property, containing all customary notes and professional details.

          OO.    Plats and Plans:    The words "Plats and Plans" shall mean and refer to any and all elevation plats, dedication plats, declaration statements, subdivision plats, boundary line surveys,

  site plans and all other submitted plans of development for recording and/or government approval in connection with the Project and the Real Property.

          PP.    Project:    In addition to the definition in the Recital, the word "Project" shall refer to the Purpose, the Improvements, and Site Development activities contemplated herein.

          QQ.    Stage:    See "Development Plan" herein.

          RR.    Title Company:    The words "Title Company" shall mean and refer to that title insurance company acceptable to the Lender, issuing a mortgagee Title Policy (as defined below) insuring the Lender in the full amount of the Loan, and containing only those exceptions to title to the Real Property that are acceptable to Lender, as determined by the Lender in its sole discretion, as well as each endorsement to the coverage.

          SS.    Title Policy:    The words "Title Policy" shall mean and refer to that commitment to issue a final mortgagee title insurance policy issued by the Title Company prior to any Loan Disbursement hereunder, pursuant to all of Lender's instructions and insuring that the Lender's Deed of Trust is a valid, first priority lien and encumbrance on the Real Property, without exception for matters of survey or possible unfiled mechanic's and materialmen's liens. Such title insurance shall be increased by written endorsement to cover the amount of every Loan Disbursement, be in a form and substance satisfactory to Lender, and contain such other endorsements as the Lender may require from time to time.

          TT.    Work.    The word "Work" shall mean and refer to all contract work, sub-contract work, supplies, labor, services, materials, articles, property, products and any other trade work, material or thing in connection with the construction of all Improvements on the Real Property and development of the Project.

EXHIBIT C

CONDITIONS PRECEDENT TO INITIAL ADVANCE

        Each and every one of the requirements listed in this Exhibit C is hereby incorporated into the Development Agreement as if fully set forth therein, and expressly deemed to be conditions precedent to be satisfied by the Borrower prior to the Lender becoming obligated to make the Initial Advance. The Borrower agrees: (i) to fully comply with each of the requirements listed below in a manner deemed acceptable to the Lender, and (ii) that compliance with each and every one of the requirements shall be determined by the Lender, in Lender's sole discretion, just as if this sentence were incorporated into each requirement listed. Accordingly, the Borrower agrees:

          A.    To provide documentation that the Borrower: (a) has been duly formed and is validly existing under the laws of its state of formation, (b) has filed or recorded all necessary documents or certificates with all necessary government entities, (c) is in good standing and properly qualified to do business under the laws of the Commonwealth of Virginia, (d) is duly authorized to enter into all transactions contemplated by this Development Agreement and (e) has obtained formal resolutions authorizing the Borrower to enter into the Loan, accepting its terms, and specifying the names of all persons who have power to bind the Borrower and execute Loan Documents, and (f) such other certificates, resolutions, consents and agreements that Lender may require, and any partners of the Borrower (that are not a natural person) shall also comply with all of the above requirements;

          B.    To provide accurate and completed Financial Statements to the Lender for the Borrower, or any other party required by any loan application or Commitment or otherwise required by Lender;

          C.    To execute all Loan Documents, and deliver same to the Lender (or certified copies if originals are not available) and have all Loan Documents duly executed by all necessary signators thereto, properly dated, with receipts (if available) of recordings in the proper jurisdictions and delivered to the Lender;

          D.    (Reserved);

          E.    (Reserved);

          F.     That the narrative Appraisal of the Real Property shall be ordered by the Lender directly from an appraiser acceptable to it, and received in an acceptable quality by the Lender, and the Borrower shall have paid for the Appraisal and all costs incurred in connection therewith;

          G.    To provide documentation that the Real Property complies with all applicable zoning ordinances, zoning offices, restrictive covenants and governmental requirements affecting the Real Property, and that the occupancy, use, and Purpose for which the Project and Real Property is intended is permitted, and that the Project and Real Property will comply thereto without the necessity of a variance, and will be within a conforming use;

          H.    To provide a true copy of any and all proffers, proffer statements, letters or governmental requirements or conditions concerning the Real Property, the Project and the construction of the proposed Improvements on the Real Property, which shall be subject to approval by the Lender in its sole discretion;

          I.     To provide evidence sufficient to Lender stating: (a) that all utility services in sufficient capacity necessary for the development of the Improvements and the intended use and operation of the Project are adequate and available at the boundaries of the Property, including water, on-site and off-site storm water management, on-site and off-site sanitary sewer facilities, gas and electric, (b) all impact fees, utility reservation deposits or connection fees required to assure the availability of such service, have been paid, and (c) that no utility moratorium imposed by any governmental authority having or claiming jurisdiction, is in effect;

          J.     To provide authorized copies of any and all Plats and Plans available in connection with the subdivision or use of the Real Property.

          K.    To provide an acceptable current Physical Survey of the Real Property of date acceptable to Lender,;

          L.    To provide an examination performed by the Title Company stating that: (i) no contract, or memorandum thereof, for construction, design, surveying, or any other service relating to the Project has been filed for record where the Real Property is located; (ii) no mechanic's or materialman's lien claim or notice, lis pendens, judgment, or other claim or encumbrance against the Real Property has been filed for record where the Real Property is located or in any other public record which by law provides notice of claims or encumbrances regarding the Real Property, and (iii) no financing statements, assignments or security agreements (other than the Lender's) have been filed for record anywhere, against any personal property comprising any of the collateral for the Loan, except as otherwise referenced in the Loan Documents (iv) no tax liens or judgments are filed against the Real Property, and all real estate taxes, both special and general, including any and all land use taxes coming due as a result of the purchase, have been paid, and (v) there are no other conditions unacceptable to Lender;

          M.   The Lender shall have received an acceptable commitment to insure title having no unacceptable exceptions, issued by the Title Company in the Loan Amount, all in a form and substance satisfactory to Lender, and showing Lender and its successors and assigns as there interest may appear, as the insured mortgagee and showing the Land Advance, and insuring among other things that: (i) the Deed of Trust is a valid first lien on the Real Property, and Borrower shall satisfy all requirements therefor, (ii) the Real Property has adequate ingress and egress, and Borrower shall satisfy all requirements therefor, (iii) the restrictive covenants have not been violated and a future violation will not cause a reversion of title, and Borrower shall satisfy all requirements therefor, (iv) there shall be no exception for rollback taxes, subsequent assessments for prior years, or for real estate taxes other than those for the year in which the closing occurs, to the extent the same are not then due and payable, and Borrower shall satisfy all requirements therefor, (v) there shall be full coverage against mechanic's and materialmen's liens to the extent authorized under applicable title insurance rules, and Borrower shall satisfy all requirements therefor, (vi) a fee simple indefeasible or marketable fee simple title to the Real Property and Improvements is vested in Borrower, and Borrower shall satisfy all requirements therefor, (vii) insuring any easements, leasehold estates or other matters appurtenant to or benefiting the Real Property and the Improvements as part of the insured estate, and Borrower shall satisfy all requirements therefor, and (viii) containing such other endorsements regarding Loan Disbursements acceptable to the Lender;

          N.    To provide evidence that all roads, right-of-ways and driveways for the full utilization of the Project, and ingress/egress to the Real Property for all intended purposes have: (i) if necessary, been platted, recorded, dedicated to public use, accepted by said state and local governments, and have been completed, or (ii) the necessary rights and dedications for access to the Property have been granted by the appropriate state and local government authorities and all recordings and bonds have been filed to assure the complete construction and installation thereof, and the Borrower shall disclose all financial obligations and conditions imposed in connection with any dedications, roads and approvals contemplated herein;

          O.    To provide a complete set of functional and final Plans and Specifications (if not available at closing, as they become available) together with such evidence as Lender may require to demonstrate that the Plans and Specifications have been or will be approved by all governmental and quasi-governmental authorities having or claiming jurisdiction over them;

          P.     If requested by Lender, to provide a soil report regarding soil composition, soil construction notes, substance, borings and narration on buildable areas and such other acceptable reports, writings or opinions, and performed by a licensed engineer and/or land surveyor acceptable to Lender;

          Q.    If requested by the Lender, to provide written evidence from an authorized government agency, or other individual, acceptable to Lender, that the Project, all proposed Improvements, and all contemplated construction activities are not in violation of any tidal or non-tidal "wetlands" act, or any successor acts or any other similar wetlands, ecological or environmental laws or acts, and the Real Property contains no "resource management areas", or environmentally protected soils, such that all contemplated construction activities and uses can be commenced and completed as planned;

          R.    To provide copies of all Building Permits and similar permits, as and when they become available, that are required in connection with the development of the Real Property or construction of the Improvements, together with evidence to ensure that all fees for such permits have been paid;

          S.     To provide an accurate and complete Development Budget, together with (if received) all bids and contracts in support thereof. The Development Budget shall be updated as required by Lender, and, at Lender's option, the Borrower shall have an Engineer certify that the Costs listed in the Development Budget are adequate to cause the Improvements to be completed in accordance with the Plans and Specifications;

          T.     If requested by Lender, in addition to the General Contractor, to provide a list containing the names and addresses of all existing contractors, subcontractors, engineers, materialmen and other suppliers of services and materials for the Project, and a copy of their contracts. This list shall be updated at the time of each Loan Disbursement so that it is complete and accurate;

          U.    If requested by Lender, to obtain from each contractor, architect, engineer, subcontractor, or supplier of services or materials required by Lender, duly executed, acknowledged and delivered original lien waivers, or agreements satisfactory to Lender acknowledging payment, and to the extent payment is received, to subordinate all rights, liens, claims and charges they may have against Borrower or the Real Property, to the rights, liens and security interests of Lender, and delivering same to the Lender;

          V.     If requested by Lender, to provide an acceptable Development Plan along with the Workers and Suppliers List Requirements; 27

          W.    (Reserved);

          X.    To provide all Insurance Coverage, policies and all paid receipts for premiums in connection with the Project, the Improvements and the Real Property;

          Y.    To provide copies or proof of all necessary performance bonds, completion bonds and dual obligee performance and payment bonds, as and when they become available, together with a surety acceptable to the Lender;

          Z.    To provide the Lender all of its Loan Fees, and reimbursements in full for all Appraisal fees, attorneys fees and any other expenses incurred by the Lender in connection with the Loan;

          AA.    To provide an acceptable, properly executed Draw Application; and

          BB.    That the Borrower is in compliance with all of the terms and conditions contained in all of the other Loan Documents, and no Default or Event of Default shall be committed or now exists under any of the Loan Documents, or with the giving of notice and/or the lapse of time could become a Default;

EXHIBIT D

CONDITIONS PRECEDENT TO SUBSEQUENT LOAN DISBURSEMENTS

        Each and every one of the requirements listed in this Exhibit D is hereby incorporated into the Development Agreement as if fully set forth therein, and expressly deemed to be conditions precedent of the Borrower, prior to the Lender becoming obligated to make any subsequent Loan Disbursement after the Initial Advance. The Borrower agrees: (i) to fully comply with each of the requirements listed below in a manner deemed acceptable solely to the Lender, and (ii) that compliance with each and every one of the requirements listed below, shall be determined by the Lender, in Lender's sole discretion, just as if this sentence were incorporated into each requirement listed below.

        Accordingly, in addition to all of the Conditions Precedent To The Initial Advance, and in addition to all other requirements contained in any of the Loan Documents, the Borrower agrees that no subsequent Loan Disbursement under the Development Loan shall be advanced unless the following conditions precedent are satisfied as determined by the Lender:

          (A)  All of the Conditions Precedent To The Initial Advance as set forth in Exhibit C have been (and continue to be) satisfied by the Borrower;

          (B)  No Event of Default exists under any of the Loan Documents;

          (C)  The representations and warranties made herein, and in each of the Loan Documents continues to be true and correct on and as of the date of any subsequent Loan Disbursement;

          (D)  No hazardous waste has been discovered on the Real Property;

          (E)  The Title Insurance shall have been endorsed and "down-dated" in a manner satisfactory to Lender to increase the coverage by the amount of each Loan Disbursement through the date of each such advance with no additional or subsequent title change or exception not approved by Lender;

          (F)  The Lender or its Inspector has not determined that the undisbursed proceeds of the Loan will be insufficient to pay the Costs required for completion of the Improvements, and the Borrower has not funded the Deficiency after requested to do so;

          (G)  When reasonably requested, the Lender shall have received the updated Physical Survey;

          (H)  The Improvements shall not have been damaged and not repaired;

          (I)   Borrower shall have paid with the Borrower's Funds, all amounts required hereunder to be paid by Borrower;

          (J)   Borrower's project engineer shall provide Lender with a letter confirming that development costs (submitted to the Lender) are realistic indications of the cost to complete; and

          (K)  The Borrower has delivered to Lender such other information, documents, updated lists and other information as may be reasonably required by Lender; and

EXHIBIT E

EVENTS OF DEFAULT AND REMEDIES AVAILABLE TO LENDER

        Each and every one of the terms and provisions listed in this Exhibit E is hereby incorporated into the Development Agreement as if fully set forth therein.

EVENTS OF DEFAULT

        Any one of the following events below shall constitute a breach of this Development Agreement and be deemed to be an Event Of Default:

          A.    If the Borrower fails to timely construct Improvements in accordance with the Plans and Specifications for the Purpose stated herein, substantially within the Development Budget;

          B.    If at any time there is discovered or created a material defect in title to the Real Property which is not cured or insured over to the reasonable satisfaction of Lender within thirty (30) days after the giving of notice thereof (provided however, if the defect is not reasonably capable of being cured within 30 days, and Borrower is diligently pursuing said cure, Borrower shall have up to sixty (60) days from the date of notice, to cure said defect);

          C.    If the Improvements or any portion thereof violate any setback restriction, however created, or the requirements of any governmental authority having jurisdiction, or any adjoining structure encroaches upon the Real Property or on any easement appurtenant thereto to an extent deemed material by Lender's attorneys, and the encroachment or violation is not removed within thirty (30) days after the giving of notice thereof (provided however, if the encroachment or violation is not reasonably capable of being cured within 30 days, and Borrower is diligently pursuing said cure, Borrower shall have up to sixty (60) days from the date of notice, to cure said encroachment or violation);

          D.    If Borrower does not erect and equip the Improvements substantially in accordance with the Plans and Specifications and with all laws, rules, regulations and requirements of all governmental authorities having or claiming jurisdiction, now existing or hereafter enacted, adopted or promulgated, or if at any time it becomes apparent, in Lender's judgement, that the Improvements will not be completed by the Completion Date;

          E.    If Borrower does not permit Lender to enter upon the Real Property to make Inspections of the Real Property, the Improvements and any and all materials to be used in connection with the construction thereof, and to examine all details, plans, shop drawings and similar materials relating to the development of the Project;

          F.     If for any reason whatsoever Borrower abandons the Project, or the construction of the Improvements is at any time in the reasonable judgement of Lender, discontinued or not carried on with diligence and dispatch;

          G.    If Borrower fails to comply with any requirement of any government authority having jurisdiction within thirty (30) days after the giving of notice thereof;

          H.    If following demand by Lender: (i) Borrower fails to promptly correct or cause the correction of any defects in the Improvements, or (ii) Borrower materially departs and deviates from the Plans and Specifications, without prior written approval from Lender;

          I.     If Borrower assigns this Development Agreement or any interest herein, or if the Real Property or Improvements are conveyed or encumbered in any way without the prior written consent of Lender;

          J.     If, without approval from the Lender, the Borrower executes any other security agreement, which affects any materials, equipment, fixtures or articles used in the construction or operation of the Improvements or articles of personal property located on the Property, or if any such materials, fixtures or articles are purchased in a conditional sales transaction or otherwise so that the ownership thereof will not vest unconditionally in Borrower, free from encumbrance, on delivery at the Real Property;

          K.    If within thirty (30) days after written request by Lender, Borrower does not furnish to Lender on request the contracts, bills of sale, statements, receipted vouchers and agreements, or any of them under which Borrower claims title to materials, fixtures, and articles comprising the Improvements;

          L.    If within thirty (30) days after written request by Lender, Borrower fails to furnish Lender with Financial Statements and such other statements as Lender may reasonably require to determine the financial condition of Borrower;

          M.   If Borrower fails to pay when due all bills for Work performed in connection with the development of the Real Property and construction of the Improvements;

          N.    If Borrower fails generally to pay their debts when due; or if there is filed by Borrower a petition in bankruptcy under any of the provisions of the United States Bankruptcy Act, as amended, or under any similar state or federal law, or a petition for the appointment of a receiver or trustee of the property of Borrower; or if Borrower makes a general assignment for the benefit of creditors or makes any insolvency assignment or is adjudged insolvent by any court of competent jurisdiction; or if there is filed against Borrower a petition in bankruptcy or for the appointment of a receiver which involuntary petition is not dismissed within forty-five (45) days thereafter;

          O.    If Borrower shall not deposit with Lender any portion of the Borrower's Funds if required hereunder, and when requested by the Lender within ten (10) days after Lender has notified Borrower to deposit the Borrower's Funds;

          P.     If any indebtedness due under either of the Notes or under any of the other Loan Documents, is not paid in full when due;

          Q.    If any covenant or agreement herein is not fully and timely performed, observed or kept;

          R.    If the Borrower fails to comply with any: (i) of the conditions precedent to the obligation of Lender to make any Loan Disbursements hereunder, or (ii) of the terms and provisions of any of the other Loan Documents;

          S.     Construction is enjoined or prohibited for a period exceeding thirty (30) days for any reason through no fault of the Lender;

          T.     A mechanics lien, materialmens' lien or judgment lien is established against the Real Property, and remains unsatisfied, unpaid or unsatisfactorily bonded with, and insured over by, a Title Company for a period of thirty (30) days after the date of attachment to the Real Property;

          U.    The Lender has determined that a material adverse change has occurred in the financial condition of the Borrower or in the condition of the Real Property, and Borrower has not remedied same to the reasonable satisfaction of the Lender within 20 days after notice thereof;

          V.     If the Real Property is found to contain any hazardous waste, hazardous substance or toxic waste as those terms are contemplated in any of the Loan Documents, that is not immediately cleaned up by the Borrower, to the reasonable satisfaction of the Lender;

          W.    If the Borrower causes a breach of any contracts or agreements that the Lender has contemplated and/or relied upon in its underwriting analysis of the Loan;

          X.    If the Real Property is not subdivided within 210 days from the date hereof, and fails to yield the minimum number of Lots contemplated herein, and Borrower does not provide a sufficient amount of additional cash, or collateral in a form and substance reasonably acceptable to the Lender;

          Y.    If the Borrower commits an event of default under any of the Letter of Credit Documents evidencing the Letters of Credit; or

          Z.    If Borrower breaches, or commits a default or an Event of Default under the Construction Loan Agreement, or under any one of the other Loan Documents.

        A default by the Borrower under any of the Letter of Credit Documents, or under any of the other Loan documents shall automatically be deemed to be a default under this Development Agreement, and an Event of Default under this Development Agreement, after the expiration of any applicable notice and cure period, shall automatically be deemed to be a default under each and every one of the other Loan Documents, and a default under the Letter of Credit Documents.

REMEDIES OF THE LENDER

        Upon an Event of Default, the Lender shall mail notice of the default to the Borrower (at Borrower's address herein), and the Borrower shall have fifteen (15) days from the date of mailing notice for any monetary-related default, and thirty (30) days from the date of mailing notice for any non-monetary default, to cure said default (provided however, if the non-monetary default is not reasonably capable of being cured within said 30 days, and Borrower is diligently pursuing said cure, Borrower shall have up to sixty (60) days from the date of notice to cure said non-monetary default), whereupon, if remaining uncured at the expiration thereof, the Lender shall immediately be entitled to all remedies as stated herein, in addition to all other remedies provided to Lender under any of the Loan Documents, and under the law or rules of equity, and Lender may, at its election, but without any obligation to do so, without further notice, enjoy any or all of the rights, powers, privileges and remedies listed below, all at the sole cost and expense of the Borrower:

SPECIAL REMEDIES

        In furtherance of the remedies herein provided to the Lender, the Borrower hereby expressly grants, empowers, authorizes and consents to the Lender, its successors and/or assigns, by and through any of its officers, attorneys, employees, agents and contractors, with the full unconditional right, power, privilege and authority, doing any one or all of the following upon the occurrence of an Event of Default, and expiration of any applicable notice and cure periods:

          (A)  Enter upon and take possession of the Real Property and the Project at any time, without any advance notice to the Borrower whatsoever, and to take control of the Real Property;

          (B)  Perform any and all Work that is reasonable by the Lender, or that is necessary to complete the Improvements as contemplated herein, or to terminate any Work being performed, and take whatever other action may be necessary or desirable, in the sole opinion of the Lender;

          (C)  Perform all Work necessary to complete the construction of the Improvements substantially in accordance with the Plans and Specifications, Contracts, Loan Documents, and governmental requirements, or in accordance with any modifications or Change Orders thereto, as deemed necessary or desirable solely by the Lender, and continue to employ Borrower's architect, engineer, and any contractor pursuant to the applicable Contracts, or otherwise;

          (D)  Use and apply any General Accounts, deposits, funds, money, or assets, or make any Loan Disbursements as are necessary to: (i) to pay down the balance of the Loan, (ii) stabilize and secure the Project, the Improvements and/or the Real Property, or (iii) to complete development or construction;

          (E)  Set-off any and all General Accounts, Borrower's Funds and any other deposits, funds, money, assets or other indebtedness against the Loan;

          (F)  Make such Change Orders or corrections in the Plans and Specifications and Contracts as the Lender may deem acceptable in its sole discretion;

          (G)  Employ such architects, engineers, trustees, agents, consultants, managers and contractors as may be required by the Lender for the purpose of: (i) advising the Lender and assessing any problems, (ii) completing the construction of the Improvements substantially in accordance with the Plans and Specifications (as modified as deemed necessary by Lender), Loan Documents, laws and governmental requirements, or as otherwise may be necessary or desirable for purposes of completing such development, (iii) operating, managing, leasing, controlling and running the Project and/or the Real Property and reviewing the books and records of the Project; (iv) assessing Lender's rights and options, and/or (v) stabilizing the Project;

          (H)  Do every act with respect to contracting for the Work, constructing the Improvements on the Project, executing Building Permits, plats, site plans and government approved or required prints and papers, and all such other acts, or no such other acts, which Borrower may do in connection with the Real Property and the Project on terms acceptable to the Lender;

          (I)   Prosecute legal action, hire legal counsel and defend and compromise any claim, action or proceeding incident to the Real Property, the construction of Improvements and the development of the Project as the Lender deems proper; and/or

          (J)   Pay, settle, or compromise all bills and claims so as to clear title to the Real Property in an amount and on such terms as the Lender deems proper;

          (K)  Seek a refund of all monies paid by the Borrower to any government or business entity, to which the Borrower may be entitled and apply said amount against the outstanding indebtedness in accordance with Loan Documents;

          (L)  Take over, liquidate and/or use all or any part of the labor, materials, supplies and equipment contracted for, owned by, or under the control of Borrower, whether or not previously incorporated into the Improvements; and

          (M) Take such other and further action that is ancillary thereto and in furtherance of the rights, powers, privileges and remedies granted under this Special Power of Attorney, and in the Development Agreement, all on terms, conditions and amounts deemed satisfactory solely to the Lender, and this provision shall be construed liberally and in the broadest sense in favor of the Lender, to hereby provide the Lender with all such rights, power and authority as is necessary and/or desirable to further the purpose, remedies and privileges set forth herein.

OTHER REMEDIES

        In addition to the above rights and remedies the Lender shall have any and all of the remedies listed below:

          (1)   Terminate its commitment to make Loan Disbursements under the Loan and terminate any Loan Disbursement pending;

          (2)   Terminate any obligation to disburse any of the Borrower's Funds hereunder;

          (3)   Reduce any claim to judgment;

          (4)   Exercise any and all rights and remedies afforded by this Development Agreement, the other Loan Documents, and/or at law, equity or otherwise;

          (5)   Set-off and apply, to the maximum extent permitted by law, any and all General Accounts and any other deposits, funds, Borrower's Funds, or assets (or any indebtedness at any time owing by Lender to or for the credit or account of Borrower), against the Loan and any indebtedness due the Lender and remaining outstanding under any of the Loan Documents; and

          (6)   Accelerate the Notes, and foreclose under the terms of the Deed of Trust.

SPECIAL POWER OF ATTORNEY

        The Borrower hereby irrevocably makes, constitutes and appoints the Lender, by and through any of its loan officers, (any one of which has full power to act) as the Borrower's duly appointed agent and/or Attorney-In-Fact, (collectively, the "Attorney In Fact"). Any loan officer of the Lender shall have full power and authority on behalf of the Lender to act as the Borrower's Attorney In Fact. This power of attorney and appointment is irrevocable and coupled with an interest, and shall not terminate upon the disability, insolvency or dissolution of the Borrower in accordance with the Code of Virginia, 1950, as amended. Upon the occurrence of an Event of Default, after the expiration of any applicable notice and cure periods, the Attorney In Fact shall have the right, power, privilege and authority to effect and/or do any and all of the rights, privileges, powers, actions, remedies, or acts contemplated herein, including but not limited to accomplishing or effecting the Special Remedies herein, the Other Remedies herein, any of the rights, privileges or remedies of the Lender set forth in any and all of the other Loan Documents, and any or all of the following:

          (A)  To execute all related papers contemplated in this Development Agreement, including applications, Contracts, notes, plans, drawings, bonds, plats, and certificates, and deliver same for any purpose in connection with the Project which may be required for completion of construction of the Improvements, operation and management of the Project, or to secure the collateral;

          (B)  To endorse, negotiate, transfer and deliver all checks, drafts, notes, deposits and negotiable instruments and assign or transfer all non-negotiable instruments in the name of Borrower, and to withdraw such cash, deposits, Borrower's Funds, and funds from any General Account, and apply same to: (i) stabilize the Real Property and the Project, (ii) any and all costs and expenses incurred by the Lender in connection with the operations and management of the Project, (iii) any and all Costs incurred in connection with the development of the Project and the use of the Real Property, (iv) any and all indebtedness that continues to arise under any of the Loan Documents, (v) pay creditors bills, and (vi) for such other matters as the Attorney In Fact shall deem necessary or important in the sole discretion of the Attorney In Fact in connection with the Lender's full realization of any of the Remedies set forth herein; and/or

          (C)  To endorse the name of Borrower on any checks or drafts representing proceeds of any Insurance Policies, bonds, or other checks, returns of security, deposits or instruments payable to Borrower with respect to the Real Property, and apply said proceeds to: (i) all expenses, fees and costs incurred by the Attorney In Fact in pursuing any of its remedies hereunder, including reasonable attorneys fees incurred by the Attorney In Fact, and (ii) then to payment of the Loan in accordance with the terms of the Notes.

DISBURSEMENT AND CONSTRUCTION LOAN AGREEMENT

        THIS DISBURSEMENT AND CONSTRUCTION LOAN AGREEMENT (the "Construction Agreement") is made this 10 day of October, 2002, by and between COMSTOCK BLOOMS MILL II, L.C., a Virginia Limited Liability Company (the "Borrower") and BRANCH BANKING AND TRUST COMPANY OF VIRGINIA, having a principal address of 1308 Devils Reach Road, Woodbridge, Virginia 22192 (the "Lender").

RECITALS

        (A)  The Lender has agreed to make refinance, revolving development and revolving construction loan to Borrower in the total amount of up to Thirteen Million and No/100 Dollars ($ 13,000,000.00) (the "Loan") to be secured by real property subdivided into a three hundred seventy-five (375) lot subdivision (the "Lots"), together with all Improvements (as defined below), and more fully described in Exhibit A, attached hereto and made a part hereof (collectively, the "Real Property" or sometimes the "Project").

        (B)  The Borrower intends to grant to Lender a perfected first priority secured interest in the Real Property in favor of the Lender as of the date hereof, and to enter into that certain: (i) Deed of Trust executed by the Borrower of even date herewith (the "Deed of Trust"), (ii) Assignment Of Leases, Interests, Contracts, Plans and Profits executed by the Borrower of even date herewith (the "Assignment of Interests"), (iii) two (2) Deed of Trust Notes executed by the Borrower of even date herewith, in the face amounts of $9,000,000.00 ("Note 1") and $4,000,000.00 ("Note 2"), (together equaling the amount of the Loan), in favor of the Lender (collectively, the "Notes"), and all other Loan Documents (as defined herein) to further secure the Loan.

        (C)  This Construction Agreement sets forth the terms and conditions under which the Lender agrees to disburse the construction portion of the Loan to the Borrower, which shall not exceed an amount outstanding at any one time of Four Million and No/100 Dollars ($ 4,000,000.00), (the "Construction Portion"). [In this Construction Agreement, all references to the "Loan" hereinafter shall refer to this Construction Portion of the Loan only, unless the context expressly states otherwise]. The Disbursement and Development Loan Agreement dated of even date herewith (the "Development Loan Agreement") sets forth the terms and conditions under which the Lender agrees to disburse refinance and development proceeds of up to Nine Million and No/100 Dollars ($ 9,000,000.00).

        (D.) The exhibits attached hereto are identified as follows:

          (1)   Exhibit A—contains the legal description of the Real Property.

          (2)   Exhibit B—contains the definitions of certain basic words and terms used in this Construction Agreement.

          (3)   Exhibit C—contains the conditions precedent to disbursements

          (5)   Exhibit D—contains the Events of Default under the Construction Agreement, and the remedies of the Lender.

          (6)   Exhibit E—contains the construction Draw Schedule.

        (E)  Accordingly, capitalized words and/or terms used throughout this Construction Agreement indicate that the words and/or terms have been defined in Exhibit B, attached hereto and/or are set forth in the main body of the Construction Agreement, and the words and/or terms shall be construed to have the meanings and statements assigned to them herein. The definitions listed in the main body of the Construction Agreement and in Exhibit B shall not be construed as limiting, undermining or modifying any of the terms and conditions contained in any other loan documents, or Loan Documents,

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and shall have the meanings, interpretation and significance as defined, unless otherwise required by the context of the paragraph.

        (F)  The proceeds of the Loan, together with certain of the Borrower's Funds are to be used by the Borrower for the purpose (the "Purpose") of constructing, in accordance with the terms herein, single family dwellings upon the Lots, consisting of eighty-two (82) single family dwellings; two hundred two (202) townhouses and ninety-one carriage dwellings (collectively, the "Dwellings").

        (G)  To induce the Lender to make the Loan, the Borrower agrees to the terms and conditions in this Construction Agreement.

W I T N E S S E T H

        In consideration of the Loan to the Borrower, the mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I. INTRODUCTION

        1.    Incorporation of Recitals.    Each and every one of the Recitals stated above are hereby expressly incorporated herein by reference as if fully set forth in the body of this Construction Agreement.

        2.    Specific Incorporation of Exhibits.    Exhibit A, Exhibit B, Exhibit C, Exhibit D, and Exhibit E attached hereto (collectively referred to as the "Exhibits") are hereby incorporated into this Construction Agreement and expressly made a part hereof as if fully set forth herein. The Borrower's signature on the last page of this Construction Agreement shall evidence Borrower's express acceptance and agreement with all of the terms, conditions, words and definitions set forth in this Construction Agreement, which is hereby deemed to include each and every one of the Exhibits.

        3.    Compliance With Loan Documents.    Borrower agrees and covenants to comply with and perform all of the terms, covenants and conditions of this Construction Agreement and each and every one of the other Loan Documents.

        4.    Use of Proceeds.    All Loan Disbursements shall be used by the Borrower for the specific Purpose stated herein, subject to the requirements of the Lender as set forth herein and in each of the other Loan Documents.

        5.    Borrower As Fiduciary.    If Borrower receives the Loan Disbursements made under this Construction Agreement, Borrower shall hold the funds advanced as a fiduciary prior to payment, and shall apply such advances to the payment of the legitimate Costs due for the Work performed and approved by the Lender for payment in connection with the construction of the Improvements. Borrower hereby agrees, at any time and from time-to-time upon request of Lender, to exhibit to Lender receipts, vouchers or other evidence satisfactory to Lender of actual payment of such Costs within ten (10) days after such request.

II. WARRANTIES AND CERTIFICATIONS

        As a material inducement to the Lender to make the Loan on the terms, at the interest rate and for the Loan Fees described herein, and taking into consideration the short maturity date of the Loan, the Borrower acknowledges it shall prominently display Lender's business cards, and maintain an adequate supply as a source of information for prospective purchasers.

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III. DISBURSEMENTS

        Subject to all requirements herein, and at such time as the Lots have been subdivided and finished under the Development Agreement, the Lender shall make disbursements of Loan funds for construction work as to each Dwelling in accordance with the construction Draw Schedule, based on the Draw Application submitted by the Borrower and approved by the Lender, provided however:

          (1)   No disbursement shall exceed the Loan-To-Value Ratio in connection with all Dwellings and any Dwelling; and

          (2)   The Borrower must remain in compliance with all of the underwriting standards, representations and warranties made in connection with the Loan and the Loan Documents; and

        All advances hereunder shall be deemed to be evidenced by Note 2 and secured by the Deed of Trust.

        The Borrower may submit (not more than twice a month) a properly completed Draw Application for each subsequent Loan Disbursement under the Loan, in amounts (or percentages) apportioned for each subsequent construction advance, as set forth in the Draw Schedule to be supplied by the Lender from time-to-time for the specific building. Any disbursement shall be reduced if it would exceed the Loan-To-Value Ratio, all as determined and approved by the Lender, less at the option of the Lender an amount that the Lender deems reasonable if necessary to effect corrections to the Work that arise from violations of building codes, structural defects, defective workmanship, defective materials, or other matters.

        Each subsequent Loan Disbursement shall be determined reasonably by the Lender, however, all subsequent Loan Disbursements shall be further subject to the Borrower continuing to: (i) comply with all provisions set forth in the Exhibits; (ii) comply with the terms and provisions of any county or government agreements, including but not limited to any set-aside, performance, bonding or site improvement agreements, and (iii) provide such other matters, papers or forms as Lender shall reasonably require.

        Within five (5) business days after approval of a Draw Application Lender shall make a subsequent Loan Disbursement under the Loan based on the Draw Application as approved by the Lender and on the terms and conditions of this Construction Agreement.

IV. REQUIREMENTS FOR DISBURSEMENTS

        The Lender agrees to make the Disbursements subject to the Borrower's compliance with all of the terms and conditions set forth in this Construction Agreement, including each and every one of the Conditions Precedent To Disbursements set forth in Exhibit C, attached hereto and made a part hereof, as determined by the Lender.

VI. LOAN LIMITATIONS

        The Borrower contemplates constructing the Dwellings upon the Lots at the Project in accordance with the Purpose, at such time as the Borrower first has obtained "pre-sold" non-contingent and enforceable third party written contracts in a form and substance reasonably acceptable to the Lender from prospective purchasers that are reasonably acceptable to the Lender, to purchase said Dwellings to be constructed thereon (hereafter referred to as the "Pre-Start Agreements").

        The Lender shall not be obligated to make any advance of Loan proceeds with respect to the construction of any more than eighteen (18) townhouse Dwellings that remain outstanding at any one time and two (2) detached single family model or speculative Dwellings (collectively, the "Speculative Units") unless the Borrower has first entered into (and provided the Lender with) a Pre Start Agreement for the sale of such Dwelling to a third party not affiliated with the Borrower, with a

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minimum reasonable deposit and a reasonable purchase price, as determined by the Lender, provided however, in no event: (i) shall aggregate disbursements exceed a total of one Hundred Percent (100%) of the cost of each Dwelling, and (ii) shall disbursements made as to any one Dwelling exceed the applicable Loan-To-Value Ratio

        The contract purchaser must be obligated to fully and faithfully perform each and every obligation and undertaking required by the terms of a Pre-Start Agreement to be performed by the contract-purchaser without condition, precedent or subsequent, except such as the Lender shall approve, which approval shall not be unreasonably withheld, conditioned or delayed. In the event any such contract is terminated, Lender will continue making advances for such Dwelling, but advances of additional starts of unsold Dwellings will be further subject to the resale of the subject Dwelling.

VII. GENERAL REQUIREMENTS

        1.    Appraisal.    Lender shall have ordered and received at Borrower's expense an Appraisal for use in underwriting, granting, closing or disbursing the Loan, in a form and substance acceptable to the Lender.

        2.    (Reserved).

        3.    Insurance.    The Borrower shall have in effect all Insurance Coverage at the closing of the Loan. The Borrower shall not permit construction of the Improvements to commence within 10 feet of any flood plain or "flood prone area" as referenced in the Flood Disaster Protection Act of 1973, as amended, or as shown on any flood maps held by any government agency. The Borrower shall provide Lender with Insurance Coverage on terms acceptable solely to the Lender, if Improvements on the Real Property, after written approval from the Lender, are located or constructed in a flood plain. In the event of a major casualty loss, the Lender shall apply any insurance proceeds received, in accordance with the applicable terms set forth in the Deed of Trust.

        4.    Commencement; Construction.    Borrower shall obtain all necessary building permits and commence construction of the Improvements as promptly as is practical, and shall continue such construction with reasonable diligence and dispatch. Construction shall be performed in accordance with the Plans and Specifications, and the Construction Budget and the Lender shall not be obligated to review any proposed material change unless it has received a Change Order in a form, substance and containing such evidence as is satisfactory solely to the Lender. All construction shall be done in a good and workmanlike manner using new materials and first-class equipment, and be performed to meet or exceed all applicable building codes. Borrower shall disclose the existence of any cemetery and the areas of ingress and egress thereto, to the Lender and the Appraiser in writing, prior to commencing any construction, and shall not construct any Improvements near or around any cemetery or its areas of access.

        5.    Plans of Construction; Contracts.    All Improvements shall be constructed by the General Contractor and Borrower assumes responsibility for complying with all of the terms and conditions of this Construction Agreement, including compliance with the Plans and Specifications, the restrictions governing the Real Property, with all laws, government requirements, building codes, and sound engineering practices.

          (A)  A master set of Plans and Specifications shall have been delivered to the Lender and shall govern all questions that may arise with respect to the construction of the Improvements. No substantive and material changes to the Plans and Specifications shall be effective unless requested by Change Order, approved by the Lender.

        6.    Construction Budget Constraints.    The Lender shall not be required to: (A) make any advance for any line item in the Construction Budget that would exceed the scheduled amount allocated in the Draw Schedule, as extrapolated and interpreted by the Lender, or (B) make any advance under the

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Construction Budget, that when added to all prior Loan Disbursements, would exceed the percentages allocated for the advance under the Draw Schedule as determined by the Lender, or (C) make any advance that would exceed the amount of the Construction Budget. Without prior written approval of Lender, Borrower shall not substantially reallocate unused Loan funds from one Construction Budget line item to another.

        7.    Reports and Vouchers.    If requested, Borrower shall promptly deliver to Lender: (i) copies of those Engineering Reports, title reports, studies, inspections and tests made on the Real Property, the Improvements or the materials.

        8.    Secured Advances.    All Loan Disbursements made by the Lender to the Borrower hereunder shall be: (A) subject to the Loan-To-Value Ratio, (B) subject to and in accordance with Exhibits C and D attached hereto and made a part hereof, (C) deemed to be evidenced by Note 2, and (D) secured by the Deed of Trust and each of the Loan Documents. Lender does not intend to make any unsecured advances to the Borrower under the Loan.

        9.    Inspection.    Prior to any Loan Disbursement, the Inspector may enter the Real Property at any reasonable time to inspect the Project and Improvements which have been satisfactorily completed. If requested, Borrower will make available during normal business hours for inspection and copying, all Plans and Specifications, drawings, books and records, and other documents and information required by Lender.

        10.    Termination of Loan Disbursements.

        If the total remaining Loan Disbursements not yet disbursed is less than the amount of the remaining construction costs required for completion of construction of the Improvements, as estimated by the Inspector and /or Lender (the "Deficiency"), Lender shall not be obligated to make any Loan Disbursements under the Loan, unless the Borrower first deposits the Borrower's Funds with the Lender at least in the amount of the Deficiency. Any amount deposited by Borrower with Lender to pay the Deficiency shall be applied to pay the Costs of constructing the Improvements. Notwithstanding any of the provisions of this Construction Agreement, Lender shall have the right to withhold from any Loan Disbursement an amount sufficient to cover: (i) the Deficiency or any unpaid balance of the Costs to complete the Project, or (ii) any surplusage resulting when all Loan Disbursements total more than the actual construction Costs incurred (or to be incurred) by the Borrower.

        11.    Deposit of Funds.    The Borrower agrees to pay additional Borrower's Funds if the actual Costs exceed the Loan Disbursements, or the projected Costs will exceed the un-advanced portion of the Loan to which Borrower is entitled, in the amount of the Deficiency as determined by the Lender. The Borrower hereby grants and conveys to the Lender a security interest in any and all General Accounts deposited with Lender as additional collateral for the Loan, together with the full right of setoff thereto, in favor of the Lender. Upon a Default, Lender may (but shall have no obligation to) apply all or any part of the Funds in any General Accounts against any unpaid indebtedness arising under any of the Loan Documents, in such order as Lender determines.

        12.    Completion.    The Borrower shall complete construction of all the Improvements free and clear of all liens except the Loan Documents, on or before the Completion Date (as the same may be extended) subject to any Excusable Delays. Excusable Delays shall not extend the Completion Date unless: (A) the Lender provides approval in its reasonable discretion, and (B) the Borrower continues to comply with all other terms and conditions set forth in the Loan Documents. Lender shall be under no obligation to extend the Completion Date, except as otherwise provided in the Notes. Borrower shall correct, using Borrower's Funds, any: (A) material defect in the structure or Improvements, (B) material deviations from the Plans and Specifications, and (C) encroachments or setback violations that are necessary prior to completing construction of the Project. Upon completion, the Borrower shall obtain final residential use permits from the proper local government.

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        13.    Storage of Materials.    The Borrower shall cause all materials intended to be utilized in the construction of the Improvements, to be stored on the Real Property, with adequate safeguards.

        14.    Payment.    Lender reserves the right, upon an Event of Default, to make Loan Disbursement checks payable: (A) solely to the closing attorney, (B) solely to the Title Company to be disbursed to those contractors and materialmen entitled to payment, (C) jointly to the Borrower and the persons entitled to payment, or (D) in such other manner as Lender may reasonably elect.

        15.    Loan Expenses:    All fees, premiums, expenses and charges reasonably incurred in procuring, processing and administering the Loan, including without limitation charges for the Title Policy, title examination, title bring downs, title endorsements, inspections, surveys, recordings, taxes, Lender's attorneys, Lender's fees, service charges, closing attorney, Borrower's attorney, Insurance Coverage, real estate taxes, assessments, engineers, Architects, water, sewer, utilities, brokers, liens, encumbrances, Work corrections, Loan Document modifications, broker's fees and any other matters in connection with the Real Property, the Project, the Improvements and the Loan, shall be paid for solely by the Borrower. All such amounts, unless sooner paid, shall be paid by the Borrower when due, or Lender may, at its option, deduct any amounts necessary for the payment of these items from any Loan Disbursement. All sums so applied shall be deemed advances under this Construction Agreement secured by the Loan Documents.

        16.    Loan Fees.    The Borrower agrees to pay the Loan Fees, in addition to any fees required under the Development Loan Agreement.

        17.    Construction Consultant.    Lender may hire, with the mutual consent of the Borrower, and at the cost and expense of the Borrower, any engineer, architect or consultant that the Lender considers necessary or useful to assist the Lender in performing any of its rights and obligations under this Construction Agreement (the "Construction Consultant").

        18.    Operating Account.    The Borrower shall establish and maintain its primary operating account with the Lender in connection with the Project for so long as the Loan remains outstanding.

VIII. CONDITIONS TO FINAL ADVANCE

        Lender shall not be obligated to make the final Loan Disbursement of any remaining Loan proceeds, which shall include any portion of the Loan, unless all requirements specified in Exhibit C hereof shall have been (and continue to be satisfied), and the following requirements have been met to the satisfaction of Lender:

          1.     The Improvements have been completed with new materials, in a good and workmanlike manner, in accordance with the Plans and Specifications, and all applicable laws and regulations;

          2.     The Lender has received one (1) final house location survey, approved by the Borrower that is in a form and substance acceptable to the Lender and Title Company;

          3.     A valid residential use permit on each Dwelling as completed is obtained without conditions unacceptable to Lender; and

          4.     A final endorsement to the Title Policy is obtained, containing no exceptions unacceptable to Lender, insuring Lender in the full Loan Amount, an endorsement removing any exception for mechanic's or materialmen's liens or pending disbursements, and with no additional title changes or exceptions objectionable to Lender; and

          5.     Any other supporting evidence, indemnities, agreements or inspections that the Lender or Title Company may reasonably require.

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IX. MISCELLANEOUS

        1.    Representations and Warranties.    Borrower represents and warrants that: (A) a copy of any Contract furnished or to be furnished to Lender is and shall be a true and complete copy thereof, (B) that the copies of the Plans and Specifications delivered to Lender are and shall be true and complete copies, that there have been no modifications thereof which are not fully set forth in the copies delivered, and that the Borrower's interest therein is not subject to any claim, setoff, or encumbrance, (C) that all of the real estate taxes have been paid with respect to the Real Property, and the Borrower has paid all taxes and governmental charges in connection with the construction of the Improvements thereby shown to be owing, (D) the Plans and Specifications and the Contracts are satisfactory to Borrower, have been approved by all applicable governmental authorities, have been accepted by each contractor, are complete in all material respects, contain all detail necessary, are adequate for the construction of the Improvements, and comply with the Loan Documents, all applicable laws, restrictive covenants, and governmental requirements, rules, and regulations, (E) Borrower will obtain a separate tax lot or lots with a separate tax assessment or assessments for the Real Property and Improvements, independent of any other lands or improvements, (F) the Real Property and Improvements comply with all laws and governmental requirements, including all subdivision and platting requirements, without reliance on any adjoining or neighboring property, (G) the Plans and Specifications do, and the Improvements when constructed will, comply with all legal requirements regarding access and facilities for handicapped or disabled persons, if applicable, (H) the Borrower has not directly or indirectly conveyed, assigned or otherwise disposed of or transferred (or agreed to do so) any construction rights, privileges or attributes with respect to the Real Property, including those arising under any zoning or land use ordinance or other law or governmental requirement, (I) the construction schedule for the Project is realistic and the Completion Date is a reasonable estimate of the time required to complete the Project, (J) (Reserved), (K) all utility services necessary for the construction of the Improvements and the operation thereof for their intended purpose are available at the boundaries of the Real Property, including, without limitation, telephone service, water supply, storm and sanitary sewer facilities, and natural gas or electric facilities, (L) except as otherwise provided for in the Loan Documents, the Borrower has made no agreement or arrangement of any kind which would give rise to a lien on the Real Property, and (M) the Purpose of the Loan and the current or anticipated use of the Real Property complies with applicable zoning ordinances, regulations and restrictive covenants affecting the Real Property, all use requirements, proffer statements and conditions of approval by any governmental authority having jurisdiction over the Real Property and the Project, have been satisfied, and no violation of any law or regulation exists with respect thereto.

        2.    (Reserved)

        3.    No Liability To Lender For Approvals.    Notwithstanding any approvals, consents, or judgments made by Lender herein, Borrower agrees that Lender shall have no obligation, liability or responsibility whatsoever in the construction of the Improvements, or for the adequacy, quality, sufficiency, form or content of any of the plans, budgets, schedules, contracts, surveys, plats, changes, leases, or any other matter incident to the Real Property or the construction of the Improvements. Lender's acceptance of an assignment of the Plans and Specifications shall not constitute approval of the Plans and Specifications. Any inspection or audit of the Real Property or the books and records of Borrower, or the procuring of documents, information and other data, by or on behalf of Lender shall be for Lender's protection only in the interests of Lender protecting its collateral, and shall not constitute any assumption of responsibility from Borrower or from anyone else with regard to the condition, construction, quality, maintenance, location or operation of the Real Property, or relieve Borrower of any of Borrower's obligations under any of the Loan Documents. Borrower is hereby deemed to have selected all surveyors, architects, engineers, contractors, materialmen and all other persons or entities furnishing services or materials to the Project notwithstanding Lender's input. Lender has the right, but

7

not the duty to supervise or to inspect the Real Property and the construction of the Improvements. However, any such action is in connection with the Lender acting as a lender protecting the value of its collateral, and neither Lender, nor any of its Inspectors, Construction Consultants, employees or agents has any duty of care to Borrower or to any other person to protect against, or inform Borrower or any other person of, the existence of negligent, faulty, inadequate or defective design or construction of the Improvements. Lender shall not be liable or responsible for any defect in the Real Property or the Improvements, the performance or default of Borrower, Borrower's architect, engineer, contractor, the Construction Consultant, or any other party, or for any failure to construct, complete, protect or insure the Improvements, or for the payment of costs of labor, materials, or services supplied for the construction of the Improvements, or for the performance of any obligation of Borrower whatsoever. No action by the Lender, and no advance or acceptance of any document or instrument by the Borrower, General Contractor or any other party, shall be construed as a representation or warranty, express or implied, to any party by Lender. Inspection shall not constitute an acknowledgment or representation by Lender, its employees or the Construction Consultant that there has been or will be compliance with the Plans and Specifications, Loan Documents, applicable laws and governmental requirements or that the construction is free from defective materials or workmanship. Inspection whether or not followed by notice of Default shall not constitute a waiver of any default then existing, or a waiver of Lender's right thereafter to insist that the Improvements be constructed in accordance with the Plans and Specifications, Loan Documents, applicable laws, and governmental requirements. Lender's failure to inspect shall not constitute a waiver of any of Lender's rights under the Loan Documents or at law or in equity.

        4.    Disclaimer.    Borrower acknowledges that Lender does not have among its investment department personnel, any architects, contractors, engineers or other construction related experts, and that Lender does not claim to have any general or specific expertise in technical matters related to construction. Lender's inspection of any of the Plans and Specifications and Improvements is only in the capacity of a lender evaluating the value of the Project as security and collateral for the Loan. Lender has not reviewed such items in the capacity of an expert and any approvals given or objections withheld shall in no way constitute a warranty or endorsement of the technical soundness of the Project, whether as to the structure or components of same.

        5.    Indemnity.    Except for willful misconduct, or gross negligence, Borrower, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, jointly and severally, on behalf of Borrower, and each of their respective heirs, spouses, officers, directors, employees, agents, shareholders, successors and assigns, (the "Borrower's Parties") do hereby remise, release, acquit, satisfy and forever discharge Lender and its BB&T Mortgage Division, and each one of its respective past, present and future subsidiaries, divisions, mortgage companies, affiliates, parent corporations, joint venturers, officers, directors, employees, agents, attorneys, representatives, participants, successors and assigns (collectively referred to as the "Entities") from any and all manner of action and actions, cause or causes of actions, suits, claims, unintentional torts, counterclaims, demands, damages, judgments, liabilities, contingent claims or contingent liabilities, debts, sums of money, attorneys fees, costs, accounts, covenants, contracts, controversies, obligations, agreements, promises, expenses, variances, trespasses, liens, and/or claims of lien of any nature whatsoever, whether at law or in equity, whether now accrued or hereafter maturing and whether known or unknown, which the Borrower's Parties (and any people comprising Borrower) now has or hereafter can, shall or may have by reason of any matter, cause or thing, from the beginning of the world until two (2) years and one (1) day after the Loan is paid back to the Lender in full, arising out of or in connection with: (A) all of the Lender's obligations, duties, approvals, and decisions made in good faith pursuant to the terms and conditions of this Construction Agreement (B) the inspections, discretions and approvals made or not made by the Lender in good faith hereunder, (C) the implementation, procedures, collections, administration, or actions taken by the Lender in good faith in accordance with this Construction Agreement, (D) the remedies pursued by the Lender, and all actions in connection

8

therewith taken by the Lender in good faith, as attorney-in-fact pursuant to this Construction Agreement in the event of a Default, and (E) the actions, decisions or remedies not taken by the Lender in good faith under this Construction Agreement; and the Borrower's Parties hereby jointly and severally indemnify and hold each of the Entities harmless from same.

        6.    Publicity.    Lender may announce and publicize the source of the financing contemplated by the Loan by the placement of a sign for display upon the Real Property. Any such sign shall be furnished by Lender. Borrower agrees to provide a prominent and suitable location for the display of the sign and to maintain the display of such sign for the duration of the construction on the Real Property or until the Loan has been repaid in full, whichever shall first occur.

        7.    No Assignment.    Neither this Construction Agreement nor the proceeds of the Loan shall be assigned by Borrower without the written consent of Lender, and any attempted assignment without such written consent shall be void and shall constitute an Event of Default.

        8.    Notices.    All notices required or contemplated hereunder including all Exhibits, shall be in writing and shall be deemed to have been given properly when deposited in the United States Mail, postage prepaid, certified or registered, return receipt requested, or when deposited with Federal Express or another comparable overnight express delivery service, addressed as follows:

  To Borrower:

  COMSTOCK BLOOMS MILL II, L.C.
  11465 Sunset Hills Rd.
  Suite 510
  Reston, Virginia 20190
  Attn. C. Clemente

  To Lender:

  BRANCH BANKING AND TRUST COMPANY OF VIRGINIA
  1308 Devils Reach Road
  Woodbridge, Virginia 22192
  Attn: J. Arvai

  (or to such other address as may be specified by notice given as required herein).

        9.    No Waiver Of Lender's Rights.    Notwithstanding anything in this Construction Agreement or any other Loan Document to the contrary, Lender may, in its sole discretion, defer or relinquish any requirements hereunder, including without limitation any condition to any Loan Disbursement. However, no such deferral or relinquishment shall constitute a waiver of the Lender's right to invoke any of said requirements subsequently. Moreover, no delay, omission or acquiescence of the Lender to exercise any right, power or remedy accruing upon the happening of a Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Default. No delay or omission on the part of the Lender to exercise any rights or privileges herein, or any other option granted to the Lender hereunder in any one or more instances, shall constitute a waiver of any of such rights or privileges. Lender may make any advances or part of advances after the occurrence of a Default without thereby waiving the right to demand payment of the Loan and without becoming liable to make any other or further advances. If Lender makes advances before they are scheduled in accordance with the Construction Budget because Lender, in its sole discretion, believes it advisable so to do, such advances shall be deemed to be made in pursuance and not in modification hereof and shall not be deemed to be a waiver of any of the strict procedures, terms and conditions set forth in this Construction Agreement. No acceptance by the Lender of any partial payment on account of the Loan in the event of a Default, shall constitute a waiver of any Default and all of Lender's rights and remedies shall remain continuously in full force and effect.

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        10.    Remedies Not Exclusive.    No remedy herein conferred upon or reserved to the Lender is intended to be exclusive of any other remedies provided for in the Notes or in any of the other Loan Documents. Each and every remedy herein shall be cumulative, and shall be in addition to every other remedy given under any of the other Loan Documents, or now or hereafter existing at law or in equity or by statute. Every right, power and remedy given to the Lender herein and in any of the other Loan Documents shall be concurrent and may be pursued separately, successively or together against the Borrower, or the Real Property or any part thereof, or any personal property secured by the Loan Documents, and every right, power and remedy given in any of the Loan Documents may be exercised from time to time as often as may be deemed expedient by the Lender.

        11.    Further Assurances.    Borrower will, on request of Lender: (a) promptly correct any defect, error or omission in this Construction Agreement or in any other Loan Document; (b) execute, acknowledge, deliver, procure, record or file such further documents and do such further acts deemed necessary, desirable or proper by Lender to carry out the purposes of the Loan Documents, (c) execute and deliver any renewals, continuation statements, additions, substitutions, replacements, or appurtenances to the Real Property or Loan Documents; (c) execute, acknowledge, deliver, procure, file or record any document or instrument deemed necessary, desirable, or proper by Lender to protect the liens or the security interest under the Loan Documents against the rights or interests of third persons; and (d) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts deemed necessary, desirable or proper by Lender to comply with the requirements of any Federal agency having jurisdiction over Lender.

        12.    Participants.    Lender shall have the right to have others participate with it in the Loan.

        13.    Successors And Assigns.    This Construction Agreement shall inure to the benefit of the Lender, and be binding upon the parties hereto and their successor, assigns and successors in title; but nothing herein shall authorize the assignment hereof by Borrower.

        14.    Governing Law.    This Construction Agreement shall be governed by and construed according to the laws of the Commonwealth of Virginia.

        15.    Non-Merger.    The covenants of Borrower set forth herein and the terms and provisions of this Construction Agreement shall survive the closing of the Loan, the recordation of any and all deeds and the delivery of the Loan Documents.

        16.    Interpretation Among Documents.    In the event of any inconsistency or conflict between the Commitment and this Construction Agreement, the provisions of this Construction Agreement shall govern. Nothing herein shall be construed to limit or adversely affect in any way the terms and provisions of the Notes, and the rights and remedies of the Lender pursuant to the Deed of Trust.

        17.    Construction Of This Document.    Words of any gender used in this Construction Agreement shall be held and construed to include any other gender and words in the singular number shall be held to include the plural and vice versa, unless the context requires otherwise. References to "money", "cash" "funds" "deposit" or other similar monetary terms are references to lawful money of the United States. References to persons shall include any legal entities, businesses, agencies and natural persons as the context may call for. The words "including" shall be interpreted as if followed by the words "without limitation" if those words are not present. Captions and headings in the Construction Agreement are for convenience only and shall not affect construing this Construction Agreement.

        18.    Severability.    If any provision of this Construction Agreement, or the application thereof to any circumstance, is deemed to be unenforceable, the remainder of the Construction Agreement shall not be affected thereby and shall remain enforceable.

        19.    Time Of The Essence.    TIME IS OF THE ESSENCE with respect to the performance of the Borrower's obligation hereunder.

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        20.    No Partnership.    Nothing in this Construction Agreement or in any of the other Loan Documents shall be construed to make Borrower a partner, a joint venturer, or have an association, or a special arrangement with the Lender, or creating a principal-agent relationship or any other relationship except for that of "lender" and "borrower".

        21.    No Lender Control.    The Borrower agrees that Lender's rights and interests under the Loan Documents, and the administration thereof, shall not be deemed to indicate that the Lender is in control of the Real Property, the Project or the business operations of the Borrower.

        22.    Counterparts.    This Construction Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

        23.    Written Agreement.    This Construction Agreement, together with each of the Loan Documents constitutes the entire understanding and agreements between Borrower and Lender.

        THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        WITNESS the following signatures:

Borrower:
COMSTOCK BLOOMS MILL, II L.C. a Virginia Limited Liability Company
By:	Comstock Holding Company, Inc. a Virginia corporation Manager
By:	/s/ CHRISTOPHER D. CLEMENTE Christopher D. Clemente Title: Chief Executive Officer
Lender:
BRANCH BANKING AND TRUST COMPANY OF VIRGINIA
By

Print:

Title:

11

EXHIBIT "A"

LEGAL DESCRIPTION OF THE REAL PROPERTY

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EXHIBIT B

DEFINITIONS

        1.    DEFINITIONS:    The definitions listed below are hereby incorporated into the Construction Agreement, and shall provide the meaning and full significance to any word or words that are capitalized and not otherwise defined in the body of the Construction Agreement:

          A.    Activity.    See "Development Plan" herein.

          B.    Appraisal:    The word "Appraisal" shall mean and refer to a report of value, and/or any updated report of value, in a form and substance acceptable to Lender in connection with the Real Property, prepared and executed by a licensed professional appraiser which: (i) establishes the present "as-is" market value of the Property; (ii) establishes the value of the Real Property assuming the proper and timely completion of any Improvements to be constructed on the Real Property; and (iii) conforms in every particular with the appraisal standards established by the Lender.

          C.    Architect:    The word "Architect" shall mean and refer to a practicing and professional architect, duly licensed as such in the Commonwealth of Virginia, in good standing therein.

          D.    Assignment of Interests:    In addition to the definition in the Recital above, the words "Assignment Of Interests" shall refer to the loan document entitled Assignment of Leases, Interests, Contracts, Plans and Profits, by which Borrower assigns to Lender all of Borrower's ownership interests in business entities, Project names, warranties, plans, plats, contracts for the Construction of the Improvements (as defined below), operating contracts, permits, subdivision rights, deposits, bonds and other matters in connection with the construction, management and use of the Real Property, as additional security for the Loan.

          E.    (Reserved).

          F.    Borrower's Funds:    The words "Borrower's Funds" shall mean and refer to the Borrower's: (i) cash or proceeds other than received from the Lender, (ii) other available funds shown on Borrower's application relied upon by the Lender, and (iii) portion of the Real Property sales price or Costs which are scheduled to be paid by Borrower from other funds set aside and committed, in an amount satisfactory to the Lender.

          G.    Building Permits:    The words "Building Permits" shall mean and refer to all necessary building, environmental, activity and drainfield permits and authorizations from all necessary Federal, state and local authorities, allowing all construction activities contemplated to proceed to completion and authorizing the proposed use of the Project, thereafter.

          H.    Certificate of Completion:    The words "Certificate of Completion" shall refer to a certification that the Improvements have been completed strictly in accordance with the Plans and Specifications, and that no structural defects exist in the construction of the Improvements, and may be satisfied by a residential use permit issued by the appropriate government entity.

          I.    Change Order:    The words "Change Order" shall mean and refer to any written request to allow any additions, deletions, modifications, substitutions or extras to any Contract, the Plans and Specifications, or the Construction Budget, in a form and substance acceptable solely to the Lender, where: (i) the request contains supporting documentation and information, (ii) the Borrower has obtained the approval of the General Contractor, all applicable contractors, all sureties, and government entities, (iii) the structural integrity, quality and standard of workmanship of the Improvements is not impaired, (iv) no substantial change in architectural appearance is affected, (v) no violation of any law or requirement would result, (vi) the Borrower is not doing so

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  to cover any excess Costs of the Improvements, and (vii) the Completion Date will not be affected; all as determined by the Lender.

          J.    (Omitted).

          K.    Costs:    The word "Costs" shall mean every and all construction, material, labor and other costs in connection with the Work and the final completion of the Project through the maturity date of the Loan, after taking into account the requirements of this Construction Agreement.

          L.    Completion Date:    The words "Completion Date" shall refer to the maturity date set forth in the Note which is the last date by which the Borrower covenants and represents that the Improvements (as defined below) shall be properly erected on the Real Property, fully completed and ready for use and immediate permanent occupancy.

          M.    Completion Percentage:    The words "Completion Percentage" shall mean and refer to the amount of the Improvements completed and installed on the Real Property in accordance with the Plans and Specifications, expressed as a percentage of all Work remaining outstanding that is necessary to finish the Improvements and obtain a residential use permit from the proper government.

          N.    Construction Budget:    The words "Construction Budget" shall refer to the projected detailed construction cost breakdown list submitted to, and approved by the Lender.

          O.    Contracts:    The word "Contract" or "Contracts" shall mean and refer to: (a) any written or oral contract, sub-contract, purchase order or agreement for supplying or performing any Work for the construction of the Improvements, (b) any maintenance or other agreement pertaining to the Real Property not described in clause (a) preceding this clause, or (c) the modification, amendment, or substitution of any such contracts.

          P.    Deed of Trust:    In addition to the definition in the Recital above, the words "Deed of Trust" shall refer to the loan document entitled "This Is A Credit Line Deed Of Trust" of even date herewith, which grants the Lender a perfected interest and encumbrance on the Real Property and the Improvements (as defined below).

          Q.    Default:    The word "Default" or the words "Event of Default" shall mean and refer to: (i) those breaches of the Construction Agreement, that shall give rise, after the expiration of any applicable notice and cure period, to certain and specific remedies in favor of the Lender as specified in the Construction Agreement including all Exhibits, in addition to all other remedies permitted by law or equity, or under any of the other Loan Documents and (ii) those breaches or defaults under any of the other Loan Documents, that give rise, after the expiration of any applicable notice and cure period, to remedies thereunder, which are hereby expressly deemed to be a default or an event of default under the Construction Agreement.

          R.    Construction Plan:    The words "Construction Plan" shall mean and refer to a schedule for construction of Improvements on the Real Property in a form, content, and detail satisfactory to the Lender.

          S.    Draw Application:    The words "Draw Application" shall mean and refer to construction draw forms that are used and acceptable solely to the Lender, which must be approved by the Inspector.

          T.    Engineering Reports:    The words "Engineering Reports" shall mean and refer to written reports prepared by licensed, professional engineers acceptable to the Lender certifying that: (a) if reasonably required by Lender, the subsurface conditions of the Real Property are suitable in all respects for the construction of the proposed Improvements thereupon, (b) all Improvements have been made in compliance with all building codes and restrictive covenants (c) no encroachments

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  exist upon any easements, rights-of-way, or adjoining property, (d) all utilities required for use at the Real Property are available to the Real Property, and (e) such other engineering notes as the Lender may require

          U.    Environmental Report:    (Reserved).

          V.    Excusable Delays.    The Words "Excusable Delays" shall mean unusually adverse weather conditions which have not been taken into account in the Construction Plan, including events such as fire, earthquake or other acts of God, strike, lockout, acts of public enemy, riot or insurrection or any unforeseen circumstances or events (except financial circumstances or events or matters which may be resolved by the payment of money) beyond the control of Borrower, not to exceed a total of twenty-five (25) days, provided Borrower promptly notifies Lender of the delays and whereupon no Excusable Delay shall suspend or abate any obligation of Borrower or any Guarantor or any other person to pay any money.

          W.    Financial Statements.    (Reserved)

          Y.    Guarantor:    The word "Guarantor" shall mean and refer to each and every one of the following who shall execute an Unconditional Guaranty Agreement (as defined below), and agree to unconditionally and jointly and severally guarantee repayment of the Loan and performance and completion under all of the Loan Documents:

      Christopher D. Clemente
      Gregory V. Benson
      Comstock Holding Company, Inc.

          Z.    Guaranty:    The word "Guaranty" shall refer to the loan document entitled "Unconditional Guaranty Agreement" by which each Guarantor unconditionally, jointly and severally guarantees the payment by Borrower of the Notes and the performance and completion by the Borrower of all obligations under the Loan Documents.

          AA.    General Contractor:    The words "General Contractor" shall mean and refer to any general contractor hired to work the Project specifically approved by the Lender, which may be the Borrower, or any successor general contractor approved by Lender.

          BB.    General Account.    The words "General Accounts" shall mean and refer to deposit accounts, operation accounts, savings accounts and other accounts with the Lender, and that each and every one of said accounts shall expressly be deemed to be "general accounts" and not "special accounts", such that funds may be setoff and commingled.

          CC.    Improvements:    The word "Improvements" shall mean and refer to the Real Property and all work product and valuable additions benefiting the Real Property, currently affixed, to become affixed, or unique to the Real Property, now existing or hereafter acquired, to include but not be limited to any and all buildings, structures, edifices, fixtures, materials, supplies, engineering work, concrete, curb and gutter, dirt, grading, parking facilities, trees, shrubs, appendages, chattels, equipment, personal property, mixed property, goods, inventory, subdivision plats, site plans, zoning permits, building permits, bonds, plans, surveys and other facilities to be constructed in accordance with the Plans and Specifications.

          DD.    Inspector:    The word "Inspector" shall refer to Lender's inspecting architect, structural engineer, employee or representative, to be appointed by and in the sole discretion of the Lender to inspect the Project.

          EE.    Inspection Fee:    The words "Inspection Fee" shall mean and refer to a $150.00 charge due and payable to the Lender for each and every inspection visit, regardless of the number of lots inspected, requested in connection with a Loan Disbursement under the Loan representing actual

15

  sums due the Inspector in connection with each inspection, and may at Lender's option, be deducted from the amount of any Loan Disbursement or advance under the Loan.

          FF.    Insurance Coverage:    The words "Insurance Coverage" or "Insurance" shall refer to each and every policy of insurance that the Borrower is to have, or cause to have, in effect pursuant to the Commitment, in connection with the Project, the Improvements and the Real Property, including but not limited to Title Insurance, builders risk insurance, hazard insurance, workmen's compensation insurance, liability insurance and flood insurance, and: (a) all policies must contain deductibles and/or co-insurance provisions acceptable to the Lender, and (b) all policies must be underwritten by insurance companies acceptable to the Lender, and (c) all policies must name the Lender as an additional insured and/or loss payee, (d) all policies must contain a mortgagee clause granting coverage to the Lender and its successors and assigns, as their respective interests may appear, (e) all policies must provide that they shall not be cancelled unless the insurance company issuing such insurance policy shall first give the Lender at least thirty (30) days' prior written notice, (f) the issuance and renewal of each and every insurance policy required hereunder, and the payment of the premium therefore, shall be performed by the Borrower with written notice to the Lender, and (g) the Borrower shall deliver a copy of each such insurance policy to the Lender.

          GG.    Loan Disbursements:    The words "Loan Disbursements" or "Loan Disbursement" shall mean and refer to any and all advancement of acquisition and/or construction funds under the Loan Documents for the Purpose stated, after all conditions precedent thereto have been met and satisfied as determined by the Lender.

          HH.    Loan Documents:    The words "Loan Documents" shall mean and refer to any and all papers, letters, documents, instruments, agreements, statements, certificates, certifications, affidavits, and indemnities in a form and substance acceptable solely to Lender, and shall include but not be limited to this Construction Agreement, the Development Loan Agreement, the Commitment, the Notes, the Deed of Trust, the Assignment of Interests, and any and all loan agreements, development loan agreements, security agreements, hazardous waste indemnity agreements, credit agreements, unconditional guaranty agreements, financing statements, loans to one borrower statements, affidavits, compliance agreements, closing agreements, certificates, indemnities and certifications; and any and all amendments or modifications thereto that are executed by the Borrower in connection with the Loan.

          II.    Loan Fees:    The words "Loan Fees" shall mean that the following fees shall be deemed earned by the Lender and paid by the Borrower as follows:

              (i)  A non-refundable loan fee in the amount of one percent (1.00%) of each and every disbursement shall be paid at the time any and all disbursements are made, at any time and for any purpose under this Construction Agreement, and may be deducted directly by the Lender from any disbursement, and shall be deemed earned by the Lender in full at the time of disbursement, provided however, with respect to this construction loan only, the total fees paid by Borrower to the Lender in connection with the revolving construction portion of the Loan, shall in no event exceed $40,000 per annum for each year the Loan is outstanding, with the first year commencing as of the date of closing, and all said amounts shall be deducted by Lender from each advance when made.

          JJ.    Loan-To-Value Percentage:    The words "Loan-To-Value Percentage", "Loan-To-Value Ratio" or "Loan-To-Value Amount" may be expressed as a ratio, a sum or an amount but in any event shall mean that the aggregate of all Loan Disbursements made by the Lender and remaining outstanding under the $13,000,000.00 Loan in connection with the Real Property and Improvements, or as any part of said $13,000,000.00 Loan is apportioned or allocated by the Lender and/or disbursed in connection with any one Lot and Dwelling thereon, shall never exceed (a) eighty percent (80.0%) or, if less, eighty percent (80.0%) of the contract price to the unit

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  purchaser for such Dwelling, plus, one hundred percent (100%) of the wholesale cost of options and upgrades, provided however, in no event shall the Loan amount with respect to the land, development and construction advances on account of the model or speculative Dwelling, exceed a loan-to-value ratio of seventy-five percent (75.0%), plus one hundred percent (100%) of the wholesale cost of options and upgrades. In no event whatsoever shall total disbursements: (i) exceed 100% of the actual costs incurred by the Borrower, as determined by the Lender, and (ii) exceed seventy-five percent (75.00%) of the gross retail sell-out value of the Project as determined by the Lender.

          KK.    Non-Refundable Loan Fee.    See "Loan Fee".

          LL.    (Reserved).

          MM.    Physical Survey:    The words "Physical Survey" shall mean and refer to a wall check survey, the record plat and a final "as-built" survey.

          NN.    Plans And Specifications:    The words "Plans and Specifications" shall mean and refer to a complete and final set of professional architectural drawings, construction plans, and working plans and specifications relating to the construction of the Project and Improvements on the Real Property, containing all customary notes and professional details.

          OO.    Plats and Plans:    The words "Plats and Plans" shall mean and refer to any and all elevation plats, dedication plats, declaration statements, subdivision plats, boundary line surveys, site plans and all other submitted plans of construction for recording and/or government approval in connection with the Project and the Real Property.

          PP.    Project:    In addition to the definition in the Recital, the word "Project" shall refer to the Purpose, the Improvements, construction activities, and use of the Real Property.

          QQ.    Stage:    The word "Stage" shall refer to each progressive interval of construction as listed on the Draw Schedule.

          RR.    Title Company:    The words "Title Company" shall mean and refer to that title insurance company acceptable to the Lender, issuing a mortgagee Title Policy (as defined below) insuring the Lender in the full amount of the Loan, and containing only those exceptions to title to the Real Property acceptable to Lender, as determined by the Lender in its sole discretion, as well as each endorsement to the coverage.

          SS.    Title Policy:    The words "Title Policy" shall mean and refer to that final mortgagee title insurance policy issued by the Title Company prior to any Loan Disbursement hereunder, pursuant to all of Lender's instructions and insuring that the Lender's Deed of Trust is a valid, first priority lien and encumbrance on the Real Property without exception for matters of survey or possible unfiled mechanic's and materialmen's liens. Such title insurance shall be increased by written endorsement to cover the amount of every Loan Disbursement, be in a form and substance satisfactory to Lender, and contain such other endorsements as the Lender may require from time to time.

          TT.    Work.    The word "Work" shall mean and refer to all contract work, sub-contract work, supplies, labor, services, materials, articles, property, products and any other trade work, material or thing in connection with the construction of all Improvements on the Real Property.

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EXHIBIT C

CONDITIONS PRECEDENT TO DISBURSEMENTS

        Each and every one of the requirements listed in this Exhibit C is hereby incorporated into the Construction Agreement as if fully set forth therein, and expressly deemed to be conditions precedent to be satisfied by the Borrower prior to the Lender becoming obligated to make disbursements. The Borrower agrees: (i) to fully comply with each of the requirements listed below in a manner deemed acceptable to the Lender, and (ii) that compliance with each and every one of the requirements shall be determined by the Lender, in Lender's sole but reasonable discretion, just as if this sentence were incorporated into each requirement listed. Accordingly, the Borrower agrees:

          1.     To comply with all requirements for disbursements set forth in the Development Loan Agreement, including Exhibits;

          2.     The Lender shall have received an acceptable endorsement to the title policy, having no unacceptable exceptions as determined by the Lender, issued by the Title Company in a form and substance satisfactory to Lender, and, if and to the extent required by the Title Company, to obtain from each contractor, architect, engineer, subcontractor, or supplier of services or materials, duly executed original lien waivers, or agreements satisfactory to the Title Company subordinating all rights, liens, claims and charges they may have against Borrower or the Real Property, to the rights, liens and security interests of Lender, and delivering same to the Title Company. The Title Insurance shall be endorsed and "down-dated" in a manner satisfactory to Lender to increase the coverage by the amount of each Loan Disbursement through the date of each such advance with no additional title change or exception not approved by Lender and all releases or waivers of mechanic's liens and materialmens's liens and receipted bills showing payment of all amounts due to all parties who furnished materials or services or performed labor of any kind in connection with the Real Property as to any prior advance, if, and to the extent required by the Title Company, shall have been obtained on forms and in a substance acceptable to the Lender and the Title Company in connection with the subsequent advance;

          3.     To provide an accurate and complete Construction Budget, updated as required by Lender, adequate to cause the Improvements to be completed in accordance with the Plans and Specifications;.

          4.     If requested by Lender, to provide a list containing the names and addresses of all existing contractors, subcontractors, engineers, materialmen and other suppliers of services and materials for the Project;

          5.     To provide an acceptable, properly executed Draw Application;

          6.     That no Default or Event of Default shall be committed or now exists under any of the Loan Documents, or under the Development Loan Agreement;

          7.     That no mechanics or materialmens liens shall have been filed, that are not bonded-off or otherwise fully satisfied;

          8.     To provide the Pre-Start Agreements, as applicable; and

          9.     The Lender shall have received the Physical Survey showing and detailing the foundation, within ten (10) days after the laying of the foundation of each Dwelling comprising the Improvements, that is in a form and substance satisfactory to the Lender;

          10.   As of the date of making any Loan Disbursement, no event shall have occurred, nor shall any condition exist that is materially adverse to the financial condition of Borrower or any Guarantor, or which would impair the ability of Borrower or any Guarantor to fulfill its material obligations under the Loan Documents;

          11.   The Improvements shall not have been damaged and not repaired; and

          12.   The Borrower and or Guarantor has delivered to Lender such other information, documents, supplemental legal opinions, updated lists and other information as may be reasonably required by Lender.

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EXHIBIT D

EVENTS OF DEFAULT AND REMEDIES AVAILABLE TO LENDER

        Each and every one of the terms and provisions listed in this Exhibit D is hereby incorporated into the Construction Agreement as if fully set forth therein.

EVENTS OF DEFAULT

        Any one of the following events below shall constitute a breach of this Construction Agreement and be deemed to be an Event Of Default:

          A.    If the Borrower fails to timely construct Improvements in accordance with the Plans and Specifications for the Purpose stated herein, substantially within the Construction Budget;

          B.    If at any time there is discovered or created a defect in title to the Real Property which is not cured or insured over to the reasonable satisfaction of Lender within thirty (30) days after the giving of notice thereof;

          C.    If the Improvements or any portion thereof encroach upon a street or easement or upon adjoining property or violate any setback restriction, however created, or the requirements of any governmental authority having jurisdiction, or any adjoining structure encroaches upon the Real Property or on any easement appurtenant thereto to an extent deemed material by Lender's attorneys, and the encroachment or violation is not removed within thirty (30) days after the giving of notice thereof, (provided however, if the encroachment or violation is not reasonably capable of being cured within 30 days, and Borrower is diligently pursuing said cure, Borrower shall have up to sixty (60) days from the date of notice, to cure said encroachment or violation);

          D.    If Borrower does not erect and equip the Improvements substantially in accordance with the Plans and Specifications and with all laws, rules, regulations and requirements of all governmental authorities having or claiming jurisdiction, now existing or hereafter enacted, adopted or promulgated, or if at any time it becomes apparent, in Lender's judgement, that the Improvements will not be completed by the Completion Date;

          E.    If Borrower does not permit Lender to enter upon the Real Property to make Inspections of the Real Property, the Improvements and any and all materials to be used in connection with the construction thereof, and to examine all details, plans, shop drawings and similar materials relating to the construction of the Project;

          F.     If for any reason whatsoever Borrower abandons the Project, or the construction of the Improvements is at any time in the reasonable judgement of Lender, discontinued or not carried on with diligence and dispatch;

          G.    If Borrower fails to comply with any requirement of any government authority having jurisdiction within thirty (30) days after the giving of notice thereof;

          H.    If following demand by Lender: (i) Borrower fails to promptly correct or cause the correction of any defects in the Improvements, or (ii) Borrower materially departs and deviates from the Plans and Specifications, without prior written approval from Lender;

          I.     If Borrower assigns this Construction Agreement or any interest herein, or if the Real Property or Improvements are conveyed or encumbered in any way without the prior written consent of Lender;

          J.     If Borrower executes any other security agreement, which affects any materials, equipment, fixtures or articles used in the construction or operation of the Improvements or articles of personal property located on the Property, or if any such materials, fixtures or articles

19

  are purchased in a conditional sales transaction or otherwise so that the ownership thereof will not vest unconditionally in Borrower, free from encumbrance, on delivery at the Real Property;

          K.    (Reserved);

          L.    (Reserved);

          M.   If Borrower fails to pay when due all bills for Work performed in connection with construction of the Improvements;

          N.    If Borrower fails generally to pay their debts when due; or if there is filed by Borrower a petition in bankruptcy under any of the provisions of the United States Bankruptcy Act, as amended, or under any similar state or federal law, or a petition for the appointment of a receiver or trustee of the property of Borrower; or if Borrower makes a general assignment for the benefit of creditors or makes any insolvency assignment or is adjudged insolvent by any court of competent jurisdiction; or if there is filed against Borrower a petition in bankruptcy or for the appointment of a receiver which involuntary petition is not dismissed within forty-five (45) days thereafter;

          O.    If Borrower shall not deposit with Lender any portion of the Borrower's Funds required hereunder when requested by the Lender within ten (10) days after Lender has notified Borrower to deposit the Borrower's Funds;

          P.     If any indebtedness due under either of the Notes or under any of the other Loan Documents, is not paid immediately when due;

          Q.    If any covenant or agreement herein is not fully and timely performed, observed or kept;

          R.    If the Borrower fails to comply with any of the conditions precedent to the obligation of Lender to make any Loan Disbursements hereunder or under any other Loan Documents;

          S.     Construction is enjoined or prohibited for a period exceeding 30 days for any reason through no fault of the Lender;

          T.     A mechanics lien, materialmens' lien or judgment lien is established against the Real Property, and remains unsatisfied, unpaid or unbonded, or not insured over by the Title Company (in a manner satisfactory to the Lender) for a period of thirty (30) days after the date of recordation or docketing;

          U.    The Lender has determined that a material adverse change has occurred in the financial condition of the Borrower, or in the condition of the Real Property, and Borrower has not remedied same within 20 days after notice thereof;

          V.     If the Real Property is found to contain any hazardous waste, hazardous substance or toxic waste as those terms are contemplated in any of the Loan Documents;

          W.    If the Borrower causes a breach of any contracts or agreements that the Lender has contemplated and/or relied upon in its underwriting analysis of the Loan; or

          X.    If Borrower breaches, or commits a Default or an Event of Default under the Development Loan Agreement, or under any of the other Loan Documents.

        A default by the Borrower under any of the other Loan Documents shall be deemed to be a default under this Construction Agreement, and an Event of Default under this Construction Agreement shall automatically be deemed to be a default under each and every one of the other Loan Documents.

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REMEDIES OF THE LENDER

        Upon an Event of Default, the Lender shall mail notice of the default to the Borrower, and the Borrower shall have fifteen (15) days for any monetary-related default, and thirty (30) days for any non-monetary default, from the date of mailing the notice, to cure said default (provided however, if the non-monetary default is not reasonably capable of being cured within said 30 days, and Borrower is diligently pursuing said cure, Borrower shall have up to sixty (60) days from the date of notice to cure said non-monetary default), whereupon, if remaining uncured at the expiration thereof, the Lender shall immediately be entitled to all remedies as stated herein, in addition to all other remedies provided to Lender under any of the Loan Documents, and under the law or rules of equity, and Lender may, at its election, but without any obligation to do so, without further notice, enjoy any or all of the rights, powers, privileges and remedies listed below, all at the sole cost and expense of the Borrower:

SPECIAL REMEDIES

        In furtherance of the remedies herein provided to the Lender, the Borrower hereby expressly grants, empowers, authorizes and consents to the Lender, its successors and/or assigns, by and through any of its officers, attorneys, employees, agents and contractors, with the full unconditional right, power, privilege and authority to do any one or all of the following upon the occurrence of an Event of Default after the expiration of any applicable notice and cure periods:

          (A)  Enter upon and take possession of the Real Property and the Project at any time, without any advance notice to the Borrower whatsoever, and to take control of the Real Property;

          (B)  Perform any and all Work that is reasonable by the Lender, or that is necessary to complete the Improvements as contemplated herein, or to terminate any Work being performed, and take whatever other action may be necessary or desirable, in the sole opinion of the Lender;

          (C)  Perform all Work necessary to complete the construction of the Improvements substantially in accordance with the Plans and Specifications, Contracts, Loan Documents, and governmental requirements, or in accordance with any modifications or Change Orders thereto, as deemed necessary or desirable solely by the Lender, and continue to employ Borrower's architect, engineer, and any contractor pursuant to the applicable Contracts, or otherwise;

          (D)  Use and apply any General Accounts, Interest Reserve, funds, deposits, money, or assets, or make any Loan Disbursements as are necessary to: (i) stabilize and secure the Project, the Improvements and/or the Real Property, or (ii) to complete development or construction;

          (E)  Set-off any and all General Accounts, Borrower's Funds and any other deposits, funds, money, assets or other indebtedness against the Loan;

          (F)  Make such Change Orders or corrections in the Plans and Specifications and Contracts as the Lender may deem acceptable in its sole discretion;

          (G)  Employ such architects, engineers, trustees, agents, consultants, managers and contractors as may be required by the Lender for the purpose of: (i) advising the Lender and assessing any problems, (ii) completing the construction of the Improvements substantially in accordance with the Plans and Specifications (as modified as deemed necessary by Lender), Loan Documents, laws and governmental requirements, or as otherwise may be necessary or desirable for purposes of completing such construction, (iii) operating, managing, leasing, controlling and running the Project and/or the Real Property and reviewing the books and records of the Project; (iv) assessing Lender's rights and options, and/or (v) stabilizing the Project;

          (H)  Do every act with respect to contracting for the Work, constructing the Improvements on the Project, executing Building Permits, plats, site plans and government approved or required

21

  prints and papers, and all such other acts, or no such other acts, which Borrower may do in connection with the Real Property and the Project on terms acceptable to the Lender;

          (I)   Prosecute legal action, hire legal counsel and defend and compromise any claim, action or proceeding incident to the Real Property, the construction of Improvements at the Project as the Lender deems proper; and/or

          (J)   Pay, settle, or compromise all bills and claims so as to clear title to the Real Property in an amount and on such terms as the Lender deems proper;

          (K)  Seek a refund of all monies paid by the Borrower to any government or business entity, to which the Borrower may be entitled and apply said amount against the outstanding indebtedness in accordance with Loan Documents;

          (L)  Take over, liquidate and/or use all or any part of the labor, materials, supplies and equipment contracted for, owned by, or under the control of Borrower, whether or not previously incorporated into the Improvements; and

          (M) Take such other and further action that is ancillary thereto and in furtherance of the rights, powers, privileges and remedies granted under the Special Power of Attorney, and in the Construction Agreement, all on terms, conditions and amounts deemed satisfactory solely to the Lender, and this provision shall be construed liberally and in the broadest sense in favor of the Lender, to hereby provide the Lender with all such rights, power and authority as is necessary and/or desirable to further the purpose, remedies and privileges set forth herein.

OTHER REMEDIES

        In addition to the above rights and remedies the Lender shall have any and all of the remedies listed below:

          (1)   Terminate its commitment to make Loan Disbursements under the Loan and terminate any Loan Disbursement pending;

          (2)   Terminate its obligation to disburse any of the Borrower's Funds hereunder;

          (3)   Reduce any claim to judgment;

          (4)   Exercise any and all rights and remedies afforded by this Construction Agreement, the other Loan Documents, and/or at law, equity or otherwise;

          (5)   Set-off and apply, to the maximum extent permitted by law, any and all General Accounts and any other deposits, funds, Borrower's Funds, or assets (or any indebtedness at any time owing by Lender to or for the credit or account of Borrower), against the Loan and any indebtedness due the Lender and remaining outstanding under any of the Loan Documents; and

          (6)   Accelerate the Notes, and foreclose under the terms of the Deed of Trust.

SPECIAL POWER OF ATTORNEY

        The Borrower hereby irrevocably makes, constitutes and appoints the Lender, by and through any of its corporate officers, (any one of which has full power to act) as the Borrower's duly appointed agent and/or Attorney-In-Fact, (collectively, the "Attorney In Fact") with the full power, authority and right to act in the name, place and stead of the Borrower, and do all things as the Borrower could do if present, but nevertheless limited to matters and assets relating and/or earmarked solely in connection with the Real Property. This power of attorney and appointment is irrevocable and coupled with an interest, and shall not terminate upon the disability, insolvency or dissolution of the Borrower in accordance with the Code of Virginia, 1950. Upon the occurrence of an Event of Default, after the

22

expiration of any applicable notice and cure periods, the Attorney In Fact shall have the right, power, privilege and authority to effect and/or do any and all of the rights, privileges, powers, actions, remedies, or acts contemplated herein, including but not limited to accomplishing or effecting the Special Remedies herein, the Other Remedies herein, any of the rights, privileges or remedies of the Lender set forth in any and all of the other Loan Documents, and any or all of the following solely in connection with the Real Property:

          (A)  To execute all related papers contemplated in this Construction Agreement, including applications, Contracts, notes, plans, drawings, bonds, plats, and certificates, and deliver same for any purpose in connection with the Project which may be required for completion of construction of the Improvements, operation and management of the Project, or to secure the collateral;

          (B)  To endorse, negotiate, transfer and deliver all checks, drafts, notes, deposits and negotiable instruments and assign or transfer all non-negotiable instruments in the name of Borrower, and to withdraw such cash, deposits, Borrower's Funds, and funds from any General Account, and apply same to: (i) stabilize the Real Property and the Project, (ii) any and all costs and expenses incurred by the Lender in connection with the operations and management of the Project, (iii) any and all Costs incurred in connection with the Work at the Project and the use of the Real Property, (iv) any and all indebtedness that continues to arise under any of the Loan Documents, (v) pay creditors bills, and (vi) for such other matters as the Attorney In Fact shall deem necessary or important in the sole discretion of the Attorney In Fact in connection with the Lender's full realization of any of the Remedies set forth herein; and/or

          (C)  To endorse the name of Borrower on any checks or drafts representing proceeds of any Insurance Policies, bonds, or other checks, returns of security, deposits or instruments payable to Borrower with respect to the Real Property, and apply said proceeds to: (i) all expenses, fees and costs incurred by the Attorney In Fact in pursuing any of its remedies hereunder, including reasonable attorneys fees incurred by the Attorney In Fact, and (ii) then to payment of the Loan in accordance with the terms of the Notes.

23

EXHIBIT E

DRAW SCHEDULE

24

Prepared by:
Nichols, Bergere, Zauzig & Sander P.C.

Parcel #

MODIFICATION AGREEMENT

        THIS MODIFICATION AGREEMENT (the "Agreement") is dated this 21st day of August, 2003, by and between COMSTOCK BLOOMS MILL II, L.C., a Virginia limited liability company, having an address of 11465 Sunset Hills Rd., Suite 510, Reston, Virginia 20190, Attn. C. Clemente ("Borrower"), and BRANCH BANKING AND TRUST COMPANY OF VIRGINIA, its successors and/or assigns ("Holder") having an address of 1308 Devils Reach Road, Woodbridge, Virginia 22192; and BB&T-VA COLLATERAL SERVICE CORORATION, a Virginia corporation, Trustee ("Trustee"); and the Guarantors (as defined below).

RECITALS:

        1.     Holder made an acquisition, revolving development and revolving construction loan to Borrower in the total original amount of up to Thirteen Million Five Hundred Thousand and no/100 Dollars, as amended, (collectively, and as further increased by the Allonge (as defined below) to $16,500,000.00, referred to hereinafter as the "Loan").

        2.     The Loan is evidenced by, among other documents, a Deed of Trust Note (No. 1) in the original face amount of $9,000,000.00 payable to the order of the Holder dated October 10, 2002 (together with any and all other or further amendments or modifications thereto, referred to as "Note 1"), and that certain Deed of Trust Note (No. 2) in the original face amount of $4,000,000.00 payable to the order of the Holder dated of even date with Note 1 ("Note 2") as the same has been modified by that certain Allonge and Modification Agreement to $4,000,000 Note dated of even date herewith (the "Allonge") (Note 2, as modified by the Allonge, together with any and all further amendments, modifications, supplements, or extensions thereto, are collectively referred to herein as "Trust Note 2" (hereinafter, Note 1 and Trust Note 2, together with any and all other amendments, modifications, extensions or supplements thereto, are collectively referred to hereinafter as the "Notes").

        3.     The Loan is further evidenced by, among other documents:

          a.     That certain Credit Line Deed of Trust executed by Borrower to secure the indebtedness, dated of even date with Note 1 and recorded among the land records of Prince William County, Virginia (the "Land Records"), (hereinafter, the "Trust") as further supplemented by a Deed of Trust in the amount of $300,000.00 further securing standby letters of credit, and as the Trust is modified this Agreement (collectively, and as the same may be further amended, modified or supplemented from time-to-time, hereinafter referred to as the "Deed of Trust"), encumbering real property as described therein (which is not otherwise released by the Holder, and hereinafter referred to as the "Real Property"); and

          b.     That certain Assignment of Leases, Interests, Contracts, Plans and Profits dated of even date with the Trust, executed by the parties described therein, in favor of the Holder, recorded among the Land Records immediately after the Trust, as further modified by this Agreement, and as the same may be further amended, modified or supplemented from time-to-time (collectively, and as further amended, modified or supplemented from time-to-time, the "Assignment of Interests"); and

          c.     That certain Hazardous Waste Indemnity Agreement executed by the Borrower of even date with the Trust, and as further amended by this Agreement (hereinafter, and as further amended, modified or supplemented from time-to-time, collectively, the "Indemnity"); and

1

          d.     That certain Disbursement and Development Loan Agreement executed by the Borrower (the "Development Agreement"), of even date with the Trust, as amended by this Agreement, that certain Disbursement and Construction Loan Agreement of even date with the Trust, as amended by this Agreement (the "Construction Agreement"), (collectively, and as the same have been or may be further amended, modified or supplemented from time-to-time, hereinafter referred to as the "Loan Agreements"); and

          e.     That certain Guaranty Agreement executed by the Guarantors (as defined below) of even date with the Trust, as the same may be modified from time-to-time, and as further modified by this Agreement (collectively, and as the same may be further amended, modified or supplemented from time-to-time, hereinafter referred to as the "Guaranty"), [The Notes, the Trust, the Deed of Trust, the Assignment of Interests, the Indemnity, the Loan Agreements, the Guaranty and any other document that governs, secures, evidences or otherwise relates to the Loan, and any and all further amendments, modifications or supplements thereto from time-to-time shall be referred to hereinafter collectively as the "Loan Documents"].

        4.     The parties hereto desire to enter into this Agreement to evidence certain agreed upon changes to the Loan Documents.

W I T N E S S E T H:

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto do hereby agree as follows:

          1.     All of the recitals stated above are hereby incorporated herein by reference as if fully set forth in the body of this Agreement.

          2.    Modification of Note 2.

                i.  Simultaneously with the execution of this Agreement, the Borrower agrees to execute and deliver to the Holder the Allonge dated of even date herewith which shall modify Note 2 to among other things, increase it by $3,000,000.00.

               ii.  The Borrower hereby reaffirms, confirms, consents and agrees to pay to the order of Holder all amounts disbursed and remaining outstanding under the Loan and under the Notes, as amended.

          3.    Modification of the Trust.

                i.  Each reference in the Trust to the "Deed of Trust Notes" or "Notes" shall be deemed to be a reference to the Notes, as amended (to-wit, Note 1 and Trust Note 2, as Trust Note 2 is amended by the Allonge and as either may be amended or modified from time-to-time) and as the same may be further amended, modified, supplemented, renewed or replaced from time-to-time. The Notes, as amended, hereby remain contemplated and secured by the Trust.

               ii.  The lien and priority of the Trust as modified herein shall be and remain a first priority encumbrance against the real property and all improvements as described more fully therein (and not otherwise released by Holder), and shall completely secure the Loan as evidenced by the Loan Documents, inclusive of the Notes, as amended, and any further extensions, renewals, amendments, modifications or supplements thereof and thereto.

              iii.  The top of page 1 of the Trust is hereby modified to state as follows:

        THE MAXIMUM AMOUNT OF PRINCIPAL THAT IS SECURED UNDER THIS DEED OF TRUST IS $16,500,000.00.

2

              iv.  This Modification shall be deemed to modify the Trust. Except as modified herein, all other terms of the Trust as well as the Deed of Trust remain unchanged, and in full force and effect.

          4.    Modification To Loan Agreements.

                i.  Each reference in the Development Agreement to the "Deed of Trust Notes" or "Notes" shall be deemed to be a reference to the Notes, as amended, and as said note or notes may be further amended, modified, supplemented, renewed or replaced from time-to-time.

               ii.  Each reference in the Construction Agreement to Note 2, shall be deemed to be a reference to Trust Note 2, together with any and all other amendments thereto.

              a.     the amount of funds available for disbursement in connection with construction shall be evidenced by Trust Note 2, as amended, and all additional funds available for construction under the Allonge shall be disbursed in accordance with the provisions set forth in the Construction Agreement.

              b.     the Loan Fees (as defined in the Loan Agreements) shall continue to be in full force and effect in connection with the funds advanced under the Allonge.

          5.    Modification To Guaranty.

                i.  Each reference in the Guaranty to the "Deed of Trust Notes" or the "Notes" shall be deemed to be a reference to the Notes, as amended, and as the same may be further supplemented or amended from time-to-time.

               ii.  The undersigned guarantors, CHRISTOPHER D. CLEMENTE, GREGORY V. BENSON and COMSTOCK HOLDING COMPANY, INC., a Virginia corporation (collectively, the "Guarantor") hereby jointly and severally reaffirm and ratify the terms and conditions set forth in the Guaranty, as amended, and hereby reaffirm all obligations to the Holder under the Guaranty, as amended, in connection with the terms of the Allonge and this Agreement and each Guarantor remains bound in accordance with the terms of the Guaranty, as amended.

          6.    Modification of Loan Documents.

                i.  Each reference to the "Deed of Trust Note (No. 1)" shall be deemed to be a reference to "Note 1" and each reference to "Deed of Trust Note (No. 2)" shall be deemed to be a reference to Trust Note 2, as amended.

               ii.  Each reference in the Loan Documents to any particular Loan Document shall be deemed to be a reference to such Loan Document, as amended, and as further modified by this Agreement. In the event of a conflict between the terms of any Loan Document and the terms of this Agreement, the terms of this Agreement shall control.

              iii.  Except as specifically modified by this Agreement, the Loan Documents, and all terms and provisions contained therein remain unchanged, and are hereby ratified and confirmed by the parties hereto in all respects and remain in full force and effect and binding upon the Borrower.

          6.    Additional Covenants.

                i.  Each of the undersigned hereby certify that the execution, delivery and performance of this Agreement has been properly authorized, consented to and approved by all requisite and necessary parties.

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               ii.  The Borrower agrees that there are no defenses, counterclaims or setoffs against any of their respective obligations under the Loan Documents.

              iii.  This Agreement is a modification only and does not effect a novation of the Borrower's obligations under any of the Loan Documents, or any agreements contained therein.

              iv.  The Assignment of Interests as modified herein remains binding upon the Borrower and in full force and effect.

               v.  The Borrower shall deliver to the Holder, at Borrower's expense, an endorsement to the mortgage title insurance policy insuring the Deed of Trust, which endorsement shall be in a form and substance acceptable solely to the Holder.

              vi.  The Borrower hereby covenants and agrees to execute and deliver, now or at any time in the future, any and all instruments, papers, deeds, acts or things, supplemental confirmatory or otherwise, as reasonably may be required by the Holder for the purpose of effecting this Agreement described or contemplated herein.

             vii.  The undersigned guarantors, CHRISTOPHER D. CLEMENTE, GREGORY V. BENSON and COMSTOCK HOLDING COMPANY, INC., a Virginia corporation (collectively, "Guarantor") hereby jointly and severally further reaffirm and ratify the terms and conditions set forth in the Guaranty, as amended.

            viii.  This Agreement is binding on the parties hereto, their successors, assigns and successors in title.

              ix.  This Agreement shall be governed by the laws of the Commonwealth of Virginia, without reference to conflict of laws principles.

               x.  This Agreement may be executed in counterparts, all of which together shall constitute but one and the same agreement.

              xi.  This Agreement constitutes the entire agreement between the parties hereto, and supersedes all prior discussions, understandings or agreements among the parties hereto.

          7.    Trustee.    The Trustee joins in this Agreement at the direction of the Holder.

(signatures follow)

4

Borrower:
COMSTOCK BLOOMS MILL II, L.C. a Virginia Limited Liability Company
	By:	Comstock Holding Company, Inc. a Virginia corporation Manager
		By:	/s/ CHRISTOPHER D. CLEMENTE Christopher D. Clemente Title: Chief Executive Officer
Guarantor:
	/s/ CHRISTOPHER D. CLEMENTE Christopher D. Clemente		(seal) Payment Guaranteed
	/s/ GREGORY BENSON Gregory Benson		(seal) Payment Guaranteed
COMSTOCK HOLDING COMPANY, INC. Payment Guaranteed a Virginia corporation
	By:	/s/ CHRISTOPHER D. CLEMENTE Christopher D. Clemente	(seal)
	Title:		Chief Executive Officer

5

State of Virginia
County of Fairfax

        The above instrument was acknowledged this 21 day of August, 2003, by Christopher Clemente as the Chief Executive Officer of Comstock Holding Company, Inc., manager of Comstock Blooms Mill II, L.C., before me, a Notary Public.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE Notary Public

State of Virginia
County of Fairfax

        The above instrument was acknowledged this 21 day of August, 2003, by Christopher Clemente, before me, a Notary Public.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE Notary Public

State of Virginia
County of Fairfax

        The above instrument was acknowledged this 21 day of August, 2003, by Gregory Benson, before me, a Notary Public.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE Notary Public

State of Virginia
County of Fairfax

        The above instrument was acknowledged this 21 day of August, 2003, by Christopher Clemente as the Chief Executive Officer of Comstock Holding Company, Inc., before me, a Notary Public.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE Notary Public

HOLDER:

        Holder:

BRANCH BANKING AND TRUST COMPANY OF VIRGINIA

By:	/s/ JAMES E. DAVIS
Print Name:	James E. Davis
Title:	Sr. Vice President

        Trustee who is directed to sign by the Holder herein:

BB&T-VA COLLATERAL SERVICE CORPORATION a Virginia corporation
By:	/s/ JAY P. ARVAI Jay Arvai Senior Vice President

Commonwealth of Virginia
CITY/COUNTY OF Fairfax, to wit:

        I, the undersigned, a Notary Public do hereby certify that James E. Davis whose name as Sr. Vice President of BRANCH BANKING AND TRUST COMPANY OF VIRGINIA, has signed the foregoing Agreement, and has personally acknowledged the same before me in my aforesaid jurisdiction.

        GIVEN under my hand and seal this 20 day August, 2003.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE NOTARY PUBLIC

COMMONWEALTH OF VIRGINIA
CITY/COUNTY OF Fairfax, to wit:

        I, the undersigned, a Notary Public do hereby certify that Jay Arvai, Trustee has signed the foregoing Agreement, and has personally acknowledged the same before me in my aforesaid jurisdiction.

        GIVEN under my hand and seal this 20 day August, 2003.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE NOTARY PUBLIC

ALLONGE AND MODIFICATION AGREEMENT TO NOTE 2

        THIS ALLONGE AND MODIFICATION AGREEMENT TO NOTE 2 (the "Agreement") is dated this 21st day of August, 2003, by COMSTOCK BLOOMS MILL II, L.C., a Virginia limited liability company, having an address of 11465 Sunset Hills Rd., Suite 510, Reston, Virginia 20190, Attn. C. Clemente ("Borrower") and BRANCH BANKING AND TRUST COMPANY OF VIRGINIA, successor in interest to VIRGINIA FIRST SAVINGS BANK, its successors and/or assigns ("Holder") having an address of 1308 Devils Reach Road, Woodbridge, Virginia 22192, and the Guarantors (as defined below).

W I T N E S S E T H:

        1.     Holder made an acquisition, revolving development and revolving construction loan to Borrower in the total original amount of up to Thirteen Million Five Hundred Thousand and no/100 Dollars ($13,500,000.00), as amended (and the loan as further amended by this Agreement to the amount of $16,500,000.00, is hereinafter referred to as the "Loan").

        2.     The Loan is evidenced by, among other documents, a Deed of Trust Note (No. 1) in the original face amount of $9,000,000.00 payable to the order of the Holder dated October 10, 2002 (collectively, together with any and all other or further amendments or modifications thereto, "Note 1"), and that certain Deed of Trust Note (No. 2) in the original face amount of $4,000,000.00 payable to the order of the Holder dated of even date with Note 1 ("Note 2") as the same has been modified by this Agreement (Note 2, as modified by this Agreement, together with any and all further amendments, modifications, supplements, or extensions thereto, are collectively referred to herein as "Trust Note 2" (hereinafter, Note 1 and Trust Note 2, together with any and all other amendments, modifications, extensions or supplements thereto, are collectively referred to hereinafter as the "Notes").

        3.     The Loan is further evidenced by, among other documents:

          a.     That certain Credit Line Deed of Trust executed by Borrower to secure the indebtedness, dated of even date with Note 1 and recorded among the land records of Prince William County, Virginia (the "Land Records") (hereinafter, the "Trust") as modified, as supplemented by a Deed of Trust (in the amount of $300,000) and as further modified by that certain Modification Agreement dated of even date herewith, recorded among the Land Records (the "Modification"), (collectively, and as the same may be further amended, modified or supplemented from time-to-time, hereinafter referred to as the "Deed of Trust"), encumbering real property as described therein (hereinafter, which is not otherwise released by the Holder, referred to as the "Real Property"); and

          b.     That certain Assignment of Leases, Interests, Contracts, Plans and Profits dated of even date with the Trust, executed by the parties described therein, in favor of the Holder, recorded immediately after the Trust, as further modified by the Modification, and as the same may be further amended, modified or supplemented from time-to-time (collectively, and as further amended, modified or supplemented from time-to-time, the "Assignment of Interests"); and

          c.     That certain Hazardous Waste Indemnity Agreement executed by the Borrower of even date with the Trust, and as further amended by the Modification (hereinafter, and as further amended, modified or supplemented from time-to-time, collectively, the "Indemnity"); and

          d.     That certain Land Acquisition, Disbursement and Development Loan Agreement executed by the Borrower (the "Development Agreement"), of even date with the Trust, as amended by the Modification, that certain Disbursement and Construction Loan Agreement of even date with the Trust, as amended by the Modification (collectively, and as the same have been or may be further amended, modified or supplemented from time-to-time, hereinafter referred to as the "Loan Agreements"); and

          e.     That certain Guaranty Agreement executed by the Guarantors (as defined below) of even date with the Trust, as the same may be modified from time-to-time, and as further modified by the Modification (collectively, and as the same may be further amended, modified or supplemented from time-to-time, hereinafter referred to as the "Guaranty"); [The Notes, the Trust, the Deed of Trust, the Assignment of Interests, the Indemnity, the Loan Agreements, the Guaranty and any other document that governs, secures, evidences or otherwise relates to the Loan, and any and all further amendments, modifications or supplements thereto from time-to-time shall be referred to hereinafter collectively as the "Loan Documents"].

        WHEREAS, the parties hereto desire to modify the terms of Trust Note 2 in accordance with the terms stated herein;

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto do hereby agree as follows:

          1.     All of the recitals stated above are hereby incorporated herein by reference as if fully set forth in the body of this Agreement.

          2.     Note 2 is hereby increased by Three Million Dollars ($3,000,000.00), from Four Million Dollars ($4,000,000.00) to the amount of Seven Million Dollars ($7,000,000.00) which shall be the face amount of Note 2, due and payable by the Borrower in accordance with its terms.

          3.     Borrower hereby jointly and severally warrants, certifies, represents, promises, reaffirms, agrees and promises:

            (a)   to pay to the order of Holder, its successors and/or assigns, all principal sums advanced under the Loan and evidenced by Trust Note 2, that remain outstanding, together with all accrued but unpaid interest, costs and fees as and when they come due thereunder;

            (b)   that Trust Note 2, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

            (c)   that the terms of the Notes, as the same are amended, modified or supplemented, remain in full force and effect.

          5.     Nothing contained herein shall be construed to release Borrower from any of the obligations set forth in Trust Note 2, the Deed of Trust, and/or under any of the other Loan Documents.

          6.     This Agreement shall be deemed to be incorporated into and become a part of Trust Note 2 as if fully set forth therein, and may be attached to the aforementioned note.

          7.     Each of the undersigned hereby certify that the execution, delivery and performance of this Agreement has been properly authorized and consented to.

          8.     This Agreement shall not be deemed or construed to be a novation or release of any of the Loan Documents, or any parties thereto, and the Borrower by executing this Agreement consents to remain unconditionally bound by the terms of Trust Note 2, as modified by this Agreement.

          9.     The undersigned guarantors, CHRISTOPHER D. CLEMENTE, GREGORY V. BENSON and COMSTOCK HOLDING COMPANY, INC., a Virginia corporation (collectively, "Guarantors") hereby each reaffirms and ratifies the terms and conditions set forth in the Guaranty, as amended, and hereby reaffirms all obligations to the Holder under the Guaranty, as amended, in connection with the terms set forth in this Agreement and in connection with the Modification.

          10.   This Agreement constitutes the entire agreement among the parties hereto, supersedes all prior discussions and agreements, and is binding on the parties hereto, their successors, assigns and successors in title.

        Except as modified herein, all other terms and conditions in Note 2 shall remain unchanged, and in full force and effect.

(signatures follow)

WITNESS OUR SIGNATURES:

Borrower:
COMSTOCK BLOOMS MILL II, L.C. a Virginia Limited Liability Company
	By:	Comstock Holding Company, Inc. a Virginia corporation Manager
		By:	/s/ CHRISTOPHER D. CLEMENTE Christopher D. Clemente Title: Chief Executive Officer
Guarantor:
	/s/ CHRISTOPHER D. CLEMENTE Christopher D. Clemente		(seal) Payment Guaranteed
	/s/ GREGORY BENSON Gregory Benson		(seal) Payment Guaranteed
COMSTOCK HOLDING COMPANY, INC. Payment Guaranteed a Virginia corporation
	By:	/s/ CHRISTOPHER D. CLEMENTE Christopher D. Clemente	(seal)
	Title:		Chief Executive Officer

State of Virginia
County of Fairfax

        The above instrument was acknowledged this 21 day of August, 2003, by Christopher Clemente as the Chief Executive Officer of Comstock Holding Company, Inc., manager of Comstock Blooms Mill II, L.C., before me, a Notary Public.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE Notary Public

State of Virginia
County of Fairfax

        The above instrument was acknowledged this 21 day of August, 2003, by Christopher Clemente, before me, a Notary Public.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE Notary Public

State of Virginia
County of Fairfax

        The above instrument was acknowledged this 21 day of August, 2003, by Gregory Benson, before me, a Notary Public.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE Notary Public

State of Virginia
County of Fairfax

        The above instrument was acknowledged this 21 day of August, 2003, by Christopher Clemente as the Chief Executive Officer of Comstock Holding Company, Inc., before me, a Notary Public.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE Notary Public

HOLDER:

BRANCH BANKING AND TRUST COMPANY OF VIRGINIA

By:	/s/ JAY P. ARVAI
Print Name:	Jay P. Arvai
Title:	Senior Vice President

Commonwealth of Virginia
CITY/COUNTY OF Fairfax, to wit:

        I, the undersigned, a Notary Public do hereby certify that Jay Arvai whose name as Senior Vice President of BRANCH BANKING AND TRUST COMPANY OF VIRGINIA, has signed the foregoing Agreement, and has personally acknowledged the same before me in my aforesaid jurisdiction.

        GIVEN under my hand and seal this 20 day August, 2003.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE NOTARY PUBLIC

Prepared by:
Nichols, Bergere, Zauzig & Sander P.C.

Parcel #

2nd MODIFICATION AGREEMENT

        THIS MODIFICATION AGREEMENT (the "Agreement") is dated this            day of January, 2004, by and between COMSTOCK BLOOMS MILL II, L.C., a Virginia limited liability company, having an address of 11465 Sunset Hills Rd., Suite 510, Reston, Virginia 20190, Attn. C. Clemente ("Borrower"), and BRANCH BANKING AND TRUST COMPANY OF VIRGINIA, its successors and/or assigns ("Holder") having an address of 1308 Devils Reach Road, Woodbridge, Virginia 22192; and BB&T-VA COLLATERAL SERVICE CORORATION, a Virginia corporation, Trustee ("Trustee"); and the Guarantors (as defined below).

RECITALS:

        1.     Holder made an acquisition, revolving development and revolving construction loan to Borrower in the total original amount of up to Thirteen Million Five Hundred Thousand and no/100 Dollars ($13,500,000), as the same has been amended, (collectively, and as further increased by the Allonge (as defined below) to $17,200,000.00, referred to hereinafter as the "Loan").

        2.     The Loan is evidenced by, among other documents, a Deed of Trust Note (No. 1) in the original face amount of $9,000,000.00 payable to the order of the Holder dated October 10, 2002 (together with any and all other or further amendments or modifications thereto, referred to as "Note 1"), and that certain Deed of Trust Note (No. 2) in the original face amount of $4,000,000.00 payable to the order of the Holder dated of even date with Note 1 ("Note 2") as the same has been increased to $7,000,000.00, and as further modified by that certain Allonge and Modification Agreement to the amount of $7,700,000.00, dated of even date herewith (the "Allonge"), (Note 2, as modified, and as further modified by the Allonge, together with any and all further amendments, modifications, supplements, or extensions thereto, are collectively referred to herein as "Trust Note 2" (hereinafter, Note 1 and Trust Note 2, together with any and all other amendments, modifications, extensions or supplements thereto, are collectively referred to hereinafter as the "Notes").

        3.     The Loan is further evidenced by, among other documents:

          a.     That certain Credit Line Deed of Trust executed by Borrower to secure the indebtedness, dated of even date with Note 1 and recorded among the land records of Prince William County, Virginia (the "Land Records"), as amended (hereinafter, the "Trust") as further supplemented by a Deed of Trust in the amount of $300,000.00 further securing standby letters of credit, and as the Trust is further modified this Agreement (collectively, and as the same may be further amended, modified or supplemented from time-to-time, hereinafter referred to as the "Deeds of Trust"), encumbering real property as described therein (which is not otherwise released by the Holder, and hereinafter referred to as the "Real Property"); and

          b.     That certain Assignment of Leases, Interests, Contracts, Plans and Profits dated of even date with the Trust, executed by the parties described therein, in favor of the Holder, recorded among the Land Records immediately after the Trust, as modified, and as further modified by this Agreement, and as the same may be further amended, modified or supplemented from time-to-time (collectively, and as further amended, modified or supplemented from time-to-time, the "Assignment of Interests"); and

          c.     That certain Hazardous Waste Indemnity Agreement executed by the Borrower of even date with the Trust, as modified, and as further modified by this Agreement (hereinafter, and as further amended, modified or supplemented from time-to-time, collectively, the "Indemnity"); and

1

          d.     That certain Disbursement and Development Loan Agreement executed by the Borrower (the "Development Agreement"), of even date with the Trust, as modified, and as further amended by this Agreement, that certain Disbursement and Construction Loan Agreement of even date with the Trust, as modified, and as further amended by this Agreement (the "Construction Agreement"), (collectively, and as the same have been or may be further amended, modified or supplemented from time-to-time, hereinafter referred to as the "Loan Agreements"); and

          e.     That certain Guaranty Agreement executed by the Guarantors (as defined below) of even date with the Trust, as modified, and as further modified by this Agreement (collectively, and as the same may be further amended, modified or supplemented from time-to-time, hereinafter referred to as the "Guaranty"), [The Notes, the Trust, the Deeds of Trust, the Assignment of Interests, the Indemnity, the Loan Agreements, the Guaranty and any other document that governs, secures, evidences or otherwise relates to the Loan, and any and all further amendments, modifications or supplements thereto from time-to-time shall be referred to hereinafter collectively as the "Loan Documents"].

        4.     The parties hereto desire to enter into this Agreement to evidence certain agreed upon changes to the Loan Documents.

W I T N E S S E T H:

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto do hereby agree as follows:

          1.     All of the recitals stated above are hereby incorporated herein by reference as if fully set forth in the body of this Agreement.

          2.    Modification of Note 2.

                i.  Simultaneously with the execution of this Agreement, the Borrower agrees to execute and deliver to the Holder the Allonge dated of even date herewith which shall modify Note 2 to among other things, increase it by $700,000.00.

               ii.  The Borrower hereby reaffirms, confirms, consents and agrees to pay to the order of Holder all amounts disbursed and remaining outstanding under the Loan and under the Notes, as amended.

        3.     Modification of the Trust.

                i.  Each reference in the Trust to the "Deed of Trust Notes" or "Notes" shall be deemed to be a reference to the Notes, as amended (to-wit, Note 1 and Trust Note 2, as Trust Note 2 is further amended by the Allonge and as either may be further amended or modified from time-to-time) and as the same may be further amended, modified, supplemented, renewed or replaced from time-to-time. The Notes, as amended, hereby remain contemplated and secured by the Trust.

               ii.  The lien and priority of the Trust as modified herein shall be and remain a first priority encumbrance against the real property and all improvements as described more fully therein (and not otherwise released by Holder), and shall completely secure the Loan as evidenced by the Loan Documents, inclusive of the Notes, as amended, and any further extensions, renewals, amendments, modifications or supplements thereof and thereto.

              iii.  The top of page 1 of the Trust is hereby modified to state as follows:

        THE MAXIMUM AMOUNT OF PRINCIPAL THAT IS SECURED UNDER THIS DEED OF TRUST IS $17,200,000.00.

2

              iv.  This Modification shall be deemed to modify the Trust. Except as modified herein, all other terms of the Trust remain unchanged, and in full force and effect.

          4.    Modification To Loan Agreements.

                i.  Each reference in the Development Agreement to the "Deed of Trust Notes" or "Notes" shall be deemed to be a reference to the Notes, as amended, and as said note or notes may be further amended, modified, supplemented, renewed or replaced from time-to-time.

               ii.  Each reference in the Construction Agreement to Note 2, shall be deemed to be a reference to Trust Note 2, together with any and all other amendments thereto.

              a.     the amount of funds available for disbursement in connection with construction shall be evidenced by Trust Note 2, as amended, and all additional funds available for construction in connection with the Allonge shall be disbursed in accordance with the Construction Agreement.

              b.     the Loan Fees (as defined in the Loan Agreements) shall continue to be in full force and effect in connection with the funds advanced under the Allonge.

              c.     In Paragraph VI, entitled, Loan Limitations, the number of Speculative Units (as defined therein) is hereby increased to fifty (50).

              d.     Paragraph VI, entitled, Loan Limitations, the following provision is added:

        During the one hundred twenty (120) days immediately following the date of this Agreement, the Borrower hereby covenants that Comstock Investor VI, LC shall not distribute any funds in excess of its pre-tax profit received from the Borrower for either (i) the year ending December 31, 2003, or (ii) for the first quarter period ending March 31, 2004, and shall provide written evidence of compliance with this provision, in a form and substance acceptable to the Lender, at any time or from time-to-time reasonably requested by the Lender. Any failure of the Borrower to comply with this provision shall automatically be deemed to be a default under the Loan Agreements and an Event of Default (as defined therein).

          5.    Modification To Guaranty.

                i.  Each reference in the Guaranty to the "Deed of Trust Notes" or the "Notes" shall be deemed to be a reference to the Notes, as amended, and as the same may be further supplemented or amended from time-to-time.

               ii.  The undersigned guarantors, CHRISTOPHER D. CLEMENTE, GREGORY V. BENSON and COMSTOCK HOLDING COMPANY, INC., a Virginia corporation (collectively, the "Guarantor") hereby jointly and severally reaffirm and ratify the terms and conditions set forth in the Guaranty, as amended, and hereby reaffirm all obligations to the Holder under the Guaranty, as amended, in connection with the terms of the Allonge and this Agreement, and each Guarantor shall remain bound in accordance with the terms of the Guaranty, as amended.

          6.    Modification of Loan Documents.

                i.  Each reference to the "Deed of Trust Note (No. 1)" shall be deemed to be a reference to "Note 1" and each reference to "Deed of Trust Note (No. 2)" shall be deemed to be a reference to Trust Note 2, as amended.

               ii.  Each reference in the Loan Documents to any particular Loan Document shall be deemed to be a reference to such Loan Document, as amended, and as further modified by

3

    this Agreement. In the event of a conflict between the terms of any Loan Document and the terms of this Agreement, the terms of this Agreement shall control.

              iii.  Except as specifically modified by this Agreement, the Loan Documents, and all terms and provisions contained therein remain unchanged, and are hereby ratified and confirmed by the parties hereto in all respects and remain in full force and effect and binding upon the Borrower.

          6.    Additional Covenants.

                i.  Each of the undersigned hereby certify that the execution, delivery and performance of this Agreement has been properly authorized, consented to and approved by all requisite and necessary parties.

               ii.  The Borrower agrees that there are no defenses, counterclaims or setoffs against any of their respective obligations under the Loan Documents.

              iii.  This Agreement is a modification only and does not effect a novation of the Borrower's obligations under any of the Loan Documents, or any agreements contained therein.

              iv.  The Assignment of Interests as modified herein remains binding upon the Borrower and in full force and effect.

               v.  The Borrower shall deliver to the Holder, at Borrower's expense, an endorsement to the mortgage title insurance policy insuring the Deed of Trust, which endorsement shall be in a form and substance acceptable solely to the Holder.

              vi.  The Borrower hereby covenants and agrees to execute and deliver, now or at any time in the future, any and all instruments, papers, deeds, acts or things, supplemental confirmatory or otherwise, as reasonably may be required by the Holder for the purpose of effecting this Agreement described or contemplated herein.

             vii.  The undersigned guarantors, CHRISTOPHER D. CLEMENTE, GREGORY V. BENSON and COMSTOCK HOLDING COMPANY, INC., a Virginia corporation (collectively, "Guarantor") hereby jointly and severally further reaffirm and ratify the terms and conditions set forth in the Guaranty, as amended.

            viii.  This Agreement is binding on the parties hereto, their successors, assigns and successors in title.

              ix.  This Agreement shall be governed by the laws of the Commonwealth of Virginia, without reference to conflict of laws principles.

               x.  This Agreement may be executed in counterparts, all of which together shall constitute but one and the same agreement.

              xi.  This Agreement constitutes the entire agreement between the parties hereto, and supersedes all prior discussions, understandings or agreements among the parties hereto.

          7.    Trustee.    The Trustee joins in this Agreement at the direction of the Holder.

(signatures follow)

4

Borrower:
COMSTOCK BLOOMS MILL II, L.C. a Virginia Limited Liability Company
	By:	Comstock Holding Company, Inc. a Virginia corporation Manager
		By:	/s/ CHRISTOPHER D. CLEMENTE Christopher D. Clemente Title: Chief Executive Officer
Guarantor:
	/s/ CHRISTOPHER D. CLEMENTE Christopher D. Clemente		(seal) Payment Guaranteed
	/s/ GREGORY BENSON Gregory Benson		(seal) Payment Guaranteed
COMSTOCK HOLDING COMPANY, INC. Payment Guaranteed a Virginia corporation
	By:	/s/ CHRISTOPHER D. CLEMENTE Christopher D. Clemente	(seal)
	Title:		Chief Executive Officer

5

State of Virginia
County of Fairfax

        The above instrument was acknowledged this 20 day of January, 2004, by Christopher Clemente, Chief Executive Officer of Comstock Holding Company, Inc., manager of Comstock Blooms Mill II, L.C., before me, a Notary Public.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE Notary Public

State of Virginia
County of Fairfax

        The above instrument was acknowledged this 20 day of January, 2004, by Christopher Clemente, before me, a Notary Public.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE Notary Public

State of Virginia
County of Fairfax

        The above instrument was acknowledged this 20 day of January, 2004, by Gregory Benson, before me, a Notary Public.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE Notary Public

State of Virginia
County of Fairfax

        The above instrument was acknowledged this 20 day of January, 2004, by Christopher Clemente, Chief Executive Officer of Comstock Holding Company, Inc., before me, a Notary Public.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE Notary Public

HOLDER:

        Holder:

BRANCH BANKING AND TRUST COMPANY OF VIRGINIA

By:
Print Name:
Title:

        Trustee who is directed to sign by the Holder herein:

BB&T-VA COLLATERAL SERVICE CORPORATION a Virginia corporation
By:	Jay Arvai Senior Vice President

Commonwealth of Virginia
CITY/COUNTY OF                        , to wit:

        I, the undersigned, a Notary Public do hereby certify that                        whose name as                        of BRANCH BANKING AND TRUST COMPANY OF VIRGINIA, has signed the foregoing Agreement, and has personally acknowledged the same before me in my aforesaid jurisdiction.

        GIVEN under my hand and seal this            day                        , 2003.

My Commission Expires:	NOTARY PUBLIC

COMMONWEALTH OF VIRGINIA
CITY/COUNTY OF                        , to wit:

        I, the undersigned, a Notary Public do hereby certify that Jay Arvai, Trustee has signed the foregoing Agreement, and has personally acknowledged the same before me in my aforesaid jurisdiction.

        GIVEN under my hand and seal this            day                        , 2003.

My Commission Expires:	NOTARY PUBLIC

ALLONGE AND MODIFICATION AGREEMENT TO NOTE 2

        THIS ALLONGE AND MODIFICATION AGREEMENT TO NOTE 2 (the "Agreement") is dated this            day of January, 2004, by COMSTOCK BLOOMS MILL II, L.C., a Virginia limited liability company, having an address of 11465 Sunset Hills Rd., Suite 510, Reston, Virginia 20190, Attn. C. Clemente ("Borrower") and BRANCH BANKING AND TRUST COMPANY OF VIRGINIA, successor in interest to VIRGINIA FIRST SAVINGS BANK, its successors and/or assigns ("Holder") having an address of 1308 Devils Reach Road, Woodbridge, Virginia 22192, and the Guarantors (as defined below).

W I T N E S S E T H:

        1.     Holder made an acquisition, revolving development and revolving construction loan to Borrower in the total original amount of up to Thirteen Million Five Hundred Thousand and no/100 Dollars ($13,500,000.00), as amended (and the loan as further amended by this Agreement to the amount of $17,200,000.00, is hereinafter referred to as the "Loan").

        2.     The Loan is evidenced by, among other documents, a Deed of Trust Note (No. 1) in the original face amount of $9,000,000.00 payable to the order of the Holder dated October 10, 2002 (collectively, together with any and all other or further amendments or modifications thereto, "Note 1"), and that certain Deed of Trust Note (No. 2) in the original face amount of $4,000,000.00 as increase to $7,000,000, payable to the order of the Holder dated of even date with Note 1 ("Note 2") as the same has been further modified by this Agreement (Note 2, as modified by this Agreement, together with any and all further amendments, modifications, supplements, or extensions thereto, are collectively referred to herein as "Trust Note 2" (hereinafter, Note 1 and Trust Note 2, together with any and all other amendments, modifications, extensions or supplements thereto, are collectively referred to hereinafter as the "Notes").

        3.     The Loan is further evidenced by, among other documents:

          a.     That certain Credit Line Deed of Trust executed by Borrower to secure the indebtedness, dated of even date with Note 1 and recorded among the land records of Prince William County, Virginia (the "Land Records") (hereinafter, the "Trust") as modified, as supplemented by a Deed of Trust (in the amount of $300,000) and as further modified by that certain Modification Agreement dated of even date herewith, recorded among the Land Records (the "Modification"), (collectively, and as the same may be further amended, modified or supplemented from time-to-time, hereinafter referred to as the "Deed of Trust"), encumbering real property as described therein (hereinafter, which is not otherwise released by the Holder, referred to as the "Real Property"); and

          b.     That certain Assignment of Leases, Interests, Contracts, Plans and Profits dated of even date with the Trust, executed by the parties described therein, in favor of the Holder, recorded immediately after the Trust, as further modified by the Modification, and as the same may be further amended, modified or supplemented from time-to-time (collectively, and as further amended, modified or supplemented from time-to-time, the "Assignment of Interests"); and

          c.     That certain Hazardous Waste Indemnity Agreement executed by the Borrower of even date with the Trust, and as further amended by the Modification (hereinafter, and as further amended, modified or supplemented from time-to-time, collectively, the "Indemnity"); and

          d.     That certain Land Acquisition, Disbursement and Development Loan Agreement executed by the Borrower (the "Development Agreement"), of even date with the Trust, as amended by the Modification, that certain Disbursement and Construction Loan Agreement of even date with the Trust, as amended by the Modification (collectively, and as the same have been or may be further amended, modified or supplemented from time-to-time, hereinafter referred to as the "Loan Agreements"); and

          e.     That certain Guaranty Agreement executed by the Guarantors (as defined below) of even date with the Trust, as the same may be modified from time-to-time, and as further modified by the Modification (collectively, and as the same may be further amended, modified or supplemented from time-to-time, hereinafter referred to as the "Guaranty"); [The Notes, the Trust, the Deed of Trust, the Assignment of Interests, the Indemnity, the Loan Agreements, the Guaranty and any other document that governs, secures, evidences or otherwise relates to the Loan, and any and all further amendments, modifications or supplements thereto from time-to-time shall be referred to hereinafter collectively as the "Loan Documents"].

        WHEREAS, the parties hereto desire to modify the terms of Trust Note 2 in accordance with the terms stated herein;

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto do hereby agree as follows:

          1.     All of the recitals stated above are hereby incorporated herein by reference as if fully set forth in the body of this Agreement.

          2.     Note 2 is hereby increased by Seven Hundred Thousand Dollars ($700,000.00), from Seven Million Dollars ($7,000,000.00) to the amount of Seven Million Seven Hundred Thousand Dollars ($7,700,000.00) which shall be the face amount of Note 2, due and payable by the Borrower in accordance with its terms.

          3.     Borrower hereby jointly and severally warrants, certifies, represents, promises, reaffirms, agrees and promises:

            (a)   to pay to the order of Holder, its successors and/or assigns, all principal sums advanced under the Loan and evidenced by Trust Note 2, that remain outstanding, together with all accrued but unpaid interest, costs and fees as and when they come due thereunder;

            (b)   that Trust Note 2, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms;

            (c)   that the terms of the Notes, as the same are amended, modified or supplemented, remain in full force and effect;

            (d)   to execute, acknowledge and deliver as of the date hereof, an allonge and modification agreement reducing the amount of Note 2 by $700,000.00, effective approximately one hundred twenty (120) days after the date hereof.

          5.     Nothing contained herein shall be construed to release Borrower from any of the obligations set forth in Trust Note 2, the Deed of Trust, and/or under any of the other Loan Documents.

          6.     This Agreement shall be deemed to be incorporated into and become a part of Trust Note 2 as if fully set forth therein, and may be attached to the aforementioned note.

          7.     Each of the undersigned hereby certifies that the execution, delivery and performance of this Agreement has been properly authorized and consented to.

          8.     This Agreement shall not be deemed or construed to be a novation or release of any of the Loan Documents, or any parties thereto, and the Borrower by executing this Agreement consents to remain unconditionally bound by the terms of Trust Note 2, as modified by this Agreement.

          9.     The undersigned guarantors, CHRISTOPHER D. CLEMENTE, GREGORY V. BENSON and COMSTOCK HOLDING COMPANY, INC., a Virginia corporation (collectively, "Guarantors") hereby each reaffirms and ratifies the terms and conditions set forth in the Guaranty, as amended, and hereby reaffirms all obligations to the Holder under the Guaranty, as amended, in connection with the terms set forth in this Agreement and in connection with the Modification.

          10.   This Agreement constitutes the entire agreement among the parties hereto, supersedes all prior discussions and agreements, and is binding on the parties hereto, their successors, assigns and successors in title.

        Except as modified herein, all other terms and conditions in Note 2 shall remain unchanged, and in full force and effect.

(signatures follow below)

WITNESS OUR SIGNATURES:

Borrower:
COMSTOCK BLOOMS MILL II, L.C. a Virginia Limited Liability Company
	By:	Comstock Holding Company, Inc. a Virginia corporation Manager
		By:	/s/ CHRISTOPHER D. CLEMENTE Christopher D. Clemente Title: Chief Executive Officer
Guarantor:
	/s/ CHRISTOPHER D. CLEMENTE Christopher D. Clemente		(seal) Payment Guaranteed
	/s/ GREGORY BENSON Gregory Benson		(seal) Payment Guaranteed
COMSTOCK HOLDING COMPANY, INC. Payment Guaranteed a Virginia corporation
	By:	/s/ CHRISTOPHER D. CLEMENTE Christopher D. Clemente	(seal)
	Title:		Chief Executive Officer

State of Virginia
County of Fairfax

        The above instrument was acknowledged this 20 day of January, 2004, by Christopher Clemente, Chief Executive Officer of Comstock Holding Company, Inc., manager of Comstock Blooms Mill II, L.C., before me, a Notary Public.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE Notary Public

State of Virginia
County of Fairfax

        The above instrument was acknowledged this 20 day of January, 2004, by Christopher Clemente, before me, a Notary Public.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE Notary Public

State of Virginia
County of Fairfax

        The above instrument was acknowledged this 20 day of January, 2004, by Gregory Benson, before me, a Notary Public.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE Notary Public

State of Virginia
County of Fairfax

        The above instrument was acknowledged this 20 day of January, 2004, by Christopher Clemente, Chief Executive Officer of Comstock Holding Company, Inc., before me, a Notary Public.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE Notary Public

HOLDER:

BRANCH BANKING AND TRUST COMPANY OF VIRGINIA

By:
Print Name:
Title:

Commonwealth of Virginia
CITY/COUNTY OF                        , to wit:

        I, the undersigned, a Notary Public do hereby certify that                        whose name as                        of BRANCH BANKING AND TRUST COMPANY OF VIRGINIA, has signed the foregoing Agreement, and has personally acknowledged the same before me in my aforesaid jurisdiction.

        GIVEN under my hand and seal this            day                        , 2003.

My Commission Expires:	NOTARY PUBLIC

Prepared by:
Nichols, Bergere, Zauzig & Sander P.C.

Parcel #

3rd MODIFICATION AGREEMENT

        THIS MODIFICATION AGREEMENT (the "Agreement") is dated as of the effective date of April     , 2004, by and between COMSTOCK BLOOMS MILL II, L.C., a Virginia limited liability company, having an address of 11465 Sunset Hills Rd., Suite 510, Reston, Virginia 20190, Attn. C. Clemente ("Borrower"), and BRANCH BANKING AND TRUST COMPANY OF VIRGINIA, its successors and/or assigns ("Holder") having an address of 1308 Devils Reach Road, Woodbridge, Virginia 22192; and BB&T-VA COLLATERAL SERVICE CORORATION, a Virginia corporation, Trustee ("Trustee"); and the Guarantors (as defined below).

RECITALS:

        1.     Holder made an acquisition, revolving development and revolving construction loan to Borrower in the total original amount of up to Thirteen Million Five Hundred Thousand and no/100 Dollars, as amended, (collectively, and as decreased by the Allonge (as defined below) to $16,500,000.00, referred to hereinafter as the "Loan").

        2.     The Loan is evidenced by, among other documents, a Deed of Trust Note (No. 1) in the original face amount of $9,000,000.00 payable to the order of the Holder dated October 10, 2002 (together with any and all other or further amendments or modifications thereto, referred to as "Note 1"), and that certain Deed of Trust Note (No. 2) in the original face amount of $4,000,000.00 payable to the order of the Holder dated of even date with Note 1 ("Note 2") as the same has been increased to $7,700,000, and as further decreased by that certain Allonge and Modification Agreement dated of even date herewith, to $7,000,000 (the "Allonge"), (Note 2, as further modified by the Allonge, together with any and all further amendments, modifications, supplements, or extensions thereto, are collectively referred to herein as "Trust Note 2" (hereinafter, Note 1 and Trust Note 2, together with any and all other amendments, modifications, extensions or supplements thereto, are collectively referred to hereinafter as the "Notes").

        3.     The Loan is further evidenced by, among other documents:

          a.     That certain Credit Line Deed of Trust executed by Borrower to secure the indebtedness, dated of even date with Note 1 and recorded among the land records of Prince William County, Virginia (the "Land Records"), as modified (hereinafter, the "Trust") as further supplemented by a Deed of Trust in the amount of $300,000.00 further securing standby letters of credit, and as the Trust is modified this Agreement (collectively, and as the same may be further amended, modified or supplemented from time-to-time, hereinafter referred to as the "Deeds of Trust"), encumbering real property as described therein (which is not otherwise released by the Holder, and hereinafter referred to as the "Real Property"); and

          b.     That certain Assignment of Leases, Interests, Contracts, Plans and Profits dated of even date with the Trust, executed by the parties described therein, in favor of the Holder, recorded among the Land Records immediately after the Trust, as further modified by this Agreement, and as the same may be further amended, modified or supplemented from time-to-time (collectively, and as further amended, modified or supplemented from time-to-time, the "Assignment of Interests"); and

          c.     That certain Hazardous Waste Indemnity Agreement executed by the Borrower of even date with the Trust, and as further amended by this Agreement (hereinafter, and as further amended, modified or supplemented from time-to-time, collectively, the "Indemnity"); and

1

          d.     That certain Disbursement and Development Loan Agreement executed by the Borrower (the "Development Agreement"), of even date with the Trust, as amended by this Agreement, that certain Disbursement and Construction Loan Agreement of even date with the Trust, as amended by this Agreement (the "Construction Agreement"), (collectively, and as the same have been or may be further amended, modified or supplemented from time-to-time, hereinafter referred to as the "Loan Agreements"); and

          e.     That certain Guaranty Agreement executed by the Guarantors (as defined below) of even date with the Trust, as the same may be modified from time-to-time, and as further modified by this Agreement (collectively, and as the same may be further amended, modified or supplemented from time-to-time, hereinafter referred to as the "Guaranty"), [The Notes, the Trust, the Deed of Trust, the Assignment of Interests, the Indemnity, the Loan Agreements, the Guaranty and any other document that governs, secures, evidences or otherwise relates to the Loan, and any and all further amendments, modifications or supplements thereto from time-to-time shall be referred to hereinafter collectively as the "Loan Documents"].

        4.     The parties hereto desire to enter into this Agreement to evidence certain agreed upon changes to the Loan Documents.

2

W I T N E S S E T H:

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto do hereby agree as follows:

          1.     All of the recitals stated above are hereby incorporated herein by reference as if fully set forth in the body of this Agreement.

          2.    Modification of Note 2.

                i.  Simultaneously with the execution of this Agreement, the Borrower agrees to execute and deliver to the Holder the Allonge dated of even date herewith which shall modify Note 2 to among other things, decrease it by $700,000.00.

               ii.  The Borrower hereby reaffirms, confirms, consents and agrees to pay to the order of Holder all amounts disbursed and remaining outstanding under the Loan and under the Notes, as amended.

          3.    Modification of the Trust.

                i.  Each reference in the Trust to the "Deed of Trust Notes" or "Notes" shall be deemed to be a reference to the Notes, as amended (to-wit, Note 1 and Trust Note 2, as Trust Note 2 is amended by the Allonge and as either may be amended or modified from time-to-time) and as the same may be further amended, modified, supplemented, renewed or replaced from time-to-time. The Notes, as amended, hereby remain contemplated and secured by the Trust.

               ii.  The lien and priority of the Trust as modified herein shall be and remain a first priority encumbrance against the real property and all improvements as described more fully therein (and not otherwise released by Holder), and shall completely secure the Loan as evidenced by the Loan Documents, inclusive of the Notes, as amended, and any further extensions, renewals, amendments, modifications or supplements thereof and thereto.

              iii.  The top of page 1 of the Trust is hereby modified to state as follows:

        THE MAXIMUM AMOUNT OF PRINCIPAL THAT IS SECURED UNDER THIS DEED OF TRUST IS $16,500,000.00.

              iv.  This Modification shall be deemed to modify the Trust. Except as modified herein, all other terms of the Trust as well as the Deed of Trust remain unchanged, and in full force and effect.

          4.    Modification To Loan Agreements.

                i.  Each reference in the Development Agreement to the "Deed of Trust Notes" or "Notes" shall be deemed to be a reference to the Notes, as amended, and as said note or notes may be further amended, modified, supplemented, renewed or replaced from time-to-time.

               ii.  Each reference in the Construction Agreement to Note 2, shall be deemed to be a reference to Trust Note 2, together with any and all other amendments thereto.

              a.     the amount of funds available for disbursement in connection with construction shall be evidenced by Trust Note 2, as amended, and all additional funds available for construction under the Allonge shall be disbursed in accordance with the provisions set forth in the Construction Agreement.

              b.     the Loan Fees (as defined in the Loan Agreements) shall continue to be in full force and effect in connection with the funds advanced under the Allonge.

3

              c.     In paragraph VI, entitled Loan Limitations, the number of Speculative Units (as defined therein) is hereby decreased to thirty-two (32).

          5.    Modification To Guaranty.

                i.  Each reference in the Guaranty to the "Deed of Trust Notes" or the "Notes" shall be deemed to be a reference to the Notes, as amended, and as the same may be further supplemented or amended from time-to-time.

               ii.  The undersigned guarantors, CHRISTOPHER D. CLEMENTE, GREGORY V. BENSON and COMSTOCK HOLDING COMPANY, INC., a Virginia corporation (collectively, the "Guarantor") hereby jointly and severally reaffirm and ratify the terms and conditions set forth in the Guaranty, as amended, and hereby reaffirm all obligations to the Holder under the Guaranty, as amended, in connection with the terms of the Allonge and this Agreement and each Guarantor remains bound in accordance with the terms of the Guaranty, as amended.

          6.    Modification of Loan Documents.

                i.  Each reference to the "Deed of Trust Note (No. 1)" shall be deemed to be a reference to "Note 1" and each reference to "Deed of Trust Note (No. 2)" shall be deemed to be a reference to Trust Note 2, as amended.

               ii.  Each reference in the Loan Documents to any particular Loan Document shall be deemed to be a reference to such Loan Document, as amended, and as further modified by this Agreement. In the event of a conflict between the terms of any Loan Document and the terms of this Agreement, the terms of this Agreement shall control.

              iii.  Except as specifically modified by this Agreement, the Loan Documents, and all terms and provisions contained therein remain unchanged, and are hereby ratified and confirmed by the parties hereto in all respects and remain in full force and effect and binding upon the Borrower.

          6.    Additional Covenants.

                i.  Each of the undersigned hereby certify that the execution, delivery and performance of this Agreement has been properly authorized, consented to and approved by all requisite and necessary parties.

               ii.  The Borrower agrees that there are no defenses, counterclaims or setoffs against any of their respective obligations under the Loan Documents.

              iii.  This Agreement is a modification only and does not effect a novation of the Borrower's obligations under any of the Loan Documents, or any agreements contained therein.

              iv.  The Assignment of Interests as modified herein remains binding upon the Borrower and in full force and effect.

               v.  The Borrower shall deliver to the Holder, at Borrower's expense, an endorsement to the mortgage title insurance policy insuring the Deed of Trust, which endorsement shall be in a form and substance acceptable solely to the Holder.

              vi.  The Borrower hereby covenants and agrees to execute and deliver, now or at any time in the future, any and all instruments, papers, deeds, acts or things, supplemental confirmatory or otherwise, as reasonably may be required by the Holder for the purpose of effecting this Agreement described or contemplated herein.

4

             vii.  The undersigned guarantors, CHRISTOPHER D. CLEMENTE, GREGORY V. BENSON and COMSTOCK HOLDING COMPANY, INC., a Virginia corporation (collectively, "Guarantor") hereby jointly and severally further reaffirm and ratify the terms and conditions set forth in the Guaranty, as amended.

            viii.  This Agreement is binding on the parties hereto, their successors, assigns and successors in title.

              ix.  This Agreement shall be governed by the laws of the Commonwealth of Virginia, without reference to conflict of laws principles.

               x.  This Agreement may be executed in counterparts, all of which together shall constitute but one and the same agreement.

              xi.  This Agreement constitutes the entire agreement between the parties hereto, and supersedes all prior discussions, understandings or agreements among the parties hereto.

          7.    Trustee.    The Trustee joins in this Agreement at the direction of the Holder.

(signatures follow)

5

Borrower:
COMSTOCK BLOOMS MILL II, L.C. a Virginia Limited Liability Company
	By:	Comstock Holding Company, Inc. a Virginia corporation Manager
		By:	/s/ CHRISTOPHER D. CLEMENTE Christopher D. Clemente Title: Chief Executive Officer
Guarantor:
	/s/ CHRISTOPHER D. CLEMENTE Christopher D. Clemente		(seal) Payment Guaranteed
	/s/ GREGORY BENSON Gregory Benson		(seal) Payment Guaranteed
COMSTOCK HOLDING COMPANY, INC. Payment Guaranteed a Virginia corporation
	By:	/s/ CHRISTOPHER D. CLEMENTE Christopher D. Clemente	(seal)
	Title:		Chief Executive Officer

6

State of Virginia
County of Fairfax

        The above instrument was acknowledged this 20 day of January, 2004, by Christopher Clemente, Chief Executive Officer of Comstock Holding Company, Inc., manager of Comstock Blooms Mill II, L.C., before me, a Notary Public.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE Notary Public

State of Virginia
County of Fairfax

        The above instrument was acknowledged this 20 day of January, 2004, by Christopher Clemente, before me, a Notary Public.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE Notary Public

State of Virginia
County of Fairfax

        The above instrument was acknowledged this 20 day of January, 2004, by Gregory Benson, before me, a Notary Public.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE Notary Public

State of Virginia
County of Fairfax

        The above instrument was acknowledged this 20 day of January, 2004, by Christopher Clemente, Chief Executive Officer of Comstock Holding Company, Inc., before me, a Notary Public.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE Notary Public

HOLDER:

        Holder:

BRANCH BANKING AND TRUST COMPANY OF VIRGINIA

By:
Print Name:
Title:

        Trustee who is directed to sign by the Holder herein:

BB&T-VA COLLATERAL SERVICE CORPORATION a Virginia corporation
By:	Jay Arvai Senior Vice President

Commonwealth of Virginia
CITY/COUNTY OF                        , to wit:

        I, the undersigned, a Notary Public do hereby certify that                        whose name as                        of BRANCH BANKING AND TRUST COMPANY OF VIRGINIA, has signed the foregoing Agreement, and has personally acknowledged the same before me in my aforesaid jurisdiction.

        GIVEN under my hand and seal this            day                        , 2003.

My Commission Expires:	NOTARY PUBLIC

COMMONWEALTH OF VIRGINIA
CITY/COUNTY OF                        , to wit:

        I, the undersigned, a Notary Public do hereby certify that Jay Arvai, Trustee has signed the foregoing Agreement, and has personally acknowledged the same before me in my aforesaid jurisdiction.

        GIVEN under my hand and seal this            day                        , 2003.

My Commission Expires:	NOTARY PUBLIC

ALLONGE AND MODIFICATION AGREEMENT TO NOTE 2

        THIS ALLONGE AND MODIFICATION AGREEMENT TO NOTE 2 (the "Agreement") is effectively dated as of April     , 2003, by COMSTOCK BLOOMS MILL II, L.C., a Virginia limited liability company, having an address of 11465 Sunset Hills Rd., Suite 510, Reston, Virginia 20190, Attn. C. Clemente ("Borrower") and BRANCH BANKING AND TRUST COMPANY OF VIRGINIA, successor in interest to VIRGINIA FIRST SAVINGS BANK, its successors and/or assigns ("Holder") having an address of 1308 Devils Reach Road, Woodbridge, Virginia 22192, and the Guarantors (as defined below).

W I T N E S S E T H:

        1.     Holder made an acquisition, revolving development and revolving construction loan to Borrower in the total original amount of up to Thirteen Million Five Hundred Thousand and no/100 Dollars ($13,500,000.00), as amended (and the loan as further amended by this Agreement to the amount of $16,500,000.00, is hereinafter referred to as the "Loan").

        2.     The Loan is evidenced by, among other documents, a Deed of Trust Note (No. 1) in the original face amount of $9,000,000.00 payable to the order of the Holder dated October 10, 2002 (collectively, together with any and all other or further amendments or modifications thereto, "Note 1"), and that certain Deed of Trust Note (No. 2) in the original face amount of $4,000,000.00 as increased to $7,700,000, payable to the order of the Holder dated of even date with Note 1 ("Note 2") as the same has been further modified by this Agreement (Note 2, as modified by this Agreement, together with any and all further amendments, modifications, supplements, or extensions thereto, are collectively referred to herein as "Trust Note 2" (hereinafter, Note 1 and Trust Note 2, together with any and all other amendments, modifications, extensions or supplements thereto, are collectively referred to hereinafter as the "Notes").

        3.     The Loan is further evidenced by, among other documents:

          a.     That certain Credit Line Deed of Trust executed by Borrower to secure the indebtedness, dated of even date with Note 1 and recorded among the land records of Prince William County, Virginia (the "Land Records")(hereinafter, the "Trust") as modified, as supplemented by a Deed of Trust (in the amount of $300,000) and as further modified by that certain Modification Agreement dated of even date herewith, recorded among the Land Records (the "Modification"), (collectively, and as the same may be further amended, modified or supplemented from time-to-time, hereinafter referred to as the "Deed of Trust"), encumbering real property as described therein (hereinafter, which is not otherwise released by the Holder, referred to as the "Real Property"); and

          b.     That certain Assignment of Leases, Interests, Contracts, Plans and Profits dated of even date with the Trust, executed by the parties described therein, in favor of the Holder, recorded immediately after the Trust, as further modified by the Modification, and as the same may be further amended, modified or supplemented from time-to-time (collectively, and as further amended, modified or supplemented from time-to-time, the "Assignment of Interests"); and

          c.     That certain Hazardous Waste Indemnity Agreement executed by the Borrower of even date with the Trust, and as further amended by the Modification (hereinafter, and as further amended, modified or supplemented from time-to-time, collectively, the "Indemnity"); and

          d.     That certain Land Acquisition, Disbursement and Development Loan Agreement executed by the Borrower (the "Development Agreement"), of even date with the Trust, as amended by the Modification, that certain Disbursement and Construction Loan Agreement of even date with the Trust, as amended by the Modification (collectively, and as the same have been or may be further amended, modified or supplemented from time-to-time, hereinafter referred to as the "Loan Agreements"); and

          e.     That certain Guaranty Agreement executed by the Guarantors (as defined below) of even date with the Trust, as the same may be modified from time-to-time, and as further modified by the Modification (collectively, and as the same may be further amended, modified or supplemented from time-to-time, hereinafter referred to as the "Guaranty"); [The Notes, the Trust, the Deed of Trust, the Assignment of Interests, the Indemnity, the Loan Agreements, the Guaranty and any other document that governs, secures, evidences or otherwise relates to the Loan, and any and all further amendments, modifications or supplements thereto from time-to-time shall be referred to hereinafter collectively as the "Loan Documents"].

        WHEREAS, the parties hereto desire to modify the terms of Trust Note 2 in accordance with the terms stated herein;

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto do hereby agree as follows:

          1.     All of the recitals stated above are hereby incorporated herein by reference as if fully set forth in the body of this Agreement.

          2.     Effective as of the date hereof, Note 2 is hereby decreased by Seven Hundred Thousand Dollars ($700,000.00), from Seven Million Seven Hundred Thousand Dollars ($7,700,000.00) to the amount of Seven Million Dollars ($7,000,000.00) which shall be the face amount of Note 2, due and payable by the Borrower in accordance with its terms.

          3.     Borrower hereby jointly and severally warrants, certifies, represents, promises, reaffirms, agrees and promises:

            (a)   to pay to the order of Holder, its successors and/or assigns, all principal sums advanced under the Loan and evidenced by Trust Note 2, that remain outstanding, together with all accrued but unpaid interest, costs and fees as and when they come due thereunder;

            (b)   that Trust Note 2, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

            (c)   that the terms of the Notes, as the same are amended, modified or supplemented, remain in full force and effect.

          5.     Nothing contained herein shall be construed to release Borrower from any of the obligations set forth in Trust Note 2, the Deed of Trust, and/or under any of the other Loan Documents.

          6.     This Agreement shall be deemed to be incorporated into and become a part of Trust Note 2 as if fully set forth therein, and may be attached to the aforementioned note.

          7.     Each of the undersigned hereby certify that the execution, delivery and performance of this Agreement has been properly authorized and consented to.

          8.     This Agreement shall not be deemed or construed to be a novation or release of any of the Loan Documents, or any parties thereto, and the Borrower by executing this Agreement consents to remain unconditionally bound by the terms of Trust Note 2, as modified by this Agreement.

          9.     The undersigned guarantors, CHRISTOPHER D. CLEMENTE, GREGORY V. BENSON and COMSTOCK HOLDING COMPANY, INC., a Virginia corporation (collectively, "Guarantors") hereby each reaffirms and ratifies the terms and conditions set forth in the Guaranty, as amended, and hereby reaffirms all obligations to the Holder under the Guaranty, as amended, in connection with the terms set forth in this Agreement and in connection with the Modification.

          10.   This Agreement constitutes the entire agreement among the parties hereto, supersedes all prior discussions and agreements, and is binding on the parties hereto, their successors, assigns and successors in title.

        Except as modified herein, all other terms and conditions in Note 2 shall remain unchanged, and in full force and effect.

(signatures follow)

WITNESS OUR SIGNATURES:

Borrower:
COMSTOCK BLOOMS MILL II, L.C. a Virginia Limited Liability Company
	By:	Comstock Holding Company, Inc. a Virginia corporation Manager
		By:	/s/ CHRISTOPHER D. CLEMENTE Christopher D. Clemente Title: Chief Executive Officer
Guarantor:
	/s/ CHRISTOPHER D. CLEMENTE Christopher D. Clemente		(seal) Payment Guaranteed
	/s/ GREGORY BENSON Gregory Benson		(seal) Payment Guaranteed
COMSTOCK HOLDING COMPANY, INC. Payment Guaranteed a Virginia corporation
	By:	/s/ CHRISTOPHER D. CLEMENTE Christopher D. Clemente	(seal)
	Title:		Chief Executive Officer

State of Virginia
County of Fairfax

        The above instrument was acknowledged this 20 day of January, 2004, by Christopher Clemente, Chief Executive Officer of Comstock Holding Company, Inc., manager of Comstock Blooms Mill II, L.C., before me, a Notary Public.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE Notary Public

State of Virginia
County of Fairfax

        The above instrument was acknowledged this 20 day of January, 2004, by Christopher Clemente, before me, a Notary Public.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE Notary Public

State of Virginia
County of Fairfax

        The above instrument was acknowledged this 20 day of January, 2004, by Gregory Benson, before me, a Notary Public.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE Notary Public

State of Virginia
County of Fairfax

        The above instrument was acknowledged this 20 day of January, 2004, by Christopher Clemente, Chief Executive Officer of Comstock Holding Company, Inc., before me, a Notary Public.

My Commission Expires: 11-30-04	/s/ KELLY WYCHE Notary Public

HOLDER:

BRANCH BANKING AND TRUST COMPANY OF VIRGINIA

By:
Print Name:
Title:

Commonwealth of Virginia
CITY/COUNTY OF                        , to wit:

        I, the undersigned, a Notary Public do hereby certify that                        whose name as                        of BRANCH BANKING AND TRUST COMPANY OF VIRGINIA, has signed the foregoing Agreement, and has personally acknowledged the same before me in my aforesaid jurisdiction.

        GIVEN under my hand and seal this            day                        , 2003.

My Commission Expires:	NOTARY PUBLIC

QuickLinks

DISBURSEMENT AND DEVELOPMENT LOAN AGREEMENT
EXHIBIT A
EXHIBIT B DEFINITIONS
EXHIBIT C CONDITIONS PRECEDENT TO INITIAL ADVANCE
EXHIBIT D CONDITIONS PRECEDENT TO SUBSEQUENT LOAN DISBURSEMENTS
EXHIBIT E EVENTS OF DEFAULT AND REMEDIES AVAILABLE TO LENDER
DISBURSEMENT AND CONSTRUCTION LOAN AGREEMENT
EXHIBIT "A" LEGAL DESCRIPTION OF THE REAL PROPERTY
EXHIBIT B DEFINITIONS
EXHIBIT C CONDITIONS PRECEDENT TO DISBURSEMENTS
EXHIBIT D EVENTS OF DEFAULT AND REMEDIES AVAILABLE TO LENDER
EXHIBIT E DRAW SCHEDULE
MODIFICATION AGREEMENT
ALLONGE AND MODIFICATION AGREEMENT TO NOTE 2
2nd MODIFICATION AGREEMENT
ALLONGE AND MODIFICATION AGREEMENT TO NOTE 2
3rd MODIFICATION AGREEMENT
ALLONGE AND MODIFICATION AGREEMENT TO NOTE 2